EXHIBIT 10.1

       AMENDED AND RESTATED CREDIT AGREEMENT DATED NOVEMBER 9, 2000, WITH
                        SCHEDULES AND EXHIBITS THERETO.
























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                      AMENDED AND RESTATED CREDIT AGREEMENT

         This AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement"), dated as of November 9, 2000, is by and among ACE CASH EXPRESS, INC., a Texas corporation (the "Borrower"), WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, a national banking association (formerly known as Wells Fargo Bank (Texas), National Association) ("WFB"), as agent for the Lenders (WFB in such capacity, the "Agent"), BANK OF AMERICA, N.A., a national banking association, as syndication agent for the Lenders (the "Syndication Agent"), FIRST UNION NATIONAL BANK, a national banking association ("FUNB"), and THE CHASE MANHATTAN BANK, a national banking association ("Chase"), both as managing agents for the Lenders (FUNB and Chase, in such capacities, are hereby referred to as the "Managing Agents"), and the lenders named in Schedules 2.01(a) and 2.01(b) hereto (collectively, together with all successors and assigns, the "Lenders").

                             PRELIMINARY STATEMENTS

         A. Pursuant to that certain Credit Agreement, dated as of July 31, 1998, as amended by that certain First Amendment to Credit Agreement, dated as of December 16, 1998, as further amended by that certain Second Amendment to Credit Agreement effective as of December 15, 1999 (the "Existing Credit Agreement"), by and among Borrower, Agent and the other Lenders, the Lenders provided Borrower with a $165,000,000 credit facility pursuant to which Lenders made to Borrower: (i) Advance Term Loan Commitments (as defined in the Existing Credit Agreement) in the maximum aggregate principal amount of $35,000,000 and
(ii) Revolving Credit Commitments (as defined in the Existing Credit Agreement) in the maximum aggregate principal amount of $130,000,000 (including the ability to issue Letters of Credit [as defined in the Existing Credit Agreement] in an aggregate amount not to exceed $1,500,000 and to make Swingline Loans [as defined in the Existing Credit Agreement] in an aggregate amount not to exceed $25,000,000);

         B. Borrower, Agent and the Lenders desire to amend, restate and modify, but not extinguish, the Existing Agreement in its entirety as hereinafter set forth to, among other things, refinance the outstanding obligations under the Existing Credit Agreement pursuant to which Lenders will provide the Borrower with a $220,000,000 credit facility and Lenders will make to Borrower: (i) Reducing Revolver Commitments in the maximum aggregate principal amount of $65,000,000, such Reducing Revolver Commitments to be in replacement and increase of the Advance Term Loan Commitments (as defined in the Existing Credit Agreement) and (ii) Revolving Credit Commitments in the maximum aggregate principal amount of $155,000,000 (including the ability to issue Letters of Credit in an aggregate amount not to exceed $1,500,000 and to make Swingline Loans in an aggregate amount not to exceed $25,000,000);

         C. It is the intention of the parties hereto that the Loans outstanding prior to the Closing Date to or for the account of the Borrower shall continue and remain outstanding and not be repaid on the Closing Date, but shall be assigned and reallocated among the Lenders as provided in Section 2.01 hereof, and accordingly, the Loans and Commitments hereunder are not in novation or discharge of the outstanding Loans; and

         D. Borrower, Agent and Lenders further desire to amend and restate the Existing Credit Agreement as hereinafter set forth and Agent and Lenders are willing to make such loans and provide such other financial accommodations on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                    AGREEMENT

ARTICLE I.  DEFINITIONS

         SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below (such meanings to be equally applicable to both the singular and plural of the terms defined):

         "AAA" shall have the meaning set forth in Section 9.11(b) hereof.

         "Acceptable Acquisition" shall mean (i) any acquisition by the Borrower of all or substantially all of the business of, any business entity (whatever corporate form and whether accomplished as an asset acquisition or a stock purchase or acquisition of other forms of ownership interests) engaged in the same business or a substantially similar line of business, but only if (a) the purchase price of such acquisition (including the amount of Indebtedness of the business entity or of the seller or sellers assumed in connection therewith) is no more than seven million dollars ($7,000,000) and (b) such business entity has either (I) positive EBITDA for the twelve (12) month period immediately preceding the proposed date of such acquisition or (II) positive Restated EBITDA for the twelve (12) month period immediately preceding the proposed date of such acquisition (as determined by Agent and Borrower), (ii) the acquisition of up to one hundred fourteen (114) U.S. Money Order stores for a purchase price not to exceed thirty two million dollars ($32,000,000), or (iii) any other acquisition approved by Required Lenders in their sole discretion.

         "Adjusted LIBOR" shall mean, with respect to any Eurodollar Loan for any Interest Period or to any Reference Rate Loan, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of one percent (1%)) equal to the product of (a) the LIBOR in effect for such Interest Period, multiplied by
(b) Statutory Reserves. For purposes hereof, "Statutory Reserves" as used above shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including, without limitation, any marginal, special, emergency, or supplemental reserves) expressed as a decimal established by the Board and any other banking authority to which any Lender is subject with respect to the Adjusted LIBOR for Eurocurrency Liabilities (as defined in Regulation D). Such reserve percentages shall include, without limitation, those imposed under Regulation D. Eurodollar Loans and Reference Rate Loans shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any Lender under Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

         "Affiliate" of any Person shall mean any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person and, without limiting the generality of the foregoing, includes (a) any Person which beneficially owns or holds ten percent (10%) or more of any class of voting securities of such Person or ten percent (10%) or more of the equity interest in such Person, (b) any Person of which such Person beneficially owns or holds ten percent (10%) or more of any class of voting securities or in which such Person beneficially owns or holds ten percent (10%) or more of the equity interest in such Person and (c) any director, officer or employee of such Person. For the purposes of this definition, the term "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

         "Agent" shall have the meaning assigned to such term in the preamble to this Agreement, and any successor Agent appointed pursuant to the terms of this Agreement.

         "Agreement" shall mean this Credit Agreement, as amended, modified, renewed or supplemented from time to time.

         "Alternate Base Loan" shall mean a Loan based on the Alternate Base Rate in accordance with Article II hereof.

         "Alternate Base Rate" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of one percent (1%)) equal to the greater of (a) the Prime Rate in effect on such day, or (b) the sum of the Federal Funds Effective Rate in effect on such day plus one-half of one percent (0.5%). For purposes hereof, "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time as its prime rate by Wells Fargo
Bank, National Association at its headquarters in San Francisco, California. Such rate of interest is a fluctuating reference rate and may or may not at any time be the best or lowest rate charged by the Agent on any loan. The Agent may make loans at rates of interest at, above or below the Prime Rate. "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three (3) Federal funds brokers of recognized standing selected by it. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate, for any reason, including, the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

         "Amendment to Collateral Trust Agreement" shall mean that certain Amendment to Amended and Restated Collateral Trust Agreement dated as of the date hereof by and among the Borrower, the Agent, Principal Mutual Life Insurance Company, Travelers Express Company, Inc. and Wilmington Trust Company substantially in the form of Exhibit J attached hereto.

         "Applicable Commitment Fee Percentage" shall mean, at any time the Commitment Fee described in Section 2.06 hereof is to be paid, the following percentages per annum applicable to the following Types of facilities, which percentages shall be multiplied by the Available Commitment Amount, as more fully described by Section 2.06:

         (a) For the period from the Closing Date through the last day of the fiscal quarter ending March 31, 2001, the following Applicable Commitment Fee Percentages shall apply to the Reducing Revolver Commitment, and for the entire term of the Credit Agreement, the following Applicable Commitment Fee Percentages shall apply to the Revolving Credit Commitment:


   ----------------------------------------- ---------------------------
             TYPE OF FACILITY                 APPLICABLE COMMITMENT FEE
                                                       PERCENTAGE
   ----------------------------------------- ---------------------------
   Reducing Revolver Commitment                        0.375%

   ----------------------------------------- ---------------------------
   Revolving Credit Commitment                         0.250%

   ----------------------------------------- ---------------------------

         (b) For each  fiscal  quarter  after  March  31,  2001,  the  following
Applicable Commitment Fee Percentages per annum relating to the Reducing Revolver Commitment only shall apply, and shall be determined as a function of the Debt to Cash Flow Ratio, as set forth on the most recent certificate showing compliance delivered to the Agent by Borrower pursuant to Section 5.05(c), as follows:
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  ------------------------------------------------------------------------------
           DEBT TO CASH FLOW RATIO                     APPLICABLE COMMITMENT FEE
                                                            PERCENTAGE
  --------------------------------------------------- ------------------------
  Greater than or equal to 1.75 to 1.00                         0.50%

  --------------------------------------------------- ------------------------
  Less than 1.75 to 1.00,  but  greater  than                  0.375%
  or equal to 1.25 to 1.00

  --------------------------------------------------- ------------------------
  Less than 1.25 to 1.00                                        0.30%

  --------------------------------------------------- ------------------------

         "Applicable Lending Office" shall mean, with respect to each Lender, such Lender's Domestic Lending Office in the case of an Alternate Base Loan and such Lender's Eurodollar Lending Office in the case of a Eurodollar Loan or Reference Rate Loan.

         "Applicable Margin" shall mean the following percentages per annum applicable to the following Types of facilities, which percentages shall be added to the applicable interest rates for purposes of calculating the interest rates payable to the Lenders, as more fully described by Section 2.05:

         (a) For the period from the Closing Date through the Financial Statement Delivery Date following the last day of the fiscal quarter ending March 31, 2001, the following Applicable Margin shall apply to the Reducing Revolver Commitment, and for the entire term of the Credit Agreement, the following Applicable Margin shall apply to the Revolving Credit Commitment:

 --------------------------------- ---------------- --------------- ------------
                                    ALTERNATE BASE     ADJUSTED       REFERENCE
         TYPE OF FACILITY            RATE MARGIN        LIBOR           RATE
                                                       MARGIN          MARGIN
 --------------------------------- ---------------- --------------- ------------

 Reducing Revolver Commitment            0.25%          2.375%             N/A

 --------------------------------- ---------------- --------------- ------------
 Revolving Credit Commitment             0.00%           N/A              0.00%

 --------------------------------- ---------------- --------------- ------------

         (b) For each Margin Period after March 31, 2001, the following Applicable Margin per annum relating to the Reducing Revolver Commitment only shall apply, and shall be determined as a function of the Debt to Cash Flow Ratio, as set forth on the most recent certificate showing compliance delivered to the Agent by Borrower pursuant to Section 5.05(c), as follows:
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------------------------------------------------------- ----------------------
            DEBT TO CASH FLOW RATIO                      ADJUSTED LIBOR MARGIN
------------------------------------------------------- ----------------------

Greater than or equal to 1.75 to 1.00                          2.625%

------------------------------------------------------- ----------------------
Less than 1.75 to 1.00, but greater than or                    2.375%
equal to 1.25 to 1.00
------------------------------------------------------- ----------------------
Less than 1.25 to 1.00                                         2.125%

------------------------------------------------------- ----------------------

         "Asset Sale" shall mean a sale of assets (other than a sale or other disposition of (i) obsolete or no-longer useful assets or (ii) the equity securities of any Subsidiary) by the Borrower or any of its Subsidiaries outside the ordinary course of business to an entity other than Borrower or a Subsidiary.

         "Asset Sale Limit" shall have the meaning set forth in Section 2.09(b) hereof.

         "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee and accepted by the Agent and the Borrower, in substantially the form of Exhibit F annexed hereto.

         "Available  Commitment Amount" shall mean at any date of determination:
(i) with respect to the Reducing Revolver Commitment, the Total Reducing Revolver Commitment, minus the average daily unpaid principal balance of the Reducing Revolver Loans since the later to occur of the Closing Date and the last date of payment of the Commitment Fee, as described in Section 2.06 hereof;
(ii) with respect to the Revolving Credit Commitment, the Total Revolving Credit Commitment, minus the average daily unpaid principal balance of the Revolving Credit Loans (excluding any Swingline Loans outstanding during such period) since the later to occur of the Closing Date and the last date of payment of the Commitment Fee, as described in Section 2.06 hereof.

         "Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

         "Borrower" shall have the meaning assigned to such term in the preamble to this Agreement.

         "Borrowing Base" shall mean the "Amount Available for Borrowing" on each Borrowing Base Report, subject to verification by the Agent. The calculation of the Borrowing Base shall utilize the eligibility criteria, rates of advance, borrowing base factors and dollar ceilings for various components as are specified on Exhibit C hereto and incorporated herein by reference.

         "Borrowing Base Report" shall mean the Borrowing Base Report with respect to Cash Holdings provided as Collateral to the Lenders by the Borrower and its Subsidiaries in the form of Exhibit C hereto.

         "Borrowing  Notice"  shall have the  meaning  assigned  to such term in
Section 2.03 hereof.

         "Business Day" shall mean any day, other than a Saturday, Sunday or legal holiday in the States of Texas and California on which banks are open for substantially all their banking business in Dallas and San Francisco, respectively; provided, however, if any determination of a "Business Day" shall relate to a Eurodollar Loan or a Reference Rate Loan, the term "Business Day" shall in addition exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

         "Capital Expenditures" shall mean capital expenditures as computed and calculated in accordance with GAAP, including, without limitation, the total principal portion of Capitalized Lease Obligations.

         "Capitalized Lease" shall mean, with respect to any Person, any lease or any other agreement for the use of real and/or personal property which in accordance with GAAP should be capitalized on the lessee's or user's balance sheet.

         "Capitalized Lease Obligation" shall mean an obligation to pay rent or other amounts under any Capitalized Lease, and for purposes hereof the amount of such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

         "Cash Flow Coverage Ratio" shall mean (a) the total without duplication, during the twelve-month period preceding the applicable date of determination, of (i) EBITDA, minus (ii) Nondiscretionary Capital Expenditures, minus (iii) Federal, state and local income taxes actually paid, minus (iv) cash dividends paid, minus (v) withdrawals, minus (vi) treasury stock purchased, plus
(vii) rent expense, divided by (b) the total without duplication during the same specified twelve month period of (i) Interest Expense, plus (ii) the current portion of all Capitalized Lease Obligations, plus (iii) the current portion of all long-term debt, plus (iv) rent expense.

         "Cash Holdings" shall mean Borrower's cash in the Borrower's stores, plus Borrower's cash in the Borrower's depository accounts with WFB, plus Borrower's cash in the Borrower's depository accounts with Other Financial Institutions, plus the amount of items of the Borrower in clearing at WFB and at Other Financial Institutions, plus cash of the Borrower in transit with armored couriers.

         "Change in Control" shall mean any event or occurrence by which any Person acquires or any group of Persons acquire, whether directly, indirectly or beneficially, a majority of the voting equity securities of the Borrower (regardless of whether such securities are acquired in a single transaction or a series of related transactions).

         "Closing Date" shall mean the date of this Agreement.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor Federal tax code, and any reference to any statutory provision shall be deemed to be a reference to any successor provision or provisions.

         "Collateral" shall mean all assets, tangible or intangible, real, personal or mixed, including, without limitation, all Cash Holdings, accounts receivable, patents, trademarks, service marks, all other intellectual property, all software whether purchased by or developed by the Borrower or any of its Significant Subsidiaries, general intangibles, furniture and equipment of the Borrower and its Significant Subsidiaries, and all partnership interests, capital stock or equity securities of each Subsidiary of the Borrower, but excluding any assets held by Borrower for the benefit of non-Affiliates in which no security interest or other Lien may be granted.

         "Collateral Trust Agreement" shall mean that certain Amended and Restated Collateral Trust Agreement dated as of July 31, 1998 by and among the Borrower, the Agent, Principal Mutual Life Insurance Company, Travelers Express Company, Inc. and Wilmington Trust Company, as the same may be amended, restated or modified from time to time.

         "Collateral Trustee" shall mean the trustee pursuant to the Collateral Trust Agreement.

         "Commitment" shall mean, with respect to each Lender, the sum of (a) the Reducing Revolver Commitment of such Lender, plus (b) the Revolving Credit Commitment of such Lender, as each may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

         "Commitment  Fee" shall  have the  meaning  set forth in  Section  2.06 hereof.

         "Compliance Certificate" shall mean the Financial Covenant and Compliance Certificate with respect to financial and other covenants set forth in this Agreement provided to the Lenders by the Borrower in the form of Exhibit D hereto.

         "Consent and Ratification" shall mean those certain Consents and Ratifications dated as of the date hereof substantially in the forms of Exhibit G and Exhibit G-1 attached hereto.

         "Consolidated" shall mean, in respect of any Person, as applied to any financial or accounting term, such term determined on a consolidated basis in accordance with GAAP (except as otherwise required herein) for the Person and all consolidated Subsidiaries thereof.

         "Credit Documents" shall mean collectively, this Agreement, the Notes, the Letters of Credit, the Guaranty Agreements, the Security Documents, all other agreements, documents and instruments and other writings contemplated by this Agreement, all assignments, deeds, guaranties, pledges, instruments, certificates and agreements now or hereafter executed or delivered to any Lender pursuant to any of the foregoing, and all amendments, modifications, renewals, extensions, increases and rearrangements of, and substitutions for, any of the foregoing.

         "Credit Event" shall mean each borrowing and each issuance of a Letter of Credit hereunder.

         "Credit Transactions" shall mean the execution, delivery and performance by the Borrower and each Guarantor of the Credit Documents to which it is a party, the borrowings and the issuance of Letters of Credit hereunder, and the execution and delivery by the Borrower of the Notes.

         "Custodial Agreement" shall mean the agreement between and among the Collateral Trustee, the Borrower and an armored car carrier in substantially the form required by the Collateral Trust Agreement.

         "Debt to Cash Flow Ratio" shall mean, at any date of determination, the ratio of (a) the Funded Indebtedness to (b) the EBITDA for the twelve month period preceding such date of determination.

         "Default" shall mean any condition, act or event which, with notice or lapse of time or both, would constitute an Event of Default.

         "Deferred Payment Obligations" shall mean the amount of the Borrower's (or any of the Borrower's Subsidiaries') obligations to make payments to sellers of either stock or assets pursuant to an Acceptable Acquisition, in periods subsequent to the closing of such acquisition.

         "Dispute" shall have the meaning set forth in Section 9.11(a) hereof.

         "Dollars", "dollars" or the symbol "$" shall mean dollars in lawful currency of the United States of America.

         "Domestic Lending Office" shall mean, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name in Schedule 2.02(a) annexed hereto, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

         "EBITDA" shall mean, for any period of determination, the sum of (a) Net Income for the Borrower and its Subsidiaries on a Consolidated basis, along with Net Income attributable to the U.S. Money Order Assets, plus (b) Interest Expense deducted in arriving at such Net Income, along with Interest Expense attributable to the U.S. Money Order Assets, plus (c) Federal, state and local income taxes deducted in arriving at such Net Income, along with such taxes attributable to the U.S. Money Order Assets, plus (d) depreciation, amortization and other non-cash charges deducted in arriving at such Net Income as computed and calculated in accordance with GAAP, along with such depreciation, amortization and other non-cash charges attributable to the U.S. Money Order Assets, minus (e) extraordinary gains (including extraordinary gains attributable to the U.S. Money Order Assets) computed and calculated in accordance with GAAP.

         "Environmental Legislation" shall have the meaning assigned to such term in Section 5.12 hereof.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

         "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) which would be treated together with the Borrower or any Subsidiary of the Borrower, as a single employer under the provisions of Title I or Title IV of ERISA.

         "Eurodollar Lending Office" shall mean, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name in Schedule 2.02(b) annexed hereto (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

         "Eurodollar Loan" shall mean a Reducing Revolver Loan based on the Adjusted LIBOR in accordance with Article II hereof.

         "Event of  Default"  shall have the  meaning  assigned  to such term in
Article VII hereof.

         "Existing Credit Agreement" shall have the meaning assigned to such term in the Preliminary Statements hereof.

         "Existing  Lender"  shall  have the  meaning  assigned  to such term in
Section 2.01(a) hereof.

         "Final Maturity Date" shall mean the third (3rd) anniversary of the Closing Date.

         "Financial Statement Delivery Date" shall mean (i) if the Borrower delivers the quarterly or annual financial statements before 12:00 p.m. Dallas, Texas time on a Business Day, then the day on which the quarterly or annual financial statements are delivered to the Agent and/or Lenders pursuant to
Section 5.05, and (ii) if the Borrower delivers the quarterly or annual financial statements on a day which is not a Business Day or on or after 12:00 p.m. Dallas, Texas time on a Business Day, then the Business Day after the day on which the quarterly or annual financial statements are delivered to the Agent and/or Lenders pursuant to Section 5.05.

         "Fiscal Year" shall mean the fiscal year of the Borrower and its Subsidiaries for accounting purposes as designated by the Borrower to the Agent from time to time.

         "Funded Indebtedness" shall mean and include, as of any date of determination (without duplication) (a) all obligations of the Borrower and its Subsidiaries for borrowed money, including but not limited to bank debt, senior notes and subordinated debt, (b) all obligations of the Borrower and its Subsidiaries evidenced by bonds, debentures, notes or similar instruments (excluding Deferred Payment Obligations which are unsecured and in an amount not to exceed $2,000,000 in the aggregate outstanding at any time), (c) all obligations of the Borrower and its Subsidiaries upon which interest charges are customarily paid, (d) all contingent obligations of the Borrower and its Subsidiaries, (e) all Capitalized Lease Obligations of the Borrower and its Subsidiaries, and (f) all outstanding letters of credit issued for the account of the Borrower and its Subsidiaries, but shall exclude outstanding amounts under the Revolving Credit Commitment and current accounts payable arising in the ordinary course of business.

         "GAAP" shall have the meaning assigned to such term in Section 1.02 hereof.

         "Guarantee" shall mean any obligation, contingent or otherwise, of any Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or obligation of any other Person in any manner, whether directly or indirectly, and shall include, without limitation, any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness, or (c) to maintain working capital, equity capital, available cash or other financial statement condition of the primary obligor so as to enable the primary obligor to pay such Indebtedness; provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or any payment obligation for Borrower's customers arising from Borrower's consumer retail financial services (such as third-party bill payment receipts and remittances, money-transfer services, or money-order sales).

         "Guarantor" shall mean, individually and collectively, each Person who guaranties the Obligations, including, without limitation, each Subsidiary of the Borrower which is or becomes a guarantor of the Obligations on or after the date hereof.

         "Guaranty Agreement" shall mean the Unconditional Guaranty Agreement executed by each Guarantor (except for Public Currency, Inc.) dated as of December 16, 1998, along with the Additional Subsidiaries Supplement to Unconditional Guaranty Agreement executed by Public Currency, Inc. of even date herewith.

         "Indebtedness" shall mean and include, with respect to any Person, at any date of determination (without duplication) (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind,
(b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capitalized Lease Obligations of such Person, (i) all obligations of such Person in respect of interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements and
(j) all obligations of such Person as an account party in respect of letters of credit and bankers' acceptances, but shall exclude current accounts payable arising in the ordinary course of business. The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner.

         "Indemnitees" shall have the meaning assigned to such term in Section 9.04(b) hereof.

         "Information"  shall have the meaning  assigned to such term in Section
9.14 hereof.

         "Interest Expense" shall mean, with respect to any Person for any period, the interest expense of such Person during such period determined in accordance with GAAP.

         "Interest Payment Date" shall mean (a) with respect to any Alternate Base Loan, (i) the last Business Day of each month commencing on the month following the Closing Date and (ii) (x) with respect to any Revolving Credit Loan that is an Alternate Base Loan, the Revolving Credit Termination Date and
(y) with respect to any Reducing Revolver Loan that is an Alternate Base Loan, the Reducing Revolver Termination Date, (b) with respect to any Eurodollar Loan,
(i) the last day of the Interest Period applicable thereto, and, in addition, in respect of any Eurodollar Loan of more than three (3) months' duration, each earlier day which is three (3) months after the first day of such Interest Period and (ii) the Reducing Revolver Termination Date, and (c) with respect to any Reference Rate Loan, (i) the last Business Day of each month commencing on the month following the Closing Date and (ii) the Revolving Credit Termination Date.

         "Interest Period" shall mean, as to any (i) Eurodollar Loan, the period commencing on the date of such Eurodollar Loan and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is one (1), two (2), three (3) or six (6) months thereafter, as the Borrower may elect with respect to its Eurodollar Loans; and
(ii) Reference Rate Loan, the period commencing on the date of such Reference Rate Loan and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is one (1) month thereafter; provided, however, that (a) if an Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) no Interest Period shall (i) with respect to a Reducing Revolver Loan, end later than the Reducing Revolver Termination Date, and (ii) with respect to a Revolving Credit Loan, end later than the Revolving Credit Loan Termination Date and (c) interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

         "Investment"  shall have the  meaning  assigned to such term in Section
6.17 hereof.

         "Lenders" shall have the meaning assigned to such term in the preamble to this Agreement.

         "Letter of  Credit"  shall have the  meaning  assigned  to such term in
Section 2.18 hereof.

         "LIBOR" shall mean, with respect to any Eurodollar Loan for any Interest Period or for any Reference Rate Loan, an interest rate per annum (rounded upwards, if necessary, to the next one-sixteenth (1/16) of one percent (1%)) determined by the Agent to be equal to the London Interbank Offered Rate for such Eurodollar Loan or Reference Rate Loan for such Interest Period set at 11:00 a.m. London time two (2) Business Days prior to the beginning of such Interest Period.

         "Lien" shall mean, with respect to any asset, (a) any mortgage, lien, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, Capitalized Lease or other title retention agreement relating to such asset, (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities or (d) any other right of or arrangement with any creditor to have such creditor's claim satisfied out of such assets, or the proceeds therefrom, prior to the general creditors of the owner thereof.

         "Liquid Investments" shall mean:

         (a) direct obligations of, or obligations the principal of and interest on which are guaranteed or insured by, the United States of America or any agency or instrumentality thereof;

         (b) (i) negotiable or nonnegotiable certificates of deposit, time deposits, bankers' acceptances or other similar banking arrangements maturing within twelve (12) months from the date of acquisition thereof ("bank debt securities"), issued by (A) any Lender or any Affiliate of Lender or (B) any other foreign or domestic bank, trust company or financial institution which has a combined capital surplus and undivided profit of not less than $100,000,000 or the dollar equivalent thereof, if at the time of deposit or purchase, such bank debt securities are rated not less than "BB" (or the then equivalent) by the rating service of Standard & Poor's Corporation or of Moody's Investors Service,
(ii) commercial paper issued by any Person if at the time of purchase such commercial paper is rated not less than "A-2" (or the then equivalent) by the rating service of Standard & Poor's Corporation or not less than "P-2" (or the then equivalent) by the rating service of Moody's Investors Service, or upon the discontinuance of both of such services, such other nationally recognized rating service or services, as the case may be, as shall be selected by the Borrower,
(iii) debt or other securities issued by (A) any Lender or Affiliate of any Lender or (B) or any other Person, if at the time of purchase such Person's debt or equity securities are rated not less than "BB" (or the then equivalent) by the rating service of Standard & Poor's Corporation or of Moody's Investors Service, or upon the discontinuance of both such services, such other nationally recognized rating service or services, as the case may be, as shall be selected by the Borrower and (iv) marketable securities of a class registered pursuant to
Section 12(b) or (g) of the Securities Exchange Act of 1934, as amended;

         (c) repurchase  agreements relating to investments described in clauses
(a) and (b) above with a market value at least equal to the consideration paid in connection therewith, with any Person who has a combined capital surplus and undivided profit of not less than $100,000,000 or the dollar equivalent thereof, if at the time of entering into such agreement the debt securities of such Person are rated not less than "BBB" (or the then equivalent) by the rating service of Standard & Poor's Corporation or of Moody's Investors Service, or upon the discontinuance of both such services, such other nationally recognized rating service or services, as the case may be, as shall be selected by the Borrower; and

         (d) shares of any mutual fund registered under the Investment Company Act of 1940, as amended, which invests solely in underlying securities of the types described in clauses (a), (b) and (c) above.

         "Loan" shall mean any Reducing Revolver Loan, any Revolving Credit Loan or any Swingline Loan.

         "London Interbank Offered Rate" shall mean the interest rate per annum shown on page 3750 of the Dow Jones & Company Telerate screen or any successor page as the composite offered rate for London interbank deposits.

         "Margin Period" means a period commencing on the most recent Financial Statement Delivery Date and ending on the day before the next Financial Statement Delivery Date.

         "Margin Stock" shall have the meaning assigned to such term in Regulation U.

         "Material Adverse Effect" shall mean (a) a material adverse effect upon the Collateral or the business, operations, financial condition or prospects of the Borrower and its Subsidiaries taken as a whole or (b) the impairment of the ability of Borrower or any of its Subsidiaries to perform its obligations under this Agreement or any other Credit Document or of the Lenders to enforce or collect any of the Indebtedness of the Borrower or any Guarantor owed to the Lenders pursuant to the Credit Documents. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events would result in a Material Adverse Effect.

         "Money Order Agreement" shall mean that certain money order agreement between the Borrower and Travelers Express Company, Inc., dated April 16, 1998.

         "Multiemployer  Plan" shall mean a  "multiemployer  plan" as defined in
Section 4001(a)(3) of ERISA.

         "Net Income" shall mean, with respect to any Person for any period, the aggregate income (or loss) of such Person for such period which shall be an amount equal to (a) net revenues and other items of income for such Person less
(b) the aggregate for such Person of any and all items that are treated as expenses under GAAP, less (c) Federal, state and local income taxes, but excluding any extraordinary gains or losses or any gains or losses from the sale or disposition of assets other than in the ordinary course of business, all computed and calculated in accordance with GAAP.

         "Net Worth" shall mean, with respect to any Person at any date of determination, the sum of (a) the total amount of capital stock, including preferred stock, of such Person, plus (b) the paid-in-capital of such Person, plus (c) the retained earnings of such Person, minus (d) the treasury stock of such Person, all calculated in accordance with GAAP.

         "Nondiscretionary Capital Expenditures" shall mean Capital Expenditures not to exceed, during any fiscal year, a maximum aggregate amount of two thousand dollars ($2,000) per store of Borrower and its Subsidiaries, which amount (i) may be increased or decreased at the Agent's reasonable discretion and (ii) shall be increased or decreased by the Agent at the reasonable direction of the Required Lenders.

         "Non-Funding  Lender"  shall have the meaning  assigned to such term in
Section 2.13(a) hereof.

         "Note Purchase Agreement" shall mean that certain Note Purchase Agreement between the Borrower and Principal Mutual Life Insurance Company dated November 15, 1996.

         "Notes" shall mean the Reducing Revolver Notes and the Revolving Credit Notes of the Borrower, executed and delivered as provided in Section 2.04 hereof, and the Swingline Notes, if any, executed and delivered as provided in
Section 2.17 hereof.

         "Obligations" shall mean all obligations, liabilities and indebtedness of each of the Borrower and the Guarantors to the Lenders and the Agent arising under or in connection with this Agreement or any other document or instrument executed in connection herewith, whether now existing or hereafter created, direct or indirect, due or not, including without limitation all of their respective obligations, liabilities and indebtedness with respect to the principal of and interest on the Reducing Revolver Loans, the Revolving Credit Loans, drawings under any Letter of Credit, and the payment or performance of all other obligations, liabilities, and indebtedness owed by any of them to the Lenders and the Agent hereunder or under any one or more documents or instruments executed and delivered in connection herewith or with any Letter of Credit, including without limitation all fees, costs, expenses and indemnity obligations hereunder and thereunder.

         "Operating Lease" shall mean any lease or other agreement for the use of real or personal property which at any time provided for a term or other period of duration (including any fixed term or period subject to an existing option, whether or not such option had yet been exercised) of more than twelve
(12) months, other than a Capitalized Lease.

         "Other Financial Institutions" shall mean any financial institution other than WFB.

         "Other Taxes" shall have the meaning assigned to such term in Section 2.15(b) hereof.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation.

         "Pension Plan" shall mean any Plan which is subject to the provisions of Title IV of ERISA (other than any Multiemployer Plan).

         "Person" shall mean any natural Person, corporation, business trust, association, company, joint venture, partnership or government or any agency or political subdivision thereof.

         "Plan"  shall mean any  employee  benefit  plan  within the  meaning of
Section 3(3) of ERISA and which is maintained (in whole or in part) for employees of the Borrower, any Subsidiary thereof or any ERISA Affiliate.

         "Reducing Revolver Commitment" shall mean, with respect to any Lender, the Reducing Revolver Commitment of such Lender as set forth in Schedule 2.01(a) annexed hereto, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

         "Reducing Revolver Loan" shall mean advances under the Reducing Revolver Commitment to the Borrower made pursuant to this Agreement.

         "Reducing Revolver Notes" shall mean the Reducing Revolver Notes of the Borrower, executed and delivered as provided in Section 2.04 hereof, in substantially the form of Exhibit A annexed hereto, as amended, modified or supplemented from time to time.

         "Reducing Revolver Termination Date" shall mean the earlier to occur of
(a) the Scheduled Reducing Revolver Termination Date or (b) such date as the Reducing Revolver Loans shall otherwise be payable in full and the Reducing Revolver Commitment shall terminate, expire or be canceled in accordance with the terms of this Agreement.

         "Reference Rate" shall mean, with respect to any Reference Rate Loan, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of one percent (1%)) then in effect equal to the Adjusted LIBOR applicable to an Interest Period of one (1) month plus three quarters of one percent (0.75%). Such Reference Rate shall be reset on the first (1st) and fifteenth (15th) day of each calendar month or on the next Business Day thereafter.

         "Reference Rate Loan" shall mean a Revolving Credit Loan based on the Reference Rate in accordance with Article II hereof.

         "Register" shall have the meaning assigned to such term in Section 9.03(e) hereof.

         "Regulation D" shall mean Regulation D of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

         "Regulation G" shall mean Regulation G of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

         "Regulation T" shall mean Regulation T of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

         "Regulation U" shall mean Regulation U of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

         "Regulation X" shall mean Regulation X of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

         "Remedial Work" shall have the meaning assigned to such term in Section 5.12(b) hereof.

         "Repayment  Date"  shall  have the  meaning  assigned  to such  term in
Section 2.04(c) hereof.

         "Reportable Event" shall mean a Reportable Event as defined in Section 4043(c) of ERISA.

         "Required Lenders" shall mean at any time (a) two (2) or more Lenders holding at least sixty-six and two-thirds percent (66.67%) of the then aggregate unpaid principal amount of the Notes (excluding any Swingline Notes), or (b) if no such principal amount is then outstanding, two (2) or more Lenders having at least sixty-six and two-thirds percent (66.67%) of the Total Commitment.

         "Responsible Officer" shall mean, with respect to any Person other than the Borrower, such Person's president, chairman, senior vice president, vice president, chief financial officer or treasurer and shall mean with respect to the Borrower, its chief executive officer, its chief financial officer, its senior vice president-operations, and its controller.

         "Restated EBITDA" shall mean, with respect to any business entity, such entity's actual EBITDA restated to substitute, in lieu of actual expenses deducted in determining such actual EBITDA, expenses that are, in the judgment of Agent and Borrower, contractually controllable by Borrower (e.g., officer or employee compensation, bank and/or depository fees, courier fees and other similar expense items).

         "Revolving Credit Commitment" shall mean, with respect to any Lender, the Revolving Credit Commitment of such Lender as set forth in Schedule 2.01(b) annexed hereto, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

         "Revolving Credit Loan" shall mean advances under the Revolving Credit Commitment to the Borrower made pursuant to this Agreement.

         "Revolving Credit Notes" shall mean the Revolving Credit Notes of the Borrower, executed and delivered as provided in Section 2.04 hereof, in substantially the form of Exhibit B annexed hereto, as amended, modified or supplemented from time to time.

         "Revolving Credit  Termination Date" shall mean the earlier to occur of
(a) three hundred sixty-four (364) days after the Closing Date or (b) such date as the Revolving Credit Loans shall otherwise be payable in full and the Revolving Credit Commitment shall terminate, expire or be canceled in accordance with the terms of this Agreement.

         "Scheduled Reducing Revolver Termination Date" shall mean the third anniversary of the Closing Date.

         "Security Documents" shall mean individually and collectively, the Amended and Restated Assignment of Deposit Accounts and Security Agreement executed by the Borrower and the Collateral Trustee dated as of July 31, 1998, the Stock Pledge Agreements executed by the Borrower and Check Express, Inc. dated December 16, 1998, the Stock Pledge Agreement executed by the Borrower of even date herewith, the Guaranty Agreement, all other assignments, deeds, pledges, financing statements and other documents executed or delivered to any Lender in connection with granting of a Lien in the Collateral in favor of Agent or the Collateral Trustee, and all amendments, modifications, supplements, renewals, extensions, increases, rearrangements of, and substitutions for the foregoing.

         "Senior Secured Notes" shall mean those certain 9.03% Senior Secured Notes due November 15, 2003 by the Borrower payable to Principal Mutual Life
Insurance Company in the aggregate principal amount of twenty million dollars ($20,000,000).

         "Significant Subsidiary" shall have the meaning given such term by 17 CFR ss. 210.1-02(w) (Rule 1-02(w) of Regulation S-X of the Securities and Exchange Commission).

         "Subsidiary" shall mean, with respect to any Person, any corporation, association or other business entity in which said Person or one or more Subsidiaries of said Person owns or controls, directly or indirectly, securities or other ownership interests representing more than fifty percent (50%) of the ordinary voting power. As used in this Agreement with respect to the Borrower, the term "Subsidiary" shall include all direct and indirect Subsidiaries of the Borrower.

         "Subsidiary's Cash Holdings" shall mean, with respect to a Subsidiary of the Borrower, Subsidiary's cash in such Subsidiary's stores, plus Subsidiary's cash in such Subsidiary's depository accounts with WFB, plus Subsidiary's cash in such Subsidiary's depository accounts with Other Financial Institutions, plus the amount of items of such Subsidiary in clearing at WFB and at Other Financial Institutions, plus cash of such Subsidiary in transit with armored couriers.

         "Swingline Lender" shall have the meaning assigned such term in Section
2.17 of this Agreement.

         "Swingline  Loan"  shall  mean any Loan made to  Borrower  pursuant  to
Section 2.17 of this Agreement.

         "Swingline Note" shall mean any Swingline Note of the Borrower, executed and delivered as provided in Section 2.17 hereof, in substantially the form of Exhibit K hereto, as amended, modified or supplemented from time to time.

         "Taxes" shall have the meaning assigned to such term in Section 2.15(a) hereof.

         "Total Commitment" shall mean the sum of the Lenders' Total Reducing Revolver Commitment and Total Revolving Credit Commitment, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

         "Total Letter of Credit Exposure" shall mean at any time the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit and (b) the aggregate amount of all drawings under Letters of Credit for which WFB shall not have been reimbursed as provided in Section 2.18 hereof.

         "Total Reducing Revolver Commitment" shall mean the sum of the Lenders' Reducing Revolver Commitments, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

         "Total Revolving Credit Commitment" shall mean the sum of the Lenders' Revolving Credit Commitments, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

         "Total Swingline Facility Amount" shall mean the sum of the Swingline Lenders' Swingline Facility Amounts, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

         "Type" shall refer to whether a Loan is an Alternate Base Loan, Reference Rate Loan or Eurodollar Loan each of which constitutes a Type of Loan.

         "U.S. Money Order" shall mean, collectively, U.S. Money Order Company, Inc., a California corporation, Check Cashiers of Arizona, Inc., an Arizona corporation, Check Cashiers of California, Inc., a California corporation, Corpus Christi Check Cashiers, Inc., a Texas corporation, and Valley Check Cashiers, Inc., a Texas corporation.

         "U.S. Money Order Assets" shall mean the assets being purchased by the Borrower pursuant to the U.S. Money Order Purchase Agreement.

         "U.S. Money Order Purchase Agreement" shall have the meaning assigned to such term in Section 4.02(i) hereof.

         "WFB" shall have the meaning assigned to such term in the preamble to this Agreement.

         SECTION 1.02. Accounting Terms. Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under generally accepted accounting principles in effect from time to time in the United States applied on a basis consistent with those used in preparing the financial statements referred to in Section 5.05 hereof ("GAAP"). If subsequent to the date hereof, the accounting principles under GAAP are changed and as a result of such change the calculation of any financial covenant set forth herein is affected, the Lenders and the Borrower hereby agree to amend such financial covenants in such a manner as to make such financial covenants consistent with the financial covenants in effect hereunder prior to such change in accounting principles and, until such amendment is effected, such financial covenants shall be calculated from financial statements of the Borrower adjusted to reflect the accounting principles followed by the Borrower prior to such change in accounting principles.

         SECTION 1.03. Miscellaneous. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified.

ARTICLE II.  THE LOANS

         SECTION 2.01. Reducing Revolver Commitments and Revolving Credit Commitments; Reallocation of Commitments.


         (a) On the Closing Date, each Lender, if any, whose relative proportion of its Commitment hereunder is increasing over the proportion of the Commitment held by it prior to the Closing Date shall, by assignments from the Lenders which were parties to the Existing Credit Agreement prior to the Closing Date of this Agreement (the "Existing Lenders") (which assignments shall be deemed to occur hereunder automatically, and without any requirement for additional documentation, on the Closing Date) acquire a portion of the Loans and Commitments (as both terms are defined in the Existing Credit Agreement) of the Existing Lenders so designated in such amounts, and the Lenders shall, through the Agent, make such other adjustments among themselves as shall be necessary so that after giving effect to assignments and adjustments, the Lenders shall hold all Loans (as defined in the Existing Credit Agreement) outstanding under the Existing Credit Agreement ratably in accordance with their respective Commitments as reflected on Schedule 2.01(a) and Schedule 2.01(b), respectively. On the Closing Date, all Interest Periods under and as defined in the Existing Credit Agreement in respect of any Eurodollar Loans under and as defined in the Existing Credit Agreement shall automatically be terminated (and the Borrower shall on the Closing Date make payments to the Existing Lenders that held such Eurodollar Loans under Section 2.09 and Section 2.12 of the Existing Credit Agreement to compensate for such termination as if such termination were a payment or prepayment referred to in said Sections 2.09 and 2.12), and subject to the other restrictions contained herein, the Borrower shall be permitted to continue such Eurodollar Loans or to convert such Eurodollar Loans into Alternate Base Loans hereunder.

         (b) The Agent shall notify each Lender of the amount of Loans required to be made by such Lender (if any) to the Borrower on the Closing Date, and of any other assignments or adjustments that the Agent deems necessary and advisable such that after giving effect to the transactions contemplated to occur on the Closing Date, each Lender's Commitment shall be in accordance with the Commitments set forth opposite its name on Schedule 2.01(a) and Schedule 2.01(b). Each Lender's Loans to the Borrower shall not exceed its pro rata portion of all Loans then outstanding to the Borrower, and the unused Commitments of all Lenders plus all outstanding Loans under and as defined in the Existing Credit Agreement, as amended hereby, shall not exceed the Total Commitment. Any such assignments shall be deemed to occur hereunder automatically on the Closing Date and without any requirement for additional documentation, and in the case of any such assignment, the assigning party shall be deemed to represent and warrant to each assignee that it has not created any adverse claim upon the interest being assigned and that such interest is free and clear of any adverse claim. Each Lender hereby agrees to give effect to the instructions of the Agent to such Lender contained in the notice described above.

         (c) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender, severally and not jointly, agrees to make Reducing Revolver Loans to the Borrower, at any time and from time to time, the Borrower having the right to borrow, repay and reborrow, from the Closing Date to the Reducing Revolver Termination Date, in an aggregate principal amount at any time outstanding not to exceed the amount of such Lender's Reducing Revolver Commitment then in effect set forth opposite its name in Schedule 2.01(a) hereto. If the unpaid amount of the Reducing Revolver Loans at any time exceeds the Total Reducing Revolver Commitment then in effect, for any reason including but not limited to the passage of time, Borrower shall make a paydown on the Reducing Revolver Loans in an amount sufficient to reduce the unpaid balance of the Reducing Revolver Loans to an amount no greater than the Total Reducing Revolver Commitment then in effect. Such mandatory paydown shall be accompanied by all accrued and unpaid interest on the amount prepaid.

         (d) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender, severally and not jointly, agrees to make Revolving Credit Loans to the Borrower, at any time and from time to time, the Borrower having the right to borrow, repay and reborrow, from the Closing Date to the Revolving Credit Termination Date, in an aggregate principal amount at any time outstanding not to exceed the amount of such Lender's Revolving Credit Commitment set forth opposite its name in Schedule 2.01(b) hereto. Notwithstanding the foregoing, at no time shall the sum of (i) the aggregate principal amount of Revolving Credit Loans outstanding and (ii) the aggregate principal amount of Swingline Loans outstanding, exceed the Borrowing Base then in effect. If the unpaid amount of the Revolving Credit Loans at any time exceeds the Borrowing Base then in effect, Borrower shall make a paydown on the Revolving Credit Loans in an amount sufficient to reduce the unpaid balance of the Revolving Credit Loans to an amount no greater than the Borrowing Base. Such mandatory paydown shall be accompanied by all accrued and unpaid interest on the amount prepaid.

         SECTION 2.02.  Loans.

         (a) Each Alternate Base Loan and each Reference Rate Loan made by the Lenders on any date shall not be less than one million dollars ($1,000,000) and in integral multiples of one hundred thousand dollars ($100,000). Each Eurodollar Loan made by the Lenders on any date shall not be less than three million dollars ($3,000,000) and in integral multiples of five hundred thousand dollars ($500,000).

         (b) Loans shall be made ratably by the Lenders in accordance with their respective Reducing Revolver Commitment or Revolving Credit Commitment, as the case may be; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder. All Reducing Revolver Loans shall be made by the Lenders against delivery to each Lender of one (1) Reducing Revolver Note, payable to the order of such Lender, as referred to in Section 2.04 hereof. All Revolving Credit Loans shall be made by the Lenders against delivery to each Lender of one (1) Revolving Credit Note, payable to the order of such Lender, as referred to in
Section 2.04 hereof.

         (c) Each Loan shall be either an Alternate Base Loan, a Eurodollar Loan or a Reference Rate Loan as the Borrower may request in accordance with the provisions of this Agreement. Each Lender may fulfill its obligations under this Agreement by causing its Applicable Lending Office to make such Loan. Not more than seven (7) Eurodollar Loans may be outstanding at any one time.

         (d) Subject to the provisions of paragraph (e) below, each Lender shall make its Reducing Revolver Loan and Revolving Credit Loan on the proposed dates thereof by paying the amount required to the Agent at its office set forth in
Section 9.01 hereof in immediately available funds not later than 11:00 a.m., San Francisco, California time, and the Agent shall promptly credit the amounts so received to the general deposit account of the Borrower with the Agent in immediately available funds or, if Loans are not to be made on such date because any condition precedent to a borrowing herein specified is not met, return the amounts so received to the respective Lenders.

         (e) The Borrower shall have the right at any time upon prior irrevocable written or facsimile notice (promptly confirmed in writing) to the Agent given in the manner and at the times specified in Section 2.03 hereof with respect to the Loans into which conversion or continuation is to be made, to convert all or any portion of Eurodollar Loans or Reference Rate Loans into Alternate Base Loans, to convert all or any portion of Alternate Base Loans into Eurodollar Loans (specifying the Interest Period to be applicable thereto) (if such Alternate Base Loan to be converted is a Reducing Revolver Loan) or Reference Rate Loan (if such Alternate Base Loan to be converted is a Revolving Credit Loan), to convert the Interest Period with respect to all or any portion of any Eurodollar Loans to another permissible Interest Period, and to continue all or any portion of any Loans into a subsequent Interest Period of the same duration, subject to (x) the terms and conditions of this Agreement (including with respect to the conversion of Alternate Base Loans into Eurodollar Loans or Reference Rate Loans, the last sentence of Section 2.02(c) hereof) and (y) the following:

         (i) in the case of a conversion or continuation of fewer than all the Loans made to the Borrower, the aggregate principal amount of Loans converted or continued shall be an integral multiple of one million dollars ($1,000,000);

         (ii) accrued interest on a Loan (or portion thereof) being converted or continued shall be paid by the Borrower at the time of conversion or continuation (but only with respect to the portion thereof being so converted or continued);

         (iii) if any Eurodollar Loan is converted at any time other than the end of an Interest Period applicable thereto, the Borrower shall make such payments associated therewith as are required pursuant to Section 2.12 hereof,

         (iv) the representations and warranties set forth in Article III hereof and in any documents delivered in connection herewith shall be true and correct in all material respects with the same effect as though made on and as of such date (except insofar as such representations and warranties relate expressly to an earlier date); and

         (v) no Default or Event of Default shall have occurred and be continuing.

         The Interest Period applicable to any Eurodollar Loan resulting from a conversion shall be specified by the Borrower in the irrevocable notice of conversion delivered pursuant to this Section 2.02; provided, however, that if no such Interest Period shall be specified, the Borrower shall be deemed to have selected an Interest Period of one (1) month's duration. If the Borrower shall not have given timely notice to continue any Eurodollar Loan into a subsequent Interest Period (and shall not otherwise have given notice to convert such Loan), such Loan (unless repaid or required to be repaid pursuant to the terms hereof) shall automatically be converted into an Alternate Base Loan. The Agent shall promptly advise the Lenders of any notice given pursuant to this Section
2.02 and of each Lender's portion of the continuation or conversion hereunder.

         SECTION 2.03. Notice of Loans. The Borrower shall give the Agent irrevocable written or facsimile notice (promptly confirmed in writing) of each borrowing to be made by the Borrower (including, without limitation, a conversion as permitted by Section 2.02(e) hereof) not later than (i) 8:00 a.m., San Francisco, California time, the Business Day of a proposed Reducing Revolver Loan consisting of an Alternate Base Loan borrowing or any Alternate Base Loan conversion, (ii) 8:00 a.m., San Francisco, California time, three (3) Business Days before a proposed Reducing Revolver Loan consisting of a Eurodollar Loan borrowing or any Eurodollar Loan conversion, (iii) 8:00 a.m., San Francisco, California time, the Business Day of a proposed Revolving Credit Loan consisting of a Reference Rate Loan borrowing or any Reference Rate Loan conversion, (iv) 8:00 a.m., San Francisco, California time, the Business Day of a proposed Revolving Credit Loan consisting of an Alternate Base Loan borrowing or any Alternate Base Loan conversion, and (v) 8:00 a.m., San Francisco, California time, the Business Day of a proposed Swingline Loan. Such notice shall be in substantially the form of Exhibit I hereto (the "Borrowing Notice") and shall
(i) specify whether the Loans then being requested are to be Reducing Revolver Loans, Revolving Credit Loans or Swingline Loans, (ii) specify whether the Loans then being requested are to be Alternate Base Loans, Reference Rate Loans or Eurodollar Loans, (iii) specify the date of such borrowing (which shall be a Business Day) and amount thereof, (iv) if such Loans are to be Eurodollar Loans, specify the Interest Period with respect thereto, (v) state that the representations and warranties set forth in Article III hereof and in any documents delivered in connection herewith shall be true and correct in all material respects with the same effect as though made on and as of such date (except insofar as such representations and warranties relate expressly to an earlier date), (vi) state that no Default or Event of Default has occurred and is continuing or would otherwise be created by such borrowing, and (vii) if such borrowing is to be a Reducing Revolver Loan and if requested by the Agent, set forth the calculations of the financial covenants (which financial covenants shall be calculated after giving effect to the proposed Reducing Revolver Loan) in such Borrowing Notice and compliance therewith. If no election as to the Type of Loan is specified in any such notice, all such Loans shall be Alternate Base Loans. If no Interest Period with respect to any Eurodollar Loan is specified in any such notice, then an Interest Period of one (1) month's duration shall be deemed to have been selected. The Agent shall promptly advise the Lenders of any notice given pursuant to this Section 2.03 and of each Lender's portion of the requested borrowing.

         SECTION 2.04.  Notes; Repayment of Loans.

         (a) All Reducing Revolver Loans made by a Lender to the Borrower shall be evidenced by a single Reducing Revolver Note duly executed by the Borrower, dated the Closing Date, in substantially the form of Exhibit A hereto, delivered by the Borrower and payable to such Lender in a principal amount equal to such Lender's Reducing Revolver Loan Commitment on such date. All Revolving Credit Loans made by a Lender to the Borrower shall be evidenced by a single Revolving Credit Note, duly executed by the Borrower, dated the Closing Date, in substantially the form of Exhibit B hereto, delivered by the Borrower and payable to such Lender in a principal amount equal to such Lender's Revolving Credit Commitment on such date.

         (b) Each Revolving Credit Note shall bear interest from its date on the outstanding principal balance thereof, as provided in Section 2.05 hereof. The outstanding balance of each Revolving Credit Loan, as evidenced by any such Revolving Credit Note, shall mature and be due and payable on the Revolving Credit Termination Date.

         (c) Each Reducing Revolver Note shall bear interest from its date on the outstanding principal balance thereof as provided in Section 2.05 hereof. The outstanding balance of each Reducing Revolver Loan, as evidenced by any such Reducing Revolver Note, shall mature and be due and payable on the Reducing Revolver Termination Date, subject to decreases in the Total Reducing Revolver Commitment pursuant to Section 2.01(c) and Schedule 2.01(a) hereof.

         (d) Each Lender, or the Agent on its behalf, shall, and is hereby authorized by the Borrower to, endorse on the schedule attached to each Reducing Revolver Note or Revolving Credit Note, as applicable, of such Lender (or on a continuation of such schedule attached to such Note and made a part thereof) an appropriate notation evidencing, for each Reducing Revolver Note or Revolving Credit Note, the date and amount of each Loan to the Borrower from such Lender, and for all Notes, the date and amount of each payment and prepayment with respect thereto; provided, however, that the failure of any Person to make such a notation on a Note shall not affect any obligations of the Borrower under such Note. Any such notation shall be conclusive and binding as to the date and amount of such Loan or portion thereof, or payment or prepayment of principal or interest thereon, absent manifest error.

         SECTION 2.05.  Interest on Loans.

         (a) Subject to the provisions of Section 2.08 and Section 9.08 hereof, each Alternate Base Loan shall bear interest at arate per annum equal to the Alternate Base Rate plus the Applicable Margin then in effect.

         (b) Subject to the provisions of Section 2.08 and Section 9.08 hereof, each Eurodollar Loan shall bear interest at a rate per annum equal to the Adjusted LIBOR plus the Applicable Margin then in effect at the beginning of such Interest Period.

         (c) Subject to the provisions of Section 2.08 and Section 9.08 hereof, each Reference Rate Loan shall bear interest at a rate per annum equal to the Reference Rate then in effect.

         (d) Interest on each Loan shall be payable in arrears on each applicable Interest Payment Date. Interest on each Loan shall be computed based on the number of days elapsed in a year of 360 days. The Agent shall determine each interest rate applicable to the Loans and shall promptly advise the Borrower and the Lenders of the interest rate so determined.

         SECTION 2.06.  Fees.

         (a) The Borrower shall pay each Lender, through the Agent, its pro rata share of a quarterly commitment fee (the "Commitment Fee") from the Closing Date until the later to occur of the Reducing Revolver Termination Date and the Revolving Credit Termination Date, in an amount equal to: (a) (i) the daily Available Commitment Amount applicable to the Reducing Revolver Commitment during such quarter (or shorter period commencing on the Closing Date or ending with the Reducing Revolver Termination Date), multiplied by (ii) the Applicable Commitment Fee Percentage then in effect, plus (b) (i) the daily Available Commitment Amount applicable to the Revolving Credit Commitment during such quarter (or shorter period commencing on the Closing Date or ending with the Revolving Credit Loan Termination Date), multiplied by (ii) the Applicable Commitment Fee Percentage then in effect, provided, however, that there shall be no Commitment Fee attributable to the Revolving Credit Commitment after the Revolving Credit Termination Date.

         (b) Any portion of the Commitment Fee that has not been previously paid shall be payable in immediately available funds (w) on the last Business Day of each calendar quarter commencing on December 31, 2000, (x) on the Reducing Revolver Termination Date, (y) on the date of any reduction of the Total Revolving Credit Commitment in accordance with the provisions of this Agreement, and (z) on the Revolving Credit Termination Date. The Commitment Fee due to each Lender under this Section 2.06 shall commence to accrue on the Closing Date and cease to accrue on the later to occur of the Reducing Revolver Termination Date and the Revolving Credit Termination Date in accordance with the provisions of this Section 2.06 . The Commitment Fee shall be calculated on the basis of the actual number of days elapsed in a year of 360 days.

         SECTION 2.07. Termination, Reduction of the Total Revolving Credit Commitment and Reduction of the Total Reducing Revolver Commitment.

         (a) Upon at least five (5) Business Days' prior irrevocable written notice (or facsimile notice promptly confirmed in writing) to the Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Total Revolving Credit Commitment ratably among the Lenders in accordance with the amounts of their Commitments; provided, however, the Total Revolving Credit Commitment shall not at any time be reduced to an amount less than the sum of the Revolving Credit Loans then outstanding. Each voluntary partial reduction of the Total Revolving Credit Commitment shall be in an integral multiple of five million dollars ($5,000,000).

         (b) Simultaneously with any termination or reduction of the Total Revolving Credit Commitment pursuant to paragraph (a) above, the Borrower shall pay to each Lender, through the Agent, the Commitment Fee due and owing through and including the date of such termination or reduction on the amount of the Commitment of such Lender so terminated or reduced.

         (c) The Revolving Credit Commitment of each Lender shall automatically and permanently terminate on the Revolving Credit Termination Date, and all Revolving Credit Loans still outstanding on such date shall be due and payable in full together with accrued interest thereon. No Lender shall have any obligation to make any Revolving Credit Loans after the Revolving Credit Termination Date.

         (d) The Reducing Revolver Commitment of each Lender shall be reduced on a quarterly basis commencing on June 30, 2001 by amounts as reflected in
Schedule 2.01(a).

         (e)  The  Reducing   Revolver   Commitment  of  each  Lender  shall  be
permanently reduced on a pro rata basis by any amounts prepaid by the Borrower pursuant to Sections 2.09(a) and (b) hereof.

         (f) The Reducing Revolver Commitment of each Lender shall automatically and permanently terminate on the Reducing Revolver Termination Date and all Reducing Revolver Loans still outstanding on such date shall be due and payable in full together with accrued interest thereon. No Lender shall have any obligation to make any Reducing Revolver Loans after the Reducing Revolver Termination Date.

         SECTION 2.08.  Interest on Overdue Amounts; Alternate Rate of Interest.

         (a) If the Borrower shall default in the payment of the principal of or interest on any Loan or any fee or other amount due hereunder, by acceleration or otherwise, the Borrower shall on demand upon twenty-four (24) hours prior notice from time to time pay interest, subject to Section 9.08 hereof and to the extent permitted by law, on such defaulted amount up to the date of actual payment of such defaulted amount (after as well as before judgment) at a rate per annum equal to the Alternate Base Rate plus three percent (3.0%), for a period of sixty (60) days after such default, and at a rate per annum equal to the Alternate Base Rate plus five and one-half percent (5-1/2%) thereafter, but in no event higher than the maximum rate under applicable law.

         (b) In the event, and on each occasion, that prior to the commencement of any Interest Period for a Eurodollar Loan or Reference Rate Loan, the Agent shall have reasonably determined that dollar deposits in the amount of each Eurodollar Loan or Reference Rate Loan are not generally available in the London interbank market, or that the rate at which dollar deposits are being offered will not reflect adequately and fairly the cost to any Lender of making or maintaining such Eurodollar Loan or Reference Rate Loan during such Interest Period, or that reasonable means do not exist for ascertaining the Adjusted LIBOR, the Agent shall as soon as practicable thereafter give written notice (or facsimile notice promptly confirmed in writing) of such determination to the Borrower and the Lenders, and any request by the Borrower for the making of a Eurodollar Loan or Reference Rate Loan pursuant to Section 2.03 hereof or conversion or continuation of any Loan into a Eurodollar Loan or Reference Rate Loan pursuant to Section 2.02 hereof shall, until the circumstances giving rise to such notice no longer exist, be deemed to be a request for an Alternate Base Loan. Each determination by the Agent made hereunder shall be conclusive absent manifest error.

         SECTION 2.09.  Prepayment of Loans.

         (a) Within thirty (30) days after the consummation of any Asset Sale, the Borrower shall prepay a portion of the aggregate principal amount of the Reducing Revolver Loans outstanding equal to one hundred percent (100%) of the net cash proceeds of such Asset Sale; provided, however, that the Borrower shall have no obligation to make any such prepayment pursuant to this Section 2.09(b) until the Borrower has received, with respect to any Fiscal Year, aggregate net cash proceeds from Asset Sales of at least five million dollars ($5,000,000) (the "Asset Sale Limit"). With respect to any particular Asset Sale which causes the Borrower to exceed the Asset Sale Limit, the Borrower shall prepay to the Lenders only the amount equal to (i) the net aggregate amount of all Asset Sales for the Fiscal Year in question after giving effect to such Asset Sale minus
(ii) the Asset Sale Limit. Such prepayments shall be in addition to the repayment of principal of the Reducing Revolver Loans pursuant to Section 2.04(c).

         (b) Within thirty (30) days after the issuance by the Borrower or any of its Subsidiaries of any of the Borrower's or any such Subsidiary's equity securities (and regardless of whether such equity securities are issued in a public or private sale), the Borrower shall prepay a portion of the aggregate principal amount of the Reducing Revolver Loans outstanding equal to (i) fifty percent (50%) of the net cash proceeds of any such sale of equity securities (with respect to the first $20,000,000 of net cash proceeds of any such sale) and (ii) one hundred percent (100%) of the net cash proceeds of any such sale of equity securities (with respect to the net cash proceeds of any such sale in excess of $20,000,000). Such prepayments shall be in addition to the repayment of principal of the Reducing Revolver Loans pursuant to Section 2.04(c).

         (c) Subject to the terms and conditions contained in this Section 2.09 and elsewhere in this Agreement, the Borrower shall have the right to prepay any Loan at any time in whole or from time to time in part (except in the case of a Eurodollar Loan only on the last day of an Interest Period) without penalty (except as otherwise provided for herein); provided, however, that each such partial prepayment of a Loan shall not be less than two million dollars ($2,000,000) and in integral multiples of five hundred thousand dollars ($500,000), or if the outstanding principal balance is less than two million dollars ($2,000,000), such prepayment shall be in whole.

         (d) On the date of any termination or reduction of the Total Reducing Revolver Commitment or Total Revolving Credit Commitment pursuant to Section
2.07 hereof, the Borrower shall pay or prepay so much of the Loans as shall be necessary in order that (i) the sum of the aggregate principal amount of the Reducing Revolver Loans then outstanding will not exceed the Total Reducing Revolver Commitment at such time, (ii) the sum of the aggregate principal amount of the Revolving Credit Loans then outstanding, will not exceed the Total Revolving Credit Commitment at such time, and (iii) the aggregate principal amount of the Revolving Credit Loans then outstanding will not exceed the Borrowing Base then in effect.

         (e) The Borrower shall make prepayments of the Revolving Credit Loans from time to time as required in order to ensure that the principal amount of the Revolving Credit Loans and Swingline Loans outstanding does not exceed the Borrowing Base then in effect or the Total Revolving Credit Commitment.

         (f) Any prepayments required by Paragraph (a) or (b) above shall be applied first to outstanding Alternate Base Loans up to the full amount thereof, then to outstanding Reference Rate Loans up to the full amount thereof, then to outstanding Eurodollar Loans up to the full amount thereof, and then as cash collateral for outstanding Letters of Credit up to the full amount of the Total Letter of Credit Exposure then existing, such cash collateral to be held by the Agent for the benefit of WFB in a special cash collateral account.

         (g) Subject to the terms and conditions contained in this Section 2.09 and elsewhere in this Agreement, when making a prepayment, whether mandatory or otherwise, pursuant to paragraph (a), (b), or (c) above, the Borrower shall furnish to the Agent, not later than 10:00 a.m., San Francisco, California time,
(i) on the Business Day prior to such prepayment of Alternate Base Loans or Reference Rate Loans and (ii) three (3) Business Days prior to the date of such prepayment of Eurodollar Loans, written or facsimile notice (promptly confirmed in writing) or, in the case of an Alternate Base Loan or Reference Rate Loan, telephonic notice (promptly confirmed in writing) of prepayment which shall specify the prepayment date and the principal amount of each Loan (or portion thereof) to be prepaid, which notice shall be irrevocable and shall commit the Borrower to prepay such Loan by the amount stated therein on the date stated therein. All prepayments of Eurodollar Loans shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment.

         (h) All prepayments under this Section 2.09 shall be subject to Section
2.12 hereof. In the case of any prepayment of a Eurodollar Loan, within three Business Days of such prepayment, the Borrower shall pay to the Agent, for the ratable benefit of the Lenders, an additional fee of two hundred dollars ($200) per Lender to cover administrative costs of the Lenders relating thereto. In addition, the Borrower shall be prohibited from taking out any new Eurodollar Loans for a period of thirty (30) days after the prepayment of a Eurodollar Loan.

         (i) Prepayments with respect to any paragraph of this Section 2.09 are in addition to prepayments made or required to be made under any other paragraph of this Section 2.09.

         SECTION 2.10.  Reserve Requirements; Change in Circumstances.

         (a) Notwithstanding any other provision herein, if after the date of this Agreement (or in the case of any assignee of any Lender, the date of assignment) any change in applicable law or regulation or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law), or any change in GAAP or regulatory accounting principles applicable to the Agent or any Lender, shall: (i) subject the Agent or any Lender (which shall for the purpose of this Section 2.10 include any assignee or lending office of the Agent or any Lender) to any charge, fee deduction or withholding of any kind or to any tax with respect to any amount paid or to be paid by either the Agent or any Lender with respect to any Eurodollar Loans or Reference Rate Loans made by a Lender to the Borrower (other than (x) taxes imposed on the overall net income of the Agent or such Lender and (y) franchise taxes imposed on the Agent or such Lender, in either case by the jurisdiction in which such Lender or the Agent has its principal office or its lending office with respect to such Eurodollar Loan or Reference Rate Loan or any political subdivision or taxing authority of either thereof); (ii) change the basis of taxation of payments to any Lender or the Agent of the principal of or interest on any Eurodollar Loan or Reference Rate Loan or otherwise hereunder (other than taxes imposed on the overall net income of such Lender or the Agent by the jurisdiction in which such Lender or the Agent has its principal office or by any political subdivision or taxing authority therein); (iii) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or loans or loan commitments extended by such Lender; or (iv) impose on any Lender or, with respect to Eurodollar Loans, Reference Rate Loans or the London interbank market, any other condition affecting this Agreement, Eurodollar Loans or Reference Rate Loans made by such Lender; and the result of any of the foregoing shall be to increase the cost to any such Lender of making or maintaining any Eurodollar Loan or Reference Rate Loan, or to reduce the amount of any payment (whether of principal, interest, fee, compensation or otherwise) receivable by such Lender or to require such Lender to make any payment in respect of any Eurodollar Loan or Reference Rate Loan, then the Borrower shall pay to such Lender or the Agent, as the case may be, upon such Lender's or the Agent's demand, such additional amount or amounts as will compensate such Lender or the Agent for such additional costs or reduction. The Agent and each Lender agree to give notice to the Borrower of any such change in law, regulation, interpretation or administration with reasonable promptness after becoming actually aware thereof and of the applicability thereof to the Credit Transactions, but in no event more than forty-five (45) days after the Agent or any Lender has actual knowledge thereof. Notwithstanding anything contained herein to the contrary, nothing in clause (i) or (ii) of this Section 2.10(a) shall be deemed to (A) permit the Agent or any Lender to recover any amount thereunder which would not be recoverable under Section 2.15 hereof or
(B) require the Borrower to make any payment of any amount to the extent that such payment would duplicate any payment made by the Borrower pursuant to
Section 2.15 hereof.

         (b) If any Lender shall have determined that the adoption after the Closing Date of any applicable law, rule, regulation or guideline regarding capital adequacy, or any change in any applicable law, rule, regulation or guideline regarding capital adequacy, including, without limitation, the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards", or any change after the Closing Date in the interpretation or administration of any thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender (or its lending office) with any request or directive after the Closing Date (whether or not such change in rule, regulation or guideline is retroactive to a date prior to the Closing Date) regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or will have the effect of reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder to a level below that which such Lender could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy), then from time to time the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction, including amounts applicable to losses caused by retroactive effectiveness of any change in rule, regulation or guideline to a date prior to the Closing Date. Each Lender agrees to give notice to the Borrower of any adoption of, change in, or change in interpretation or administration of, any such law, rule, regulation or guideline with reasonable promptness after becoming actually aware thereof and of the applicability thereof to the Credit Transactions, but in no event more than forty-five (45) days after the Agent or any Lender has actual knowledge thereof.

         (c) A statement of any Lender or the Agent setting forth such amount or amounts, supported by calculations in reasonable detail, as shall be necessary to compensate such Lender (or the Agent) as specified in paragraphs (a) and (b) above shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay each Lender or the Agent the amount shown as due on any such statement within thirty (30) days after its receipt of the same. In the event that such Lender or the Agent, as the case may be, determines that the Borrower has made a payment pursuant to a statement that contains an error, and further determines that as a result thereof the Borrower has paid more than the amount necessary to compensate such Lender or the Agent as specified in paragraphs (a) and (b) above, such Lender or the Agent, as the case may be, shall promptly refund such excess amount to the Borrower. In the event that such Lender or the Agent, as the case may be, determines that it has received a refund of any additional costs of the type described in paragraph (a) above, such Lender or the Agent, as the case may be, shall refund to the Borrower an amount (not to exceed the amount of the refund received by such Lender or the Agent) equal to the amount of compensation payments made by the Borrower pursuant to paragraph (a) above in respect of such additional costs within thirty (30) days.

         (d)  Failure  on  the  part  of  any  Lender  or the  Agent  to  demand
compensation  for  any  increased  costs,   reduction  in  amounts  received  or
receivable with respect to any Interest Period or reduction in the rate of return earned on such Lender's capital, shall not constitute a waiver of such Lender's or the Agent's rights to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in rate of return in such Interest Period or in any other Interest Period. The protection under this
Section 2.10 shall be available to each Lender and the Agent regardless of any possible contention of the invalidity or inapplicability of any law, regulation or other condition which shall give rise to any demand by such Lender or the Agent for compensation.

         (e) Any Lender claiming any additional amounts payable pursuant to this
Section 2.10 agrees to use reasonable efforts (consistent with legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, any such additional amounts and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

         SECTION 2.11.  Change in Legality.


         (a) Notwithstanding anything to the contrary herein contained, if any change after the Closing Date in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or Reference Rate Loan or to give effect to its obligations to make Eurodollar Loans or Reference Rate Loans as contemplated hereby, then, by written notice to the Borrower and to the Agent, such Lender may:

                  (i) declare that Eurodollar Loans and Reference Rate Loans will not thereafter be made by such Lender hereunder, whereupon the Borrower shall be prohibited from requesting Eurodollar Loans or Reference Rate Loans from such Lender hereunder unless such declaration is subsequently withdrawn (it being understood that such Lender shall withdraw such declaration promptly in the event that any subsequent change in law or regulation makes it lawful for such Lender to make and maintain Eurodollar Loans and/or Reference Rate Loans); and

                  (ii) require that all outstanding Eurodollar Loans and/or Reference Rate Loans made by it be converted to Alternate Base Loans, in which event (A) all such Eurodollar Loans and/or Reference Rate Loans shall be automatically converted to Alternate Base Loans as of the effective date of such notice as provided in paragraph (b) below,
         (B) all payments of principal which would otherwise have been applied to repay the converted Eurodollar Loans and/or Reference Rate Loans shall instead be applied to repay the Alternate Base Loans resulting from the conversion of such Eurodollar Loans and/or Reference Rate Loans, and (C) no prepayment penalty or other premium shall be due related to any Eurodollar Loans and/or Reference Rate Loans required to be converted.

         (b) For purposes of Section 2.11(a) hereof, a notice to the Borrower by any Lender shall be effective, if lawful, on the last day of the then current Interest Period or, if there are then two (2) or more current Interest Periods, on the last day of each such Interest Period, respectively; otherwise, such notice shall be effective with respect to the Borrower on the date of receipt by the Borrower.

         SECTION 2.12. Indemnity. The Borrower shall indemnify the Agent and each Lender against any loss or expense (including, but not limited to, any loss or expense sustained or incurred or to be sustained or incurred by reason of or in connection with liquidating or employing deposits from third parties acquired to effect or maintain any Loan or part thereof as a Eurodollar Loan or Reference Rate Loan) which such Lender may sustain or incur directly as a consequence of the following events (regardless of whether such events occur as a result of the occurrence of an Event of Default or the exercise of any right or remedy of the Agent or the Lenders under this Agreement or any other agreement, or at law) (a) any failure of the Borrower to fulfill on the date of any borrowing hereunder the applicable conditions set forth in Article IV hereof applicable to it; (b) any failure of the Borrower to borrow hereunder after irrevocable notice of borrowing pursuant to Section 2.03 hereof has been given; (c) any payment, prepayment or conversion of a Eurodollar Loan on a date other than the last day of the relevant Interest Period; (d) any default in payment or prepayment of the principal amount of any Loan or any part thereof or interest accrued thereon, in each case as and when due and payable (at the due date thereof, by irrevocable notice of prepayment or otherwise); or (e) the occurrence of an Event of Default. Any such Lender shall provide to the Borrower a statement, signed by an officer of such Lender, explaining any loss or expense and setting forth, if applicable, the computation pursuant to the preceding sentence, and such statement shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such statement within thirty (30) days after the receipt of the same.

         SECTION 2.13.  Pro Rata Treatment.

         (a) Except as permitted or contemplated by Sections 2.11,  2.17,  2.18,
2.19 or 2.20 hereof, each Loan or other borrowing, each payment or prepayment of principal of the Notes, each payment of interest on the Notes, each payment of any fee or other amount payable hereunder and each reduction of the Total Reducing Revolver Commitment or Total Revolving Credit Commitment shall be made pro rata among the Lenders in the proportions that their Reducing Revolver Commitments bear to the Total Reducing Revolver Commitment or that their Revolving Credit Commitments bears to the Total Revolving Credit Commitment, as the case may be. Notwithstanding the foregoing, in the event that any Lender notifies Agent in writing prior to the date of a proposed Loan that such Lender will not on such date make such Lender's ratable portion of such Loan available to the Agent (any such Lender being hereinafter referred to as a "Non-Funding Lender"), then, in such event and subject to all other terms and conditions set forth herein, such Loan shall be made pro rata among all Lenders other than the Non-Funding Lender (such Lenders being hereinafter referred to as the "Funding Lenders"); provided, however, that (i) no Funding Lender shall be obligated to make any such Loan if the Non-Funding Lender declined to make its ratable portion of such Loan available to Agent as a result of the occurrence of any Default or Event of Default hereunder or nonsatisfaction of any conditions precedent to such loan, and (ii) no Funding Lender shall be obligated to make any such Loan to the Borrower in an aggregate principal amount in excess of such Lender's Reducing Revolver Commitment or Revolving Credit Commitment, as the case may be.

         (b) Unless the Agent shall have been notified in writing by any Lender prior to the date of a proposed borrowing that such Lender will not on such date make such Lender's ratable portion (based on its applicable Commitment) of such Loan available to the Agent, the Agent may assume that such Lender has made such amount available to the Agent on such borrowing date, and the Agent may, in reliance on such assumption, make available to the Borrower a corresponding amount. If such amount is made available to the Agent on a date after such borrowing date, such Lender shall pay to the Agent on demand an amount equal to the product of (i) the daily average Federal Funds Effective Rate during such period as quoted by the Agent, multiplied by (ii) the amount of such Lender's ratable portion (based on its applicable Commitment) of such borrowing, multiplied by (iii) a fraction the numerator of which is the number of days that elapse from and including such borrowing date to the date on which such Lender's ratable portion (based on its applicable Commitment) of such borrowing shall have become immediately available to the Agent and the denominator of which is
360. A certificate of the Agent submitted to any Lender with respect to any amounts owing under this paragraph (b) shall be conclusive in the absence of manifest error. If such Lender's ratable portion (based on its applicable Commitment) of such borrowing is not in fact made available to the Agent by such Lender within three (3) Business Days of such borrowing date, the Agent shall be entitled to recover such amount with interest thereon at the rate per annum then applicable to the Alternate Base Loans hereunder, on demand, from the Borrower.

         SECTION 2.14. Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower, including, but not limited to, a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, obtain payment (voluntary or involuntary) in respect of a Note held by it or in respect of a participation held by it in a Letter of Credit as a result of which the unpaid principal portion of the Notes held by it or in respect of a participation held by it in a Letter of Credit shall be proportionately less than the unpaid principal portion of the Notes held by any other Lender, it shall remit such amount to the Collateral Trustee for application in accordance with the Collateral Trust Agreement.

         SECTION 2.15.  Taxes.

         (a) Any and all payments by the Borrower hereunder shall be made, in accordance with Section 2.16 hereof, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings in any such case imposed by the United States or any political subdivision thereof, excluding:

                  (i) in the case of the Agent and each Lender, taxes imposed or based on its net income, and franchise or capital taxes imposed on it,
         (A) if the Agent or such Lender is organized under the laws of the United States or any political subdivision thereof and (B) if the Agent or such Lender is not organized under the laws of the United States or any political subdivision thereof, and its principal office or Applicable Lending Office is located in the United States, and in the case of both clauses (A) and (B), withholding taxes payable with respect to payments to the Agent or such Lender at its principal office or Applicable Lending Office under laws (including, without limitation, any treaty, ruling, determination or regulation) in effect on the date hereof, but not any increase in withholding tax resulting from any subsequent change in such laws (other than withholding with respect to taxes imposed or based on its net income or with respect to franchise or capital taxes), and

                  (ii) taxes (including withholding taxes) imposed by reason of the failure of the Agent or any Lender, in either case that is organized outside the United States, to comply with Section 2.15(e) hereof (or the inaccuracy at any time of the certificates, documents and other evidence delivered thereunder)

(all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law adopted after the Closing Date to deduct any Taxes from or in respect of any sum payable hereunder to the Lenders or the Agent, (x) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.15) such Lender or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (y) the Borrower shall make such deductions, and (z) the Borrower shall pay the full amount deducted to the relevant tax authority or other authority in accordance with applicable law.

         (b) In addition, except as expressly set forth in this Agreement herein to the contrary, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement (hereinafter referred to as "Other Taxes").

         (c) The Borrower will indemnify each Lender and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction (except as excluded in clauses (a)(i) and (ii) on amounts payable under this Section 2.15) paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within fifteen (15) Business Days from the date such Lender or the Agent (as the case may be) makes written demand therefor. If any Lender receives a refund in respect of any Taxes or Other Taxes for which such Lender has received payment from the Borrower hereunder, such Lender shall promptly notify the Borrower of such refund and such Lender shall, within thirty (30) days, repay such refund to the Borrower, provided, that the Borrower, upon the request of such Lender, agrees to return such refund within thirty (30) days of such Lender's request (plus any penalties, interest or other charges) to such Lender in the event such Lender is required to repay such refund.

         (d) Within fifteen (15) Business Days after the date of any payment of Taxes or Other Taxes withheld by the Borrower in respect of any payment to any Lender, the Borrower will furnish to the Agent, at its address referred to in
Section 9.01 hereof, such certificates, receipts and other documents as may be reasonably required to evidence payment thereof.

         (e) Each Lender that is organized outside of the United States shall deliver to the Borrower on the date hereof (or, in the case of an assignee, on the date of the assignment) and from time to time as required for renewal under applicable law duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or any successor or additional forms), as appropriate, indicating in each case that such Lender is entitled to receive payments under this Agreement without any deduction or withholding of any United States federal income taxes. The Agent (if the Agent is an entity organized outside the United States) and each Lender that is organized outside the United States shall promptly notify the Borrower and the Agent of any change in its Applicable Lending Office and upon written request of the Borrower such Lender shall, prior to the immediately following due date of any payment by the Borrower or any

Guarantor hereunder, deliver to the Borrower or such Guarantor, as the case may be (with copies to the Agent), such certificates, documents or other evidence, as required by the Code or Treasury Regulations issued pursuant thereto, including without limitation Internal Revenue Service Form 4224, Form 1001 and any other certificate or statement of exemption required by Treasury Regulation
Section 1.1441-4(a) or Section 1.1441-6(c) or any subsequent version thereof, properly completed and duly executed by such Lender establishing that such payment is (i) not subject to withholding under the Code because such payment is effectively connected with the conduct by such Lender of a trade or business in the United States or (ii) totally exempt from United States tax under a provision of an applicable tax treaty. The Borrower shall be entitled to rely on such forms in its possession until receipt of any revised or successor form pursuant to this Section 2.15(e) If a Lender fails to provide a certificate, document or other evidence required pursuant to this Section 2.15(e), then (x) the Borrower may deduct or withhold on payments to such Lender as a result of such failure, but only as required by law, and (y) the Borrower shall not be required to make payments of additional amounts with respect to such withheld Taxes pursuant to clause (x) of Section 2.15(a) hereof to the extent such withholding is required solely by reason of the failure of such Lender to provide the necessary certificate, document or other evidence.

         (f) Each Lender and the Agent shall use reasonable efforts to avoid or minimize any amounts which might otherwise be payable pursuant to this Section
2.15 (including seeking refunds of any amounts that are reasonably believed not to have been correctly or legally asserted); provided, however, that such efforts shall not include the taking of any actions by such Lender or the Agent that would result in any tax, costs or other expense to such Lender or the Agent (other than a tax, cost or other expense for which such Lender or the Agent shall have been reimbursed or indemnified by the Borrower pursuant to this Agreement or otherwise) or any action which would or might in the opinion of such Lender or the Agent have an adverse effect upon its business, operations or financial condition or otherwise be disadvantageous to such Lender or the Agent.

         (g) Without prejudice to the survival of any other agreement hereunder, the agreements and obligations contained in this Section 2.15 shall survive the payment in full of principal and interest hereunder and under the Notes.

         SECTION 2.16. Payments and Computations. The Borrower shall make each payment hereunder and under any instrument delivered hereunder, without setoff or deduction of any kind, not later than 10:00 a.m., San Francisco, California time on the day when due in lawful money of the United States (in freely transferable dollars) to the Agent at its office specified in Section 9.01 hereof for the account of the Lenders, in immediately available funds. Subject to the terms of the Collateral Trust Agreement, after prior written notice to the Borrower (which may be by facsimile communication), the Agent may charge, when due and payable, the Borrower's account with the Agent for all interest, principal and Commitment Fees or other fees owing to the Agent or the Lenders on or with respect to this Agreement or the Loans.

         SECTION 2.17. Swingline Loans. Notwithstanding any other provision of this Agreement, WFB, along with other Lenders designated by WFB in WFB's sole discretion (any Lender which makes a Swingline Loan is hereafter referred to as a "Swingline Lender"), may make Swingline Loans to the Borrower, at WFB's sole discretion, from the Closing Date to the Revolving Credit Termination Date, in an aggregate principal amount at any time outstanding not to exceed twenty-five million dollars ($25,000,000); provided, however, that neither WFB nor the other Lenders shall be under any obligation to make any Swingline Loan. In addition to the other terms and conditions of this Agreement, such Swingline Loans shall be subject to the following conditions: (i) each Swingline Loan made by each Swingline Lender shall be evidenced by Swingline Notes prepared by the Borrower, duly executed on behalf of the Borrower, dated the date of the proposed borrowing, substantially in the form of Exhibit K hereto, delivered by the Borrower and payable to each of the Swingline Lenders in a principal amount equal to the Swingline Loan made on such date; (ii) subject to the provisions of
Section 2.08 and Section 9.08 hereof, each Swingline Loan shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin then in effect; (iii) any Swingline Loans made to the Borrower must be repaid in full to Agent within five (5) days after the date such Swingline Loan is made;
(iv) any Swingline Loans will be subject to the Borrowing Base and shall not be made if such Swingline Loan would cause the unpaid amount of the Revolving Credit Loans together with the amount of all Swingline Loans outstanding to exceed the Borrowing Base then in effect; (v) Swingline Loans shall not be outstanding for more than a total of fifteen (15) days during any consecutive twelve (12) month period; and (vi) any payments made by the Borrower to the Agent during a period when a Swingline Loan is outstanding shall be applied first to the unpaid interest on such Swingline Loan, secondly to the unpaid principal of such Swingline Loan, and thereafter in accordance with the terms of this Agreement, provided, however, that if an Event of Default occurs or is continuing while any Swingline Loan is outstanding, any payments made by the Borrower to the Agent shall be applied pari passu with the Revolving Credit Loans and such Swingline Loan.

         SECTION 2.18. Issuance of Letters of Credit. Pursuant to an application prepared by the Borrower substantially in the form of WFB's standard form of application for standby letters of credit, and subject to the conditions set forth in Article IV hereof and such other conditions to the opening of standby letters of credit as WFB requires of its customers generally, WFB shall from time to time issue standby letters of credit hereunder (each a "Letter of Credit") for the account of the Borrower, provided, that, the Total Letter of Credit Exposure outstanding at any time shall not exceed one million five hundred thousand dollars ($1,500,000). The issuance of each Letter of Credit shall be made on at least three (3) Business Days' prior written notice from the Borrower to WFB, at its Domestic Lending Office, which written notice shall be an application for a Letter of Credit on WFB's customary form. The renewal of each Letter of Credit shall be made upon written request from the Borrower to WFB, at its Domestic Lending Office, which written notice shall be given three

(3) Business Days before any date on which prior notice of cancellation of such Letter of Credit is required to be by the issuer. WFB shall not at any time be obligated to issue or renew any Letter of Credit if such issuance or renewal would conflict with, or cause WFB or any Lender to exceed any limits imposed by, any applicable requirements of law. The expiration date of any Letter of Credit shall not be later than one (1) year from the date of issuance thereof; provided, however, a Letter of Credit may contain automatic renewal provisions, subject to prior notice of cancellation by the issuer, and, in any event, no Letter of Credit shall have an expiration date later than the Final Maturity Date, unless the Borrower furnishes cash collateral to secure the Total Letter of Credit Exposure in form and substance satisfactory to WFB. For purposes of this Agreement, each renewal of a Letter of Credit shall be deemed to be an issuance of a Letter of Credit. The Letters of Credit shall be issued with respect of transactions occurring in the Borrower's ordinary course of business and other needs approved by WFB.

         SECTION 2.19. Payment of Letters of Credit; Reimbursement. WFB shall review each draft and any accompanying documents presented under a Letter of Credit. Promptly after it shall have ascertained that any draft and any accompanying documents presented under such Letter of Credit appear on their face to be in substantial conformity with the terms and conditions of the Letter of Credit, WFB shall give telephonic or facsimile notice to the Borrower of the receipt and amount of such draft and the date on which payment thereon will be made, and WFB, not later than 12:00 p.m. San Francisco, California time on such day, shall make the appropriate payment to the beneficiary of such Letter of Credit. If WFB shall pay any draft and/or other documents presented under a Letter of Credit, then WFB shall charge the general deposit account of the Borrower with WFB for the amount thereof, together with WFB's customary overdraft fee in the event the funds available in such account shall not be sufficient to reimburse WFB for such payment and the Borrower shall not otherwise have discharged such reimbursement obligation by 12:00 p.m., San Francisco, California time, on the date of such payment. If WFB has not been reimbursed with respect to such drawing as provided above, the Borrower shall pay to WFB the amount of the drawing together with interest on such amount at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 365/366 days) equal to the Alternate Base Rate plus the Applicable Margin then in effect with respect to Reducing Revolver Loans, payable on demand. The obligations of the Borrower under this Section 2.19 to reimburse WFB for all drawings under Letters of Credit shall be absolute, unconditional and irrevocable and shall be satisfied strictly in accordance with their terms, irrespective of:

         (a) any lack of validity or enforceability of any Letter of Credit;

         (b) the existence of any claim, setoff, defense or other right which the Borrower or any other Person may at any time have against the beneficiary under any Letter of Credit or WFB (other than the defense of payment in accordance with the terms of this Agreement or a defense based on the gross negligence or willful misconduct of WFB) or any other Person in connection with this Agreement or any other transaction;

         (c) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; provided, that, payment by WFB under such Letter of Credit against presentation of such draft or document shall not have constituted gross negligence or willful misconduct;

         (d) payment by WFB under any Letter of Credit against presentation of a draft or other document which does not comply with the terms of such Letter of Credit; provided, that, such payment shall not have constituted gross negligence or willful misconduct; and

         (e) any other circumstance or event whatsoever, whether or not similar to any of the foregoing; provided that such other circumstance or event shall not have been the result of gross negligence or willful misconduct of any Lender.

         It is understood  that in making any payment under any Letter of Credit
(i) WFB's exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including, without limitation, reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and (ii) any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, not be deemed willful misconduct or gross negligence of WFB.

         SECTION 2.20. Letter of Credit Fees. The Borrower agrees to pay to WFB, within ten (10) days of written demand therefore, Letter of Credit issuance fees in connection with each Letter of Credit issued on behalf of the Borrower in the amounts specified in WFB's standard Letter of Credit fee schedule, as in effect from time to time.

ARTICLE III.  REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to each of the Lenders that:

         SECTION 3.01. Organization; Legal Existence. The Borrower and each of its Subsidiaries is a corporation, validly existing and in good standing under the laws of the jurisdiction of its organization, has the requisite corporate power and authority to own its property and assets and to carry on its business as now conducted and is qualified to do business in every jurisdiction where such qualification is required (all such jurisdictions being listed in Schedule
3.14 hereto), except for those jurisdictions in which the failure to qualify would not have a Material Adverse Effect. The Borrower has the corporate power to execute, deliver and perform its obligations under this Agreement and the other Credit Documents and to borrow hereunder and to execute and deliver the Notes.

         SECTION 3.02. Authorization. The Credit Transactions (a) have been duly authorized by all requisite corporate action, and (b) will not (i) violate (A) the certificate or articles of incorporation or other applicable constitutive documents or the bylaws of the Borrower or any of its Subsidiaries, or to the Borrower's knowledge, any provision of law, statute, rule or regulation applicable to the Borrower and its Subsidiaries, (B) any order of any court, or any rule, regulation or order of any other agency of government addressed to and binding upon the Borrower or any of its Subsidiaries, or (C) any provisions of any material indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries or any of their respective properties or assets are or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any material indenture, agreement or other instrument referred to in clause (C) above or
(iii) result in the creation or imposition of any Lien of any nature whatsoever upon any property or assets of the Borrower or any of its Subsidiaries, other than the Liens created in favor of the Collateral Trustee.

         SECTION 3.03. Governmental Approvals. No registration or filing with, consent or approval of, or other action by any federal, state or other governmental agency, authority or regulatory body is or will be required by the Borrower or any Guarantor as a condition to the Credit Transactions.

         SECTION 3.04. Binding Effect. This Agreement constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, and each of the other Credit Documents to which it is a party when duly executed and delivered will constitute a legal, valid and binding obligation of the Borrower.

         SECTION 3.05. Material Adverse Change. There has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise of the Borrower and its Subsidiaries taken as a whole since June 30, 2000.

         SECTION 3.06.  Litigation; Compliance With Laws; Etc.

         (a) Except as set forth on Schedule 3.06 hereto, there are not any actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or threatened against or affecting the Borrower or any of its Subsidiaries or the businesses, assets or rights of the Borrower or any of its Subsidiaries (i) which involve any of the Credit Transactions, or (ii) as to which it is probable (within the meaning of Statement of Financial Accounting Standards No. 5) that there will be an adverse determination and which, if adversely determined, could reasonably be expected to materially impair the ability of the Borrower and its Subsidiaries taken as a whole to conduct business substantially as now conducted, or materially and adversely affect the businesses, assets, operations or financial condition of the Borrower or any of its Subsidiaries, or impair the validity or enforceability of or the ability of the Borrower or any of its Subsidiaries to perform its obligations under this Agreement or any other Credit Document.

         (b) To the Borrower's knowledge, neither the Borrower nor any of its Subsidiaries is in violation of any law, statute, rule or regulation applicable to any of them, or in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court or governmental agency or instrumentality addressed to and binding on it, the violation of or default with respect to which would materially and adversely affect Borrower and its Subsidiaries taken as a whole.

         SECTION 3.07. Financial Statements. The Borrower has heretofore furnished to the Agent (i) an audited Consolidated balance sheet and statement of income of the Borrower as of and for the Fiscal Year ended June 30, 2000,
(ii) an unaudited Consolidated balance sheet of the Borrower as of September 30, 2000, and the related statement of income for the three-month period then ended (which may be delivered on the Closing Date), prepared by management of the Borrower and in form acceptable to Agent, and (iii) Consolidated financial projections for the Borrower and its Subsidiaries for its 2001, 2002, 2003, 2004 and 2005 Fiscal Years on an annual basis, prepared by management of the Borrower. The balance sheets and statements of income described in (i) and (ii) present fairly in all material respects the Consolidated financial condition and results of operations of the Borrower and its Subsidiaries, as of the dates and for the periods indicated, and such balance sheets and the notes thereto (if any) disclose all material liabilities, direct or contingent, of the Borrower and its Subsidiaries, as of the dates thereof required to be disclosed by GAAP. The financial statements referred to in this Section 3.07 have been prepared in accordance with GAAP consistently applied. The financial projections referred to in this Section 3.07 present the Borrower's current estimate of the future financial performance of the Borrower and its Subsidiaries based on historical performance and the Borrower's knowledge of its business plans and assumptions underlying them, but subject to uncertainties applicable to projections of future financial performance.

         SECTION 3.08. Federal Reserve Regulation. Neither the Borrower nor any of its Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of the Loans will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose which entails a violation of, or which is inconsistent with, the provisions of the Regulations of the Board, including, without limitation, Regulation G, T, U or X thereof. If requested by any Lender, the Borrower and any Subsidiary thereof shall furnish to such Lender a statement on Federal Reserve Form U-1 referred to in said Regulation U.

         SECTION 3.09. Taxes. Except as set forth on Schedule 3.09 hereto, the Borrower and each of its Subsidiaries has filed or caused to be filed all federal, state, local, foreign and payroll tax returns, reports and filings, as the case may be, required to be filed by it, on or prior to the date hereof, other than tax returns, reports or filings that (a) are not payroll, franchise, capital or income taxes, (b) in the aggregate are not material and (c) would not, if unpaid, result in the imposition of any Lien on any property or assets of the Borrower or any of its Subsidiaries. The Borrower and each of its Subsidiaries has paid or caused to be paid all taxes shown to be due and payable on such filed returns, reports or on any assessments received by it, other than
(i) any taxes or assessments the validity of which the Borrower or such Subsidiary is contesting in good faith by appropriate proceedings, and with respect to which the Borrower or such Subsidiary has set aside on its books cash reserves in an amount not less than the aggregate amount secured by such Liens (including, without limitation, the amount of taxes and assessments being contested and any interest and penalties payable in respect thereof) and (ii) taxes other than payroll, income, capital or franchise taxes that in the aggregate are not material and which would not, if unpaid, result in the imposition of any Lien on any property or assets of the Borrower or any of its Subsidiaries. Except as set forth on Schedule 3.09 hereto, no federal income tax returns of the Borrower or any of its Subsidiaries have been audited by the United States Internal Revenue Service and neither the Borrower, nor any of its Subsidiaries has requested or been granted any extension of time to file any federal, state, local or foreign tax return.

         SECTION 3.10. Employee Benefit Plans. With respect to the provisions of ERISA, except as set forth on Schedule 3.10

                  (i) No Reportable Event has occurred or is continuing with respect to any Pension Plan.

                  (ii) To the Borrower's knowledge, no prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) has occurred with respect to any Plan subject to Part 4 of Subtitle B of Title I of ERISA.

                  (iii) Neither the Borrower nor any ERISA Affiliate is now, nor has been during the preceding five (5) years, obligated to contribute to a Pension Plan or a Multiemployer Plan. Neither the Borrower nor any ERISA Affiliate has (A) ceased operations at a facility so as to become subject to the provisions of Section 4062(e) of ERISA, (B) withdrawn as a substantial employer so as to become subject to the provisions of
         Section 4063 of ERISA, (C) ceased making contributions to any Pension Plan subject to the provisions of Section 4064(a) of ERISA to which the Borrower or any ERISA Affiliate made contributions, (D) incurred or caused to occur a "complete withdrawal" (within the meaning of Section 4203 of ERISA) or a "partial withdrawal" (within the meaning of Section 4205 of ERISA) from a Multiemployer Plan that is subject to the provisions of Title IV of ERISA so as to incur withdrawal liability under Section 4201 of ERISA (without regard to subsequent reduction or waiver of such liability under Section 4207 or 4208 of ERISA), or (E) been a party to any transaction or agreement under which the provisions of Section 4204 of ERISA were applicable.

                  (iv) No notice of intent to terminate a Pension Plan has been filed, nor has any Plan been terminated pursuant to the provisions of
         Section 4041 (e) of ERISA.

                  (v) The PBGC has not instituted proceedings to terminate (or appoint a trustee to administer) a Pension Plan and no event has occurred or condition exists which might constitute grounds under the provisions of Section 4042 of ERISA for the termination of (or the appointment of a trustee to administer) any such Pension Plan.

                  (vi) With  respect to each Pension Plan that is subject to the provisions of Title I, Subtitle B, Part 3 of ERISA, the funding method used in connection with such Pension Plan is acceptable under ERISA, and the actuarial assumptions and methods used in connection with funding such Pension Plan satisfy the requirements of Section 302 of
         ERISA. The assets of each such Pension Plan (other than the Multiemployer Plans) are at least equal to the present value of the greater of (i) accrued benefits (both vested and non-vested) under such Pension Plan, or (ii) "benefit liabilities" (within the meaning of
         Section 4001(a)(16) of ERISA) under such Pension Plan, in each case as of the latest actuarial valuation date for such Pension Plan (determined in accordance with the same actuarial assumptions and methods as those used by the Pension Plan's actuary in its valuation of such Pension Plan as of such valuation date). No such Pension Plan has incurred any "accumulated funding deficiency" (as defined in Section 412 of the Code), whether or not waived.

                  (vii) There are no actions or suits pending (other than routine actions for benefits) or, to the knowledge of the Borrower or any of its Subsidiaries, which could reasonably be expected to be asserted, against any Plan or the assets of any such Plan. No civil or criminal action brought pursuant to the provisions of Title I; Subtitle B, Part 5 of ERISA is pending or threatened against any fiduciary or any Plan. To the knowledge of the Borrower, none of the Plans or any fiduciary thereof (in its capacity as such) has been the direct or indirect subject of any audit, investigation or examination by any governmental or quasi-governmental agency.

                  (viii) All of the Plans comply currently, and have complied in the past, in all material respects, both as to form and operation, with their terms and with the provisions of ERISA and the Code, and all other applicable laws, rules and regulations; all necessary governmental approvals for the Plans have been obtained and a favorable determination as to the qualification under Section 401 (a) of the Code of each of the Plans which is an employee pension benefit plan (within the meaning of Section 3(2) of ERISA) has been made by the Internal Revenue Service and a recognition of exemption from federal income taxation under Section 501(a) of the Code of each of the funded employee welfare benefit plans (within the meaning of Section 3(l) of ERISA) has been made by the Internal Revenue Service, and nothing has occurred since the date of each such determination or recognition letter that would adversely affect such qualification.

         SECTION 3.11. No Material Misstatements. No information, report, financial statement, exhibit or schedule prepared by or on behalf of the Borrower and delivered to the Agent or any Lender in connection with any of the Credit Transactions, this Agreement or the other Credit Documents, or included therein, contained or contains any material misstatement of fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, when taken as a whole, and as of the date such information, report, financial statement, exhibit or schedule is or was prepared.

         SECTION 3.12. Investment Company Act; Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company" as defined in, or is otherwise subject to regulation under, the Investment Company Act of 1940. Neither the Borrower nor any of its Subsidiaries is a "holding company" as that term is defined in or is otherwise subject to regulation under, the Public Utility Holding Company Act of 1935.

         SECTION 3.13. Use of Proceeds. The proceeds of each Revolving Credit Loan shall be used to fund working capital requirements, and for other proper corporate purposes of the Borrower not otherwise prohibited by the terms hereof. The proceeds of each Reducing Revolver Loan shall be used to fund Acceptable Acquisitions, to refinance Indebtedness outstanding under and defined in the Existing Credit Agreement, to fund store construction and expansion, and to fund other Capital Expenditures. Neither the Borrower nor any of its Subsidiaries will use proceeds of any Loan for the purpose of acquiring, or attempting to acquire, control of any Person unless such acquisition or attempted acquisition is pursuant to an agreement with such Person or is not resisted by such Person.

         SECTION 3.14. Subsidiaries. As of the Closing Date, Schedule 3.14 hereto sets forth (a) each Subsidiary of the Borrower, (b) its jurisdiction of incorporation, (c) the states in which it conducts business, (d) the states in which it is qualified to transact business, (e) its equity ownership and (f) any trade names used by it.

         SECTION 3.15. Title to Properties; Possession Under Leases; Trademarks.

         (a) The Borrower and each of its Subsidiaries has good and marketable title to, or valid leasehold interest in, all of its respective properties and assets shown on the most recent balance sheet referred to in Section 3.07 hereof and all assets and properties acquired since the date of such balance sheet, except for such properties as are no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of business, and except for minor defects in title or leasehold interest that do not interfere in any material respect with the ability of the Borrower or such Subsidiary to conduct its business as now conducted. All such assets and properties are free and clear of all Liens other than those in favor of the Collateral Trustee and as permitted by Section 6.01 hereof.

         (b) The Borrower and each of its Subsidiaries has complied with all obligations under all leases to which it is a party and under which it is in occupancy, except where the failure to comply does not or is not likely to have a Material Adverse Effect; and all such leases are in full force and effect and the Borrower and each of its Subsidiaries enjoys peaceful and undisturbed possession under all such leases.

         (c) Except as otherwise described on Schedule 3.15 hereto, (i) the Borrower and each of its Subsidiaries owns or has the right to use all material trademarks, trademark rights, trade names, trade name rights, copyrights, patents, patent rights and licenses which are necessary for the conduct its business as now conducted, (ii) to the Borrower's knowledge, neither the Borrower nor any of its Subsidiaries is infringing upon or otherwise acting adversely to any of such material trademarks, trademark rights, trade names, trade name rights, copyrights, patent rights or licenses owned by any other Person or Persons; and (iii) there is no suit or action by any such other Person pending or threatened in writing against the Borrower or any of its Subsidiaries with respect to any of the rights or property referred to in this Section 3.15(c).

         SECTION 3.16.  Solvency.

         (a) The present fair salable value of the assets of the Borrower and its Consolidated Subsidiaries is not less than the amount that will be required to be paid on or in respect of the probable liability on the existing debts and other liabilities (including contingent liabilities) of the Borrower and its Consolidated Subsidiaries, as they become absolute and mature.

         (b) The assets of the Borrower and its Consolidated Subsidiaries do not constitute unreasonably small capital for the Borrower and its Consolidated Subsidiaries to carry out their business as now conducted and as now proposed to be conducted including the capital needs of the Borrower and its Consolidated Subsidiaries, taking into account the particular capital requirements of the business conducted, by the Borrower and its Consolidated Subsidiaries and projected capital requirements and capital availability thereof.

         (c) Neither the Borrower nor any of its Consolidated Subsidiaries intends to incur debts beyond its ability to pay such debts as they mature. The cash flow of the Borrower and its Consolidated Subsidiaries, after taking into account all currently anticipated uses of the cash of the Borrower and its Consolidated Subsidiaries, will be sufficient to pay all such amounts on or in respect of debt of the Borrower and its Consolidated Subsidiaries when such amounts are required to be paid.

         (d) Neither the Borrower nor any of its Consolidated Subsidiaries believes that final judgments against it in actions for money damages presently pending will be rendered at a time when, or in an amount such that, it will be unable to satisfy any such judgments promptly in accordance with their terms

(taking into account the maximum reasonable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered). The cash flow of the Borrower and its Consolidated Subsidiaries, after taking into account all other anticipated uses of the cash of the Borrower and its Consolidated Subsidiaries (including the payments on or in respect of debt referred to in paragraph (c) of this Section 3.16), will at all times be sufficient to pay all such judgments promptly in accordance with their terms.

         SECTION 3.17. Permits, Etc. The Borrower and each of its Subsidiaries possesses all licenses, permits, approvals and consents of all federal, state and local governmental authorities as required to lawfully conduct its business, except where the failure to obtain any such license, permit, approval or consent does not or is not likely to have a Material Adverse Effect.

         SECTION 3.18. Compliance with Environmental Laws. Except as set forth in Schedule 3.18 annexed hereto, (a) neither the Borrower nor any of its Subsidiaries, or to the best of Borrower's knowledge after due investigation, no other Person (including, without limitation, any previous owner, lessor or sublessor of property of the Borrower or any of its Subsidiaries), has generated, used, treated, stored, released or disposed of hazardous wastes or toxic substances on any of its properties or any of the properties (whether owned, leased, subleased or used by such Person) in violation of any Environmental Legislation and (b) to the best of the Borrower's knowledge after due investigation, there has been no spill, release, disposal or any other discharge of hazardous substances on or from any properties owned, leased, subleased or used by the Borrower or any of its Subsidiaries that, in any such case, could reasonably be expected to subject the Borrower, any of its Subsidiaries or any shareholders of any thereof to material liability.

         SECTION 3.19. GENERAL. THERE ARE NO MATERIAL FACTS OR CONDITIONS RELATING TO THE CREDIT DOCUMENTS, ANY OF THE COLLATERAL, THE FINANCIAL CONDITION OR THE BUSINESS OF THE BORROWER OR ANY OF ITS SUBSIDIARIES WHICH COULD, INDIVIDUALLY OR COLLECTIVELY, CAUSE A MATERIAL ADVERSE EFFECT IN THE BUSINESS, ASSETS, OPERATIONS, PROSPECTS OR CONDITION (FINANCIAL OR OTHERWISE) OF THE BORROWER OR ANY OF ITS SUBSIDIARIES WHICH HAVE NOT BEEN RELATED IN WRITING TO THE LENDERS. ALL WRITINGS HERETOFORE OR HEREAFTER EXHIBITED OR DELIVERED TO THE AGENT OR ANY LENDER BY OR ON BEHALF OF BORROWER OR ANY OF ITS SUBSIDIARIES ARE AND WILL BE GENUINE AND IN ALL RESPECTS WHAT THEY PURPORT AND APPEAR TO BE.

ARTICLE IV.  CONDITIONS OF CREDIT EVENTS

         The obligation of each Lender to make Loans shall be subject to the following conditions precedent:

         SECTION 4.01. All Credit Events. On each date on which a Credit Event is to occur:

         (a) The Agent  shall have  received a  Borrowing  Notice as required by
Section 2.03 hereof (including for any Swingline Loan requested pursuant to Section 2.17 hereof) or WFB shall have received a request for the issuance or renewal of a Letter of Credit as required by Section 2.18 hereof, as applicable.

         (b) The representations and warranties set forth in Article III hereof and in any documents delivered herewith shall be true and correct in all material respects with the same effect as though made on and as of such date (except insofar as such representations and warranties relate expressly to an earlier date).

         (c) The Borrower shall be in compliance with all the terms and provisions contained herein on its part to be observed or performed, and at the time of and immediately after such borrowing or issuance of such Letter of Credit no Default or Event of Default shall have occurred and be continuing.

         SECTION 4.02. First Credit Event. The obligation of each Lender in respect of the first Credit Event is subject to the following additional conditions precedent:

         (a) The Lenders shall have received the favorable written opinion of counsel for the Borrower and each of the Guarantors, substantially in the form of Exhibit E hereto, dated the Closing Date, addressed to the Lenders and satisfactory to the Agent.

         (b) The Lenders shall have received (i) a copy of the certificate or articles of incorporation or constitutive documents, in each case as amended, of the Borrower and each of the Guarantors and a certificate as to the good standing of each such Person from the Secretary of State or other appropriate official of the state of such Person's organization, in each case dated as of a recent date; (ii) a certificate of the Secretary of the Borrower and each of the Guarantors, dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of its bylaws as in effect on the date of such certificate and at all times since a date prior to the date of the resolution described in clause (B) below, (B) that attached thereto is a true and complete copy of a resolution adopted by its Board of Directors authorizing the execution, delivery and performance of the Credit Documents to which it is a party, and that such resolution has not been modified, rescinded or amended and is in full force and effect, (C) that its certificate or articles of incorporation or constitutive documents have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each of its officers executing the Credit Documents to which it is a party; (iii) a certificate of another of its officers as to incumbency and signature of its Secretary; and (iv) such other documents as the Agent, the Agent's legal counsel or any Lender may reasonably request.

         (c) The Agent shall have received certificates, dated the Closing Date and the date of the first Credit Event and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01 hereof and the conditions set forth in this Section 4.02, which certificate shall include a schedule with calculations demonstrating the Borrower's compliance with the covenants contained in Sections 6.07, 6.08, 6.09, and 6.10 hereof as of the most recent accounting period for which financial statements would be required hereunder.

         (d) Each Lender shall have received its Reducing Revolver Note and its Revolving Credit Note duly executed by the Borrower payable to its order and otherwise complying with the provisions of Section 2.04 hereof.

         (e) The Agent and the Lenders shall have received and determined to be in form and substance satisfactory to them (i) copies of the financial statements described in Section 3.07 hereof; (ii) the Agent shall be satisfied that the Credit Transactions are in compliance with all applicable laws and regulations; and (iii) evidence of payment of all fees then owed to the Agent and Lenders by the Borrower under this Agreement or otherwise.

         (f) The Agent shall have received evidence, in form and substance satisfactory to the Agent, that the Agent and/or the Collateral Trustee, as the case may be, has valid perfected and first priority security interests in and Liens upon the Collateral and any other property which is intended to be security for the Obligations in accordance with the terms of the Collateral Trust Agreement and the Security Documents, subject only to the security interests and Liens permitted herein or in the other Credit Documents.

         (g) The Agent shall have received, in form and substance satisfactory to the Agent, all consents, waivers, acknowledgments and other agreements from third Persons which the Agent may deem necessary or desirable in order to permit, protect and perfect the Collateral Trustee's security interests in and liens upon the Collateral or to effectuate the provisions or purposes of this Agreement and the other Credit Documents.

         (h) The Agent shall have received Borrower's Form 10-K Form filed with the Securities Exchange Commission for the period ending June 30, 2000.

         (i) The Agent shall have reviewed the Asset Purchase Agreement dated November ___, 2000 between Borrower and U.S. Money Order (the "U.S. Money Order Purchase Agreement") and all ancillary documents thereto, the form and substance of which shall be satisfactory to Agent in all respects.

(j) All governmental and third party approvals, including under the Hart-Scott-Rodino Antitrust Improvements Act and the Clayton Act, necessary or advisable in connection with the transaction contemplated by the U.S. Money Order Purchase Agreement, the financing contemplated hereby and the continuing operations of the Borrower and its Subsidiaries shall have been obtained, and delivered to Agent and be in full force and effect, to the extent that a failure to obtain the same could reasonably be expected to have a Material Adverse Effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the transaction contemplated by the U.S. Money Order Purchase Agreement or the financing thereof;

(k) The Agent shall have received a Collateral Assignment of Purchase Agreement of even date herewith, relating to the U.S. Money Order Purchase Agreement, duly executed by the Borrower and U.S. Money Order, in form and substance acceptable to Agent in its sole discretion.

         (l) The Credit Documents and all instruments and documents hereunder and thereunder shall have been duly executed by the parties thereto and delivered to the Agent, in form and substance satisfactory to the Agent and the Lenders.

         (m) The Borrower and each Subsidiary (except Public Currency, Inc.) shall have duly executed and delivered to the Agent Consents and Ratifications substantially in the forms of Exhibit G and Exhibit G-1 hereto.


         (n) Public Currency, Inc. shall have duly executed and delivered to the Agent an Additional Subsidiaries Supplement to Guaranty Agreement substantially in the form required by the Guaranty Agreement.

         (o) The Borrower shall have duly executed and delivered to the Agent an Amended and Restated Stock Pledge Agreement pledging the stock of Public Currency, Inc. and ePacific Incorporated (as well as the stock of Check Express, Inc. and Q.C.&G. Financial, Inc. previously pledged) substantially in the form of Exhibit H hereto.

         (p) The Agent shall have received the Amendment to the Collateral Trust Agreement, duly executed by the Borrower, Principal Life Insurance Company, Travelers Express Company, Inc., and the Collateral Trustee.

         (q) The Agent and the Lenders shall be satisfied that there are no actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or threatened against or affecting the Borrower or any of its Subsidiaries or any of their respective businesses, assets or rights which would materially and adversely affect any of the Credit Transactions.

         (r) All other legal matters in connection with the Credit Transactions shall be satisfactory to the Agent, the Lenders and their respective legal counsel.

         (s) The Agent shall have received such other documents as the Lenders or the Agent or the Agent's legal counsel shall reasonably deem necessary.

ARTICLE V.  AFFIRMATIVE COVENANTS

         The Borrower covenants and agrees with each Lender that, so long as this Agreement shall remain in effect, or the principal of or interest on any Note, Commitment Fee or any fee, expense or amount payable hereunder or in connection with any of the Credit Transactions shall be unpaid, unless the Required Lenders shall otherwise consent in writing, it will, and will cause each of its Subsidiaries and, with respect to Section 5.07 hereof, each ERISA Affiliate to:

         SECTION 5.01. Legal Existence. Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise permitted under Section 6.05 hereof and except for the dissolution or other cessation of existence of any Subsidiary of the Borrower which the Borrower has determined to be unnecessary for the conduct of its business.

         SECTION 5.02. Businesses and Properties. At all times (a) do or cause to be done all things necessary to preserve, renew and keep in full force and effect the rights, licenses, permits, franchises, patents, copyrights, trademarks and trade names material to the conduct of its businesses; (b) maintain and operate such businesses in the same general manner in which they are presently conducted and operated; (c) comply with all laws, rules, regulations and governmental orders (whether federal, state or local) applicable to the operation of such businesses, whether now in effect or hereafter enacted (including, without limitation, all applicable laws, rules, regulations and governmental orders relating to environmental protection and to public and employee health and safety) the lack of compliance with which would have a material adverse effect on the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and its Subsidiaries taken as a whole or on the ability of the Borrower or any Guarantor to perform its obligations under the Credit Documents; (d) take all actions which may be required to obtain, preserve, renew and extend all licenses, permits, franchises and other authorizations which are material to the operation of such businesses; and (e) at all times maintain, preserve and protect all property material to the conduct of such businesses and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements of such property necessary in order to continue its business as currently conducted.

         SECTION 5.03. Insurance. (a) Keep its insurable properties adequately insured at all times by financially sound and reputable insurers, (b) except as disclosed on Schedule 5.03 attached hereto, maintain such other insurance, to such extent and against such risks, including casualty and business interruption and other risks insured against by extended coverage, as is customary with companies similarly situated and in the same or similar businesses, naming Agent as loss payee and additional insured, (c) maintain in full force and effect public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by the Borrower or any of its Subsidiaries, in such amount as the Borrower or such Subsidiary shall reasonably deem necessary and naming Lenders as loss payee and additional insured, and (d) maintain such other insurance as may be required by law or as may be reasonably requested by the Agent for purposes of assuring compliance with this Section 5.03, and naming Lenders as loss payee and additional insured.

         SECTION 5.04. Taxes. Pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, might give rise to Liens upon such properties or any part thereof, other than any taxes or assessments the validity of which is being contested by it in good faith by appropriate proceedings, and with respect to which it has set aside on its books cash reserves in an amount not less than the aggregate amount secured by such Liens (including, without limitation, the amount of taxes and assessments being contested and any interest and penalties payable in respect thereof). The Borrower and each of its Subsidiaries promptly shall make all required payments, deposits and filings with respect to payroll tax reporting and liability when due.

         SECTION 5.05. Financial Statements, Reports, Etc. Furnish to the Agent and each Lender:

         (a) within ninety (90) days after the end of each Fiscal Year, audited Consolidated and, if requested by the Agent, consolidating, balance sheets and statements of income, expenses and retained earnings, showing the Consolidated financial condition of the Borrower and its Consolidated Subsidiaries as of the close of such Fiscal Year and the results of their operations during such year, and audited Consolidated statements of shareholders' equity and cash flow of the Borrower and its Consolidated Subsidiaries as of the close of such Fiscal Year, all the foregoing financial statements referred to above to be in reasonable detail and stating in comparative form the figures as at the end of and for the previous Fiscal Year and to be audited by independent public accountants of recognized national standing acceptable to the Agent, which report shall not contain any qualification except with respect to new accounting principles mandated by the Financial Accounting Standards Board and to be in form reasonably acceptable to the Agent, together with a copy of the Borrower's SEC Form 10-K filed for such prior Fiscal Year;

         (b) within forty-five (45) days after the end of each quarter (except for any quarters ending on the last day of a Fiscal Year) in each Fiscal Year, unaudited Consolidated and, if requested by the Agent, consolidating balance sheets and statements of income, expenses and retained earnings showing the Consolidated financial condition of the Borrower and its Consolidated Subsidiaries as of the end of each such fiscal quarter and the results of operations of the Borrower and its Consolidated Subsidiaries as of the end of each such fiscal quarter, and unaudited Consolidated statements of shareholders' equity and cash flow of the Borrower and its Consolidated Subsidiaries as of the end of each such fiscal quarter, each of the foregoing financial statements referred to above to be in reasonable detail and stating in comparative form the figures as at the end of and for the comparable periods of the preceding Fiscal Year and to be prepared and certified by a Responsible Officer of the Borrower as presenting fairly in all material respects the Consolidated financial condition and results of operations of the Borrower and its Consolidated Subsidiaries and as having been prepared in accordance with GAAP consistently applied, in each case subject to normal year-end audit adjustments and the absence of footnotes, together with a copy of the Borrower's SEC Form 10-Q filed for such fiscal quarter;

         (c) concurrently with any delivery of (i) audited financial statements as of the close of each of the Borrower's Fiscal Years pursuant to clause (a) above, and (ii) unaudited financial statements as of the close of each of the Borrower's fiscal quarters pursuant to clause (b) above, a Compliance Certificate by a Responsible Officer of the Borrower, together with computations and work papers demonstrating compliance, as of the dates of the financial statements being furnished at such time, with the financial covenants set forth in Section 6.07 through 6.10 hereof;

         (d) no later than 3:00 p.m. Dallas, Texas time on Wednesday of each week, a Borrowing Base Report covering the period from Sunday of the prior week through Saturday of such prior week, certified by a Responsible Officer of the Borrower;

         (e) copies of such registration statements, annual, periodic and other reports, and such proxy statements, financial information and other information, if any, as shall be filed by the Borrower or any of its Subsidiaries with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933 or the Securities Exchange Act of 1934, as soon as possible after such statements or information are publicly available;

         (f) within ninety (90) days after the beginning of each Fiscal Year, commencing with Borrower's Fiscal Year beginning July 1, 2001, financial operation projections for the Borrower and its Subsidiaries for the next three
(3) Fiscal Years and projections for the first such Fiscal Year on a quarterly basis prepared by management and in form consistent with the financial projections provided prior to the Closing Date;

         (g) promptly upon a Responsible Officer of the Borrower becoming aware thereof, notice to the Agent of the breach by any party of any material agreement with the Borrower or any of its Subsidiaries;

         (h) promptly upon a Responsible Officer of the Borrower becoming aware thereof, notice to the Agent of any "event of default" under any other agreement, document or instrument for representing Indebtedness in excess of one million dollars ($1,000,000);

         (i) such other information as the Agent or any Lender may reasonably request.

         SECTION 5.06. Litigation and Other Notices. Give the Agent written notice promptly after a Responsible Officer of the Borrower becoming aware thereof, but in any event within five (5) Business Days, of the following:

         (a) the issuance by any court or governmental agency or authority of any injunction, order, decision or other restraint against the Borrower or a Guarantor prohibiting, or having the effect of prohibiting, the making of the Loans, or invalidating, or having the effect of invalidating, any provision of this Agreement, any of the Notes, any other Credit Document or the first priority Lien of the Collateral Trustee on the Collateral or the initiation of any litigation or similar proceeding seeking any such injunction, order, decision or other restraint;

         (b) the filing or commencement of any action, suit or proceeding against the Borrower or any of its Subsidiaries, whether at law or in equity or by or before any court or any federal, state, municipal or other governmental agency or authority which, if adversely determined, could reasonably be expected to: (i) result in liability of the Borrower or any of its Subsidiaries in an amount of one million five hundred thousand dollars ($1,500,000) or more; (ii) cause a material adverse change in the business, assets, operations, prospects or condition, financial or otherwise of the Borrower and its Subsidiaries taken as a whole or (iii) materially impair the right of any Person to perform its obligations under this Agreement, any Note or any other Credit Document, if there were an adverse determination against the Borrower or any Subsidiary;

         (c) any Default or Event of Default, specifying the nature and extent thereof and the action (if any) which is proposed to be taken with respect thereto;

         (d) any development in the business or affairs of the Borrower or any of its Subsidiaries which management reasonably expects to result in a material adverse change in the business, assets, operations, prospects or condition, financial or otherwise of the Borrower and its Subsidiaries taken as a whole; and

         (e) any Asset Sale involving assets with a book value in excess of two million five hundred thousand dollars ($2,500,000).

         SECTION 5.07.  ERISA.

         (a) Pay and discharge promptly any liability imposed upon it pursuant to the provisions of Title IV of ERISA; provided, however, that neither the Borrower nor any ERISA Affiliate shall be required to pay any such liability if
(i) the amount, applicability or validity thereof shall be diligently contested in good faith by appropriate proceedings, and (ii) such Person shall have set aside on its books reserves which, in the opinion of a Responsible Officer of such Person, are adequate with respect thereto.

         (b) Deliver to the Agent, promptly, and in any event within thirty (30) days, after (i) the Borrower becomes aware of the occurrence of any Reportable Event, a copy of the materials that are filed with the PBGC, or the materials that would have been required to be filed if the thirty-day notice requirement to the PBGC was not waived, (ii) the Borrower or any ERISA Affiliate or an administrator of any Pension Plan files with participants, beneficiaries or the PBGC a notice of intent to terminate any such Plan, a copy of any such notice,
(iii) the Borrower or any ERISA Affiliate or an administrator of any Pension Plan receives notice from the PBGC of the PBGC's intention to terminate any Pension Plan or to appoint a trustee to administer any such Plan, a copy of such notice, (iv) the Borrower or any ERISA Affiliate knows of any event or condition which could reasonably be expected to constitute grounds under the provisions of
Section 4042 of ERISA for the termination of (or the appointment of a trustee to administer) any Pension Plan, an explanation of such event or condition, (v) the receipt by the Borrower or any ERISA Affiliate receives an assessment of withdrawal liability under Section 4201 of ERISA from a Multiemployer Plan, a copy of such assessment, (vi) the Borrower or any ERISA Affiliate knows of any event or condition which could reasonably be expected to cause any one of them to incur a liability under Section 4062, 4063, 4064 or 4069 of ERISA or Section 412(n) or 4971 of the Code, an explanation of such event or condition, and (vii) the Borrower or any ERISA Affiliate knows that an application is to be, or has been, made to the Secretary of the Treasury for a waiver of the minimum funding standard under the provisions of Section 412 of the Code, a copy of such application, and in each case described in clauses (i) through (iii) and clauses
(iv) through (vi) together with a statement signed by a Responsible Officer setting forth details as to such Reportable Event, notice, event or condition and the action which the Borrower or such ERISA Affiliate proposes to take with respect thereto; provided, however, that the Borrower shall not have any reporting obligation under this Section 5.07 with respect to any Reportable Event, notice, event or condition which, when taken together with all other Reportable Events, notices, events or conditions, could subject the Borrower or any ERISA Affiliate to any taxes, penalties or other liabilities which could not reasonably be expected to have a material adverse effect on the financial condition of the Borrower or any ERISA Affiliate.

         SECTION 5.08. Maintaining Records; Access to Properties and Collateral; Inspections. Maintain financial records in accordance with accepted financial practices and, upon prior written notice, permit any authorized representative designated by Agent to visit and inspect Borrower's locations and the Collateral subject to and consistent with the Borrower's security practices) during regular business hours and the financial records of the Borrower and its Subsidiaries, and permit any authorized representative designated by Agent to discuss the affairs, finances and condition of the Borrower with its Responsible Officers and its independent public accountants, as applicable. At the Borrower's expense (which expense shall not, prior to the occurrence of any Default or Event of Default, exceed $3,000 during any Fiscal Year), the Agent or Agent's designee shall have the right to inspect and verify, up to two times annually (or, upon the occurrence and during the continuance of an Event of Default, as often as the Agent may request), the existence and condition of the Collateral and the books and records of the Borrower and its Subsidiaries and their compliance with the terms and conditions of this Agreement and the other Credit Documents. The Required Lenders shall have the right to cause the Agent to conduct any such inspection and verification upon written request. Notwithstanding anything to the contrary contained herein, the Lenders and the Agent agree to make reasonable efforts to coordinate each of the foregoing visits and inspections through the Agent.

         SECTION  5.09.  Use of  Proceeds.  Use  the  proceeds  of the  Reducing
Revolver Loans and the Revolving Credit Loans as set forth in Section 3.13 hereof and only for such purposes.

         SECTION 5.10. Fiscal Year-End. Cause its Fiscal Year to end on June 30 in each calendar year. The Borrower may change its Fiscal Year to end on any other date by giving written notice to the Agent and Lenders.

         SECTION 5.11. Additional Guarantors and Pledge of Assets. Inform the Agent within five (5) Business Days before the creation or acquisition of any direct or indirect Subsidiary. The Borrower and the Lenders intend that any such new Subsidiary of the Borrower shall obtain the benefit of the Total Reducing Revolver Commitment and the Total Revolving Credit Commitment and shall become a Guarantor pursuant to terms similar to each Guarantor on the date hereof. Within fifteen (15) Business Days from the acquisition or formation of any such additional Subsidiary, the Borrower shall cause such Subsidiary (a) to promptly execute, in form and substance satisfactory to the Agent, all documents necessary for such Subsidiary to become a Guarantor hereunder (including a Guaranty Agreement substantially in the form executed by the Guarantors as of December 16, 1998), and (b) to effect such Subsidiary's conveyance of a first priority Lien in its assets (subject only to Liens permitted by Section 6.01 hereof) in favor of the Collateral Trustee for the benefit of the Lenders pursuant to the Security Documents (but only if, with respect to this clause
(b), such Subsidiary is a Significant Subsidiary). Any such additional Significant Subsidiary's assets shall thereupon become part of the Collateral, and such Significant Subsidiary's Cash Holdings shall thereupon become part of the Borrowing Base; provided, however, that the Agent may, in its sole discretion, audit and inspect such Significant Subsidiary's assets (including, without limitation, such Significant Subsidiary's Cash Holdings) at the Borrower's expense, and, if the results of such audit and inspection are not satisfactory to the Agent in its sole discretion, such Subsidiary's Cash Holdings shall no longer be part of the Borrowing Base. The Required Lenders shall have the right to cause the Agent to conduct such an audit and inspection upon written request and such audits and inspections shall be in addition to the audits described in Section 5.08 hereof. In addition, within fifteen (15) Business Days from the acquisition or formation of any additional Subsidiary of the Borrower, the Borrower shall execute, or shall cause its Subsidiary to execute, as applicable, all documents (including a Stock Pledge Agreement in form and content substantially similar to other Stock Pledge Agreements executed in connection with the Existing Credit Agreement) necessary to effect the Borrower's or such Subsidiary's, as applicable, conveyance of a first priority Lien in the capital stock of such additional Subsidiary in favor of the Collateral Trustee for the benefit of the Lenders, and such additional Subsidiary's capital stock shall thereupon become part of the Collateral. If reasonably requested by the Agent, the Borrower shall cause its legal counsel to deliver to the Agent, simultaneously with the Credit Documents referred to in this Section 5.11, a legal opinion containing opinions reasonably requested by the Agent with respect to, if applicable, (i) the stock or asset acquisition,
(ii) the formation of such Subsidiary, (iii) the pledge of such Subsidiary's capital stock to the Collateral Trustee, (iv) the pledge of acquired assets to the Collateral Trustee and the perfection of the Collateral Trustee's security interest therein, (v) the addition of such Subsidiary as a Guarantor, and (vi) such other matters reasonably related thereto; such legal opinion to be in form and substance satisfactory to the Agent.

         SECTION 5.12.  Environmental Legislation.

         (a) Comply in all material respects with all federal, state and local laws or regulations applicable to it that have been enacted or adopted regulating the discharge of substances into the environment or primarily for the purpose of protecting the environment ("Environmental Legislation"), and provide written notice to the Agent within five (5) days of the receipt by any
Responsible Officer of the Borrower of any notice of any violation of any Environmental Legislation from any federal, state or local governmental authority charged with enforcing such Environmental Legislation, which violation alone, or together with other such violations, notice of which has been previously or concurrently received, does have or could reasonably be expected to have a Material Adverse Effect.

         (b) In the event that any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature ("Remedial Work") with respect to any of the properties of the Borrower or any of its Subsidiaries (whether owned, leased, subleased or used by such Person) is required to be performed by the Borrower or any of its Subsidiaries under any applicable local, state or federal law or regulation, any judicial order, or by any governmental entity because of, or in connection with, the current or future presence, suspected presence, release or suspected release of a hazardous substance in or into the air, soil, groundwater, surface water or soil vapor, commence all such Remedial Work for which the Borrower or such Subsidiary is legally responsible under applicable federal, state or local law at or prior to the time required therefor under applicable laws, regulations or orders and thereafter diligently prosecute to completion all such Remedial Work in accordance with and within the time allowed under such applicable laws, regulations or orders of such governmental or nongovernmental entity, except where the necessity of the conduct of Remedial Work or obligation of Borrower is being contested in good faith in the manner provided by law or would not reasonably be expected to have a Material Adverse Effect.

         SECTION 5.13. Pay Obligations to Lenders and Perform Other Covenants. Make full and timely payment of the Obligations, whether now existing or hereafter arising, and duly comply with all the terms and covenants contained in this Agreement (including, without limitation, the borrowing limitations and mandatory prepayments in accordance with Article II hereof) or in any other Credit Document at the times and places and in the manner set forth herein or therein, as applicable.

         SECTION 5.14. Assurances. Promptly execute and deliver any and all other and further agreements, documents, instruments, and other writings which may be requested by the Agent in good faith to cure any defect in the execution and delivery of any Credit Document or more fully to describe particular aspects of the agreements set forth in the Credit Documents or intended to be set forth.

         SECTION 5.15. Certain Changes. Notify the Agent at least thirty (30) days prior to the date that any of the Borrower or any Guarantor changes its name or the location of its chief executive office or principal place of business or the place where it keeps its books and records or the location of any of the Collateral.

         SECTION 5.16. Assignment of Leases. Promptly execute and deliver, in form and substance satisfactory to Agent, assignments of leases with respect to any real property leases of office space which are renewed or entered into after the Closing Date; provided, however, that Borrower and its Subsidiaries shall not be required to deliver an assignment of lease with respect to any particular lease of office space if (i) the consent of the relevant landlord is required as a condition to such assignment, and (ii) despite its best efforts to do so, Borrower or its Subsidiary, as the case may be, is unable to obtain such consent from the relevant landlord.

         SECTION 5.17. Consent Relating to Pledge of Shares of ePacific Incorporated. Use its best efforts (which best efforts shall not include the payment of money or any agreement adverse to the Borrower to obtain such consents) to obtain, within forty-five (45) days of the date hereof, the consent of ePacific Incorporated and all of its shareholders (other than the Borrower) to the pledge of the preferred shares of ePacific Incorporated owned by the Borrower to the Collateral Trustee, such consent to be in the form of Exhibit L hereto.

ARTICLE VI.  NEGATIVE COVENANTS

         The Borrower covenants and agrees with each Lender that, so long as this Agreement shall remain in effect, or the principal of or interest on any Note, any Commitment Fee or any other fee, expense or amount payable hereunder or in connection with any of the Credit Transactions shall be unpaid, unless the Required Lenders shall otherwise consent in writing, it will not and will not cause or permit any of its Subsidiaries and, in the case of Section 6.14 hereof, any ERISA Affiliate to, either directly or indirectly:

         SECTION 6.01. Liens. Incur, create, assume or permit to exist any Lien on any of its property or assets (including the stock of any direct or indirect Subsidiary), whether owned at the date hereof or hereafter acquired, or assign or convey any rights to or security interests in any future revenues, except:

         (a) Liens incurred and pledges and deposits made by the Borrower or any of its Subsidiaries in the ordinary course of business in connection with workers' compensation, unemployment insurance, old-age pensions and other social security benefits (not including any Lien described in Section 412(m) of the Code);

         (b) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's and vendors' liens and other similar liens, incurred in good faith in the ordinary course of the business of the Borrower or any of its Subsidiaries and securing obligations which are not overdue for a period of more than ninety (90) days or which are being contested in good faith by appropriate proceedings as to which the Borrower or any of its Subsidiaries, as the case may be, shall, to the extent required by GAAP, applied on a consistent basis, have set aside on its books adequate reserves;

         (c) Liens securing the payment of taxes, assessments and governmental charges or levies, that are not delinquent or are being diligently contested in good faith by appropriate proceedings and as to which reserves have been established in an amount not less than the aggregate amount secured by such Liens (including, without limitation, the amount of taxes and assessments being contested and any interest and penalties payable in respect thereof);

         (d) zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, restrictions on the use of property of the
Borrower  or any of its  Subsidiaries  or minor  irregularities  of  title  with respect thereto (and with respect to leasehold interests, mortgages, obligations, liens and other encumbrances incurred, created, assumed or permitted to exist and arising by, through or under a landlord or owner of the leased property, with or without consent of the lessee) which do not in the aggregate materially detract from the value of said property or assets or materially impair the use thereof in the operation of its business;

         (e) Liens (including any Capitalized Lease) originally created to secure payment of a portion of the purchase price or construction costs, as the case may be, relating to any real property or equipment or any interest therein, upon such real property, equipment (including furniture and fixtures) or interest therein; provided, that (i) the outstanding principal amount of Indebtedness secured by any such Lien does not exceed one hundred percent (100%) of the purchase price actually paid by the Borrower or any of its Subsidiaries (or, in the case of a Capitalized Lease, by the owner) for the real property or equipment or interest therein which is encumbered by such Lien, and/or the construction costs actually incurred by the Borrower or any of its Subsidiaries with respect to the improvements thereto, as the case may be, (ii) the Indebtedness secured by any such Lien (including, in the case of any Capitalized Lease, the Capitalized Lease Obligation in respect of such Capitalized Lease) is permitted by this Agreement, and (iii) any such Lien does not encumber any other asset at any time owned by the Borrower or any of its Subsidiaries;

         (f) Liens existing on the Closing Date set forth in Schedule 6.01 hereto and approved by the Agent, but not the extension, renewal or refunding of the Indebtedness secured thereby;

         (g)      Liens created in favor of the Collateral Trustee; and

         (h) Liens securing the performance of bids, tenders, leases, contracts (other than for the repayment of borrowed money), statutory obligations, surety, customs and appeal bonds, and other obligations of like nature, incurred as an incident to and in the ordinary course of business of the Borrower or any of its Subsidiaries.

         SECTION 6.02. Sale and Lease-Back Transactions.  Except as described on
Schedule 6.02 hereto, enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, and used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred, except for any such arrangements that are entered into in the Borrower's ordinary course of business.

         SECTION 6.03.  Indebtedness for Borrowed Money and Guarantees.

         (a) Incur, create, assume or permit to exist any Indebtedness for borrowed money (excluding Guarantees) that is secured by Liens other than (i) Indebtedness secured by Liens permitted under Section 6.01 hereof in an amount not to exceed three million dollars ($3,000,000) per item of Indebtedness and five million dollars ($5,000,000) in the aggregate; (ii) Indebtedness existing on the date hereof and listed in Schedule 6.03 hereto and approved by the Agent; provided, that, such Indebtedness shall not after the date hereof (A) increase in amount (except increases subject to limitations in amount in existence on the date hereof); (B) be secured by Liens not in existence on the date hereof, or
(C) change in regard to seniority in any respect; and (iii) Indebtedness incurred hereunder (including, without limitation, any Swingline Loans and any drawings under any Letter of Credit).

         (b) Incur, create, assume or permit to exist any Guarantees other than (without duplication): (i) Guarantees of the Obligations; (ii) Guarantees existing on the date hereof listed in Schedule 6.03 hereto and approved by the Agent, but not the extension, renewal or refunding thereof.

         (c) Incur, create, assume or permit to exist any unsecured Indebtedness other than (i) current accounts payable and unsecured current liabilities (not the result of borrowing) incurred in the ordinary course of business of the Borrower to vendors, suppliers and Persons providing services, for expenditures for goods and services normally required by it in the ordinary course of business and on ordinary trade terms, including (without limitation) obligations pursuant to the Money Order Agreement and (ii) Indebtedness evidenced by Deferred Payment Obligations in an amount not to exceed four million dollars ($4,000,000) in the aggregate at any time.

         SECTION 6.04. Equity Interest in Subsidiaries. Sell, transfer, encumber, pledge or otherwise dispose of any partnership interests, stock or equity securities of, or other equity interests (including, without limitation, any options, warrants or other rights to acquire any equity interests) in, any Subsidiary or permit any of its Subsidiaries to issue any additional equity other than to the Borrower or to a Subsidiary of the Borrower; provided, however, that Borrower may sell, transfer, or otherwise dispose of its partnership interests, stock or equity securities of, or other equity interest in, any Subsidiary if (i) no Default or Event of Default has occurred and is continuing hereunder or would otherwise occur as a result of any such disposition and (ii) the aggregate net proceeds received by Borrower in respect of all such sales during any Fiscal Year does not exceed two million five hundred thousand dollars ($2,500,000).

         SECTION 6.05. Consolidations, Mergers and Sales of Assets. (a) Directly or indirectly consolidate with or merge into any other Person, or permit another Person to merge into it, unless it is a Guarantor merging into the Borrower (with the Borrower being the surviving entity) or another Guarantor; provided, that, (i) such entity has provided the Agent with written notice at least ten
(10) Business Days prior to such merger, and (ii) all Liens in favor of the Collateral Trustee granted by such entities continue to be valid, perfected and first priority (except for pre-existing Liens on the assets of such other Person which are permitted under Section 6.01 hereof), or (b) acquire all or substantially all the capital stock or assets of, or ownership interests in, any other Person unless it is an Acceptable Acquisition and then, only if (i) no Default or Event of Default has occurred and is continuing or would otherwise occur as a result of such acquisition and (ii) the Borrower furnishes to the Agent and each Lender (if requested) computations and work papers demonstrating that the Borrower will be in compliance with the financial covenants set forth herein after giving effect to such acquisition, or (c) sell, lease, transfer or assign to any Persons or otherwise dispose of (whether in one transaction or a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired), or sell any of its assets other than in the ordinary course of business, including any Asset Sales unless Borrower complies with the requirements of Section 2.09(b); except any Subsidiary of the Borrower may sell or lease any of its assets to the Borrower or to another Subsidiary of the Borrower; provided, that, all Liens on any such assets in favor of the Collateral Trustee continue to be valid, perfected and first priority.

         SECTION 6.06. Loans and Advances. Make any loan or advance to or equity investment in any other Person other than (without duplication):

         (a) Loans and advances by Borrower or any Subsidiary to its officers and employees for salary and other compensatory benefits, travel advances, advances against commissions and other similar advances in the ordinary course of business, provided that the amount of such advances does not exceed one million dollars ($1,000,000) per advance and three million dollars ($3,000,000) in the aggregate at any time;

         (b) Loans and advances to any Subsidiary which is also a Guarantor; or

         (c)  Loans and  advances  existing  on the date  hereof  and  listed on
Schedule 6.06 hereto and approved by the Agent, but not

the increase, extension, renewal or refunding thereof; or

         (d) Loans and advances to the Borrower's retail financial service customers in the ordinary course of its business; or

         (e) Loans and advances as contemplated by the Master Loan Agency Agreement dated August 11, 1999 between Borrower and Goleta National Bank, as in effect as such date.

         SECTION 6.07. Net Worth. At any time permit Net Worth of the Borrower and its Subsidiaries on a Consolidated basis at any time to be less than fifty million dollars ($50,000,000), plus (b) seventy-five percent (75%) of all Net Income earned after the Closing Date during any fiscal quarter, provided, however that fiscal quarters in which Net Income is a negative amount will be excluded from the calculation of Net Income earned after the Closing Date, plus
(c) an amount equal to the (100%) of all proceeds of any equity offering (net of offering and professional fees and expenses) by the Borrower or any of its Subsidiaries occurring after the Closing Date.

         SECTION 6.08. EBITDA. At the end of any fiscal quarter, permit the aggregate EBITDA on a Consolidated basis for the four previous quarters to be less than eighty-five percent (85%) of the aggregate EBITDA on a Consolidated basis for the four consecutive fiscal quarters reported at the prior fiscal quarter end.

         SECTION 6.09. Debt to Cash Flow Ratio. Permit the Debt to Cash Flow Ratio to be more than 2.00:1.00 at the end of any fiscal quarter occurring during the term of this Agreement.

         SECTION 6.10. Cash Flow Coverage Ratio. Permit the Cash Flow Coverage Ratio of the Borrower and its Subsidiaries on a Consolidated basis to be less than the following at the end of any fiscal quarter occurring during the periods set forth below:

             Fiscal Quarter End                       Cash Flow Coverage Ratio
             ------------------                       ------------------------
     Closing Date through and including                      1.20:1.00
                June 29, 2003
        June 30, 2003 and thereafter                         1.40:1.00

         SECTION 6.11. Use of Proceeds. Permit the proceeds of any Loan to be used for any purpose which entails a violation of, or is inconsistent with, Regulation G, T, U or X of the Board or Section 3.13 hereof.

         SECTION 6.12.  ERISA.

         (a) Engage in any transaction in connection with which the Borrower or any ERISA Affiliate could be subject to either a material civil penalty assessed pursuant to the provisions of Section 502 of ERISA or a material tax imposed under the provisions of Section 4975 of the Code.

         (b)  Terminate  any  Pension  Plan in a  "distress  termination"  under
Section 4041 of ERISA, or take any other action which could result in a material liability of the Borrower or any ERISA Affiliate to the PBGC.

         (c) Fail to make payment when due of all amounts which, under the provisions of any Plan, the Borrower or any ERISA Affiliate is required to pay as contributions thereto, or, with respect to any Pension Plan, permit to exist any material "accumulated funding deficiency" (within the meaning of Section 302 of ERISA and Section 412 of the Code), whether or not waived, with respect thereto.

         (d) Adopt an amendment to any Pension Plan requiring the provision of security under Section 307 of ERISA or Section 401(a)(29) of the Code.

         SECTION 6.13. Modifications and Prepayments. Modify, amend or otherwise alter the terms or provisions governing any portion of its Indebtedness to adversely affect the Lenders without the prior written consent of the Required Lenders.

         SECTION 6.14. Transactions with Affiliates. Except as otherwise specifically set forth in this Agreement and except for (i) leases negotiated in connection with Acceptable Acquisitions, (ii) transactions permitted pursuant to the terms of this Agreement, or (iii) leases entered into in the ordinary course of establishing or maintaining the Borrower's retail locations, directly or indirectly purchase, acquire or lease any property from, or sell, transfer or lease any property to, or enter into any other transaction with, any of its stockholders, Affiliates or agents or any relative thereof, except at prices and on terms not less favorable to it than that which would have been obtained in an arm's-length transaction with a non-affiliated third party.

         SECTION 6.15. Other Agreements. Enter into (a) any agreement which requires it to comply with any financial covenant to the extent that such financial covenant could reasonably be expected to be more restrictive than any of the financial covenants contained in this Agreement, unless this Agreement is amended to include such financial covenant contemporaneously upon the execution and delivery of such other agreement, or (b) without the prior written consent of the Required Lenders, any agreement for the acquisition of the stock or assets of any other business entity which cannot be terminated prior to the closing thereof either in the sole discretion of the Borrower or in exchange for a payment not to exceed $10,000, unless such proposed acquisition is an Acceptable Acquisition. Neither the Borrower nor any Subsidiary shall amend or modify any material agreement existing on the date hereof, to which the Borrower or any Subsidiary is a party, if such amendment or modification would have a material and adverse effect on the Lenders.

         SECTION 6.16. Restricted Payments. At any time, through any outlay other than issuance of the Borrower's own stock or cash payments in lieu of the issuance of fractional shares (a) redeem, retire, otherwise acquire, or prepay, directly or indirectly, any shares of its capital stock, or any other equity interest; (b) declare or pay any cash dividend; or (c) make any other distribution of any property or cash to owners of an equity interest in their capacity as such.

         SECTION 6.17. Limitation on Investments. Make or permit to exist, any capital contributions to, or make any investment in, or purchase or commit to purchase any stock or other securities or evidences of indebtedness of or interests in any Person which is not a Subsidiary ("Investments"), except the following:

         (a)      Liquid Investments;

         (b)      Acceptable Acquisitions;

         (c) trade and customer accounts receivable which are for goods furnished or services rendered in the ordinary course of business and are payable in accordance with customary trade terms;

         (d) Investments existing on the date hereof and described on Schedule 6.17;
         (e) Investments not exceeding five million dollars ($5,000,000) in the aggregate in any businesses which are engaged in the same or a substantially similar line of business to that of the Borrower; and

         (f) Purchase of participations in consumer loans originated by Goleta National Bank in accordance with the terms and conditions of the Master Agency Agreement dated August 11, 1999 between Borrower and Goleta National Bank, as in effect as of such date.

         SECTION 6.18. Change in Business. Engage in any business not of the same general type as, or reasonably related to, those conducted by the Borrower on the Closing Date.

ARTICLE VII.  EVENTS OF DEFAULT

         In case of the happening of any of the following events (herein called "Events of Default"):

         (a) default shall be made in the payment of any principal of any Note or of any amount payable under or in connection with any Letter of Credit when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

         (b) default shall be made in the payment of any interest on any Note, of any Commitment Fee or of any fee or any other amount payable hereunder or in connection with any of the Credit Transactions when and as the same shall become due and payable and the Borrower's failure to cure such default within two (2) Business Days of written notice from Agent;

         (c) any representation or warranty made or deemed made in or in connection with this Agreement or any other Credit Document furnished at any time to the Agent or any Lender by or on behalf of the Borrower or any Guarantor, or the borrowings hereunder, shall prove to have been incorrect in any material respect when made or deemed to be made;

         (d) (i) default shall be made in the due observance or performance of any covenant, condition or agreement to be observed or performed on the part of the Borrower or any of its Subsidiaries pursuant to Sections 5.06, 5.08, 5.11 or
5.13 or Articles II, VI or IX of this Agreement, or (ii) default shall be made in the due observance or performance of any covenant, condition or agreement to be observed or performed on the part of Borrower or any of its Subsidiaries pursuant to Sections 5.01, 5.02, 5.03 or 5.05 of this Agreement and such default shall continue unremedied for five (5) or more consecutive Business Days after the earlier of (x) the date notice thereof shall have been given to the Borrower by any Lender, or (y) the date on which such failure becomes known to any Responsible Officer of the Borrower; or (iii) default shall be made in the due observance or performance of any other covenant, condition or agreement to be observed or performed on the part of the Borrower or any of its Subsidiaries pursuant to this Agreement and not otherwise covered by this Article VII and such default shall continue unremedied for thirty (30) or more consecutive Business Days after the earlier of (x) the date notice thereof shall have been given to the Borrower or such Subsidiary by any Lender, or (y) the date on which such failure becomes known to any Responsible Officer of the Borrower or such Subsidiary; provided, however, the grace periods provided for in this paragraph

(d) shall be void and of no effect unless the Borrower shall, to the extent the Borrower has actual knowledge thereof, provide prompt notice to the Agent (in writing) of (A) the occurrence or expected occurrence of such Default, with a certification to the Agent of the Borrower's good faith expectation that such Default shall be cured by the Borrower before the end of the grace period; and
(B) the occurrence of the Borrower's cure of the Default before the end of the grace period. During the grace period, a Default shall be deemed to have occurred and be continuing until actually cured by the Borrower. If any such Default is not cured before the end of the grace period, the Agent shall have all of the rights described in this Article VII and each of the other Credit Documents without any restriction imposed by this paragraph (d) whatsoever;

         (e) the Borrower or any Subsidiary of the Borrower shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other federal, state or foreign bankruptcy, insolvency, liquidation or similar law, (ii) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for the Borrower or such Subsidiary or for a substantial part of its property or assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) admit in writing its inability or fail generally to pay its debts as they become due, or (vii) take corporate action for the purpose of effecting any of the foregoing;

         (f) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Borrower or a Significant Subsidiary of the Borrower under Title 11 of the United States Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official for the Borrower or a Significant Subsidiary of the Borrower or for a substantial part of the property of the Borrower or any Subsidiary of the Borrower or (iii) the winding-up or liquidation of the Borrower or a Significant Subsidiary of the Borrower; and such proceeding or petition shall continue undismissed for forty-five (45) days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for forty-five (45) days;

         (g) the unpaid amount of the Revolving Credit Loans exceeds the Borrowing Base then in effect on or for any three (3) days and/or occasions during any consecutive twelve (12) month period;

         (h) default shall be made with respect to any Indebtedness or under any Capitalized Lease Obligation of the Borrower or any Subsidiary of the Borrower in an amount exceeding one million dollars ($1,000,000) if the effect of any such default shall be to accelerate, or to permit the holder or obligee of any such Indebtedness or under such Capitalized Lease Obligations (or any trustee on behalf of such holder or obligee) at its option to accelerate the maturity of such Indebtedness or such Capitalized Lease Obligation; provided, however, an

Event of Default for purposes of this clause (h) shall not be deemed to exist due to the acceleration of the maturity of any obligation to a Lender or an affiliate (within the meaning of Regulation U) of a Lender solely by reason of a default in the performance of a term or condition in any agreement or instrument under or by which such obligation is created, evidenced or secured, which term or condition restricts the right of the Borrower or any other Person to sell, pledge or otherwise dispose of any margin stock (within the meaning of Regulation U) held by the Borrower or any such other Person.

         (i) (i) a Reportable Event (other than a Reportable Event with respect to which the thirty (30) day notice requirement under Section 4043 of ERISA has been waived) shall have occurred with respect to a Pension Plan, (ii) the Borrower, any ERISA Affiliate, or an administrator of any Plan files a notice of intent to terminate such a Plan in a "distress termination" under the provisions of Section 4041 of ERISA, (iii) the receipt of notice by the Borrower, any ERISA Affiliate, or an administrator of a Pension Plan that the PBGC has instituted proceedings to terminate (or appoint a trustee to administer) such a Pension Plan or Multiemployer Plan, (iv) any other event or condition exists which might, in the reasonable opinion of the Agent, constitutes grounds under the provisions of Section 4042 of ERISA for the termination of (or the appointment of a trustee to administer) any Pension Plan or Multiemployer Plan by the PBGC,
(v) a Pension Plan fails to maintain the minimum  funding  standard  required by
Section 412 of the Code for any plan year or a waiver of such standard is sought or granted under the provisions of Section 412(d) of the Code, (vi) the Borrower or any ERISA Affiliate has incurred, or is likely to incur, a liability under the provisions of Section 4062, 4063, 4064 or 4201 of ERISA, (vii) the Borrower or any ERISA Affiliate fails to pay the full amount of an installment required under Section 412(m) of the Code, and in each case in clauses (i) through (vii) of this paragraph (i), such event or condition, together with all other such events or conditions, if any, could subject the Borrower or any ERISA Affiliate to any taxes, penalties or other liabilities which could have a material adverse effect on the financial condition of the Borrower and any ERISA Affiliate taken as a whole;

         (j) the Borrower or any ERISA Affiliate (i) shall have been notified by the sponsor of a Multiemployer Plan that it has incurred any material withdrawal liability to such Multiemployer Plan, and (ii) does not have reasonable grounds for contesting such withdrawal liability and is not in fact contesting such withdrawal liability in a timely and appropriate manner;

         (k) any final judgment or judgments for the payment of money shall be rendered by a court or other tribunal against the Borrower or any Subsidiary of the Borrower (but only to the extent that the same (i) is not fully covered by insurance or (ii) if fully covered by insurance, the carrier of such insurance has denied liability under such insurance) which when taken together with all other such judgments which remain outstanding and unpaid exceed(s) one million dollars ($1,000,000) (excluding the amount of commercially reasonable deductibles under insurance) and (x) any such judgment or judgments shall remain undischarged or unstayed for more than thirty (30) days, whether consecutive or not, or (y) any judgment creditor shall legally commence actions to collect on or enforce such judgment;

         (l) this Agreement or any other Credit Document shall for any reason cease to be, or shall be asserted by the Borrower or any Guarantor not to be, a legal, valid and binding obligation of such Person, enforceable in accordance with its terms;

         (m) any Guarantor revokes, terminates or fails to perform any of the terms, conditions, covenants or provisions of any Guaranty Agreement, Security Document, endorsement or other agreement of such Person to the Lenders;

         (n) any Change in Control;

         (o) any event or change in circumstances occurs which would result in a Material Adverse Effect; or

         (p) an "event of default" shall have occurred and be continuing under any Credit Document;

then, and upon the occurrence of any such Event of Default (other than an event described in paragraph (e) or (f) above), and at any time thereafter during the continuance of such Event of Default, the Agent may, and upon the written request of the Required Lenders shall, by written notice (or facsimile notice promptly confirmed in writing) to the Borrower, take any or all of the following actions at the same or different times: (i) terminate forthwith all or any portion of the Total Commitment and the obligations of WFB to issue or cause to be issued Letters of Credit; (ii) demand that the Borrower provide to WFB, and the Borrower upon such demand agrees to provide, cash collateral in an amount equal to the Total Letter of Credit Exposure of the Borrower then existing, such cash collateral to be deposited in a cash collateral account to be held by Agent for the benefit of WFB; and (iii) declare the Notes and all reimbursement obligations in respect of drawings under Letters of Credit then outstanding to be forthwith due and payable, whereupon the principal of such Notes together with accrued interest and fees thereon, together with all reimbursement obligations in respect of drawings under Letters of Credit and all other liabilities of the Borrower accrued hereunder, shall become forthwith due and payable both as to principal and interest, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in the other Credit Documents to the contrary notwithstanding; provided, however, that with respect to an Event of Default described in paragraph (e) or (f) above, the Total Commitment and the obligations of WFB to issue Letters of Credit shall automatically terminate and the Notes, all reimbursement obligations in respect of drawings under Letters of Credit, any unpaid accrued fees and any other liabilities of the Borrower accrued hereunder shall automatically become due and payable, both as to principal and interest, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in the other Credit Documents to the contrary notwithstanding. The remedies provided in the Credit Documents are cumulative and not exclusive of any remedies provided by law.

ARTICLE VIII.  AGENT

         In order to expedite the transactions contemplated by this Agreement, WFB is hereby appointed to act as Agent on behalf of the Lenders. Each of the Lenders and each subsequent holder of any Note by its acceptance thereof, irrevocably authorizes the Agent to take such action on its behalf and to exercise such powers hereunder as are specifically delegated to or required of the Agent by the terms hereof and the terms thereof together with such powers as are reasonably incidental thereto. WFB hereby accepts its appointment to act as Agent on behalf of the Lenders and the authorizations set forth herein. Neither the Agent nor any of its directors, officers, employees or agents shall be liable as such for any action taken or omitted to be taken by it or them hereunder or in connection herewith or therewith (a) at the request or with the approval of the Required Lenders (or, if otherwise specifically required hereunder or thereunder, the consent of all the Lenders) or (b) in the absence of its or their own gross negligence (but not ordinary negligence) or willful misconduct.

         The Agent is hereby expressly authorized on behalf of the Lenders, without hereby limiting any implied authority, (a) to receive on behalf of each of the Lenders any payment of principal of or interest on the Notes and any payment of amounts payable to WFB in connection with any Letter of Credit paid to the Agent, and all other amounts accrued hereunder paid to the Agent, and promptly to distribute to each Lender its proper share of all payments so received, (b) to distribute to each Lender copies of all notices, agreements and other material as provided for in this Agreement as received by such Agent and
(c) to take all actions with respect to this Agreement and the Credit Transactions as are specifically delegated to the Agent.

         In the event that (a) the Borrower fails to pay when due the principal of or interest on any Note or any fee payable hereunder or any amount payable under or in connection with any Letter of Credit or (b) the Agent receives written notice of the occurrence of a Default or an Event of Default, the Agent within a reasonable time shall give written notice thereof to the Lenders, and shall take such action with respect to such Event of Default or other condition or event as it shall be directed to take by the Required Lenders; provided, however, that, unless and until the Agent shall have received such directions, the Agent may take such action or refrain from taking such action hereunder with respect to a Default or Event of Default as it shall deem advisable in the best interests of the Lenders, except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Required Lenders or all of the Lenders.

         The Agent shall not be responsible in any manner to any of the Lenders for the effectiveness, enforceability, perfection, priority, value, genuineness, validity or due execution of this Agreement or the other Credit Documents with respect thereto or any other agreements or certificates, requests, financial statements, notices or opinions of counsel or for any recitals, statements, warranties or representations contained herein or in any such instrument or be under any obligation to ascertain or inquire as to the performance or observance of any of the terms, provisions, covenants, conditions, agreements or obligations of this Agreement or any of the other Credit Documents or any other agreements on the part of the Borrower and, without limiting the generality of the foregoing, the Agent shall, in the absence of knowledge to the contrary, be entitled to accept any certificate furnished pursuant to this Agreement as conclusive evidence of the facts stated therein and shall be entitled to rely on any note, notice, consent, certificate, affidavit, letter, telegram, teletype message, statement, order or other document which it believes in good faith to be genuine and correct and to have been signed or sent by the proper Person or Persons. It is understood and agreed that the Agent may exercise its rights and powers under other agreements and instruments to which it is or may be a party, and engage in other transactions with the Borrower, as though it were not Agent of the Lenders hereunder.

         The Agent shall promptly give notice to the Lenders of the receipt or sending of any notice, schedule, report, projection, financial statement or other document or information pursuant to this Agreement and shall promptly forward a copy thereof to each Lender.

         Neither the Agent nor any of its directors, officers, employees or agents shall have any responsibility to the Borrower on account of the failure or delay in performance or breach by any Lender other than the Agent of any of its obligations hereunder or to any Lender on account of the failure of or delay in performance or breach by any other Lender or the Borrower of any of their respective obligations hereunder or in connection herewith.

         The Agent may consult with legal counsel selected by it in connection with matters arising under this Agreement or any other Credit Document and any action taken or suffered in good faith by it in accordance with the opinion of such counsel shall be full justification and protection to it. The Agent may exercise any of its powers and rights and perform any duty under this Agreement or any other Credit Documents through agents or attorneys.

         The Agent and the Borrower may deem and treat the payee of any Note as the holder thereof until written notice of transfer shall have been delivered as provided herein by such payee to the Agent and the Borrower.

         With respect to the Loans, the Notes and the Letters of Credit issued to or by it, the Agent in its individual capacity and not as an Agent shall have the same rights, powers and duties hereunder and under any other agreement executed in connection herewith as any other Lender and may exercise the same as though it were not the Agent, and the Agent and its affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or other affiliate thereof as if it were not the Agent.

         EACH LENDER AGREES (A) TO REIMBURSE THE AGENT IN THE AMOUNT OF SUCH LENDER'S PRO RATA SHARE (BASED ON ITS TOTAL COMMITMENT HEREUNDER) OF ANY EXPENSES INCURRED FOR THE BENEFIT OF THE LENDERS BY THE AGENT, INCLUDING COUNSEL FEES AND COMPENSATION OF AGENTS AND EMPLOYEES PAID FOR SERVICES RENDERED ON BEHALF OF THE LENDERS, NOT REIMBURSED BY THE BORROWER AND (B) TO INDEMNIFY AND HOLD HARMLESS THE AGENT AND ANY OF ITS DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS, ON DEMAND, IN THE AMOUNT OF ITS PRO RATA SHARE, FROM AND AGAINST ALL LIABILITIES, ACTIONS, AGREEMENTS, JUDGMENTS, SUITS, COSTS, DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST IT IN ITS CAPACITY AS THE AGENT OR ANY OF THEM IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR ANY ACTION TAKEN OR OMITTED BY IT OR ANY OF THEM UNDER THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, TO THE EXTENT NOT REIMBURSED BY THE BORROWER; PROVIDED, HOWEVER, THAT NO LENDER SHALL BE LIABLE TO THE AGENT FOR ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENT, SUITS, COSTS, EXPENSES OR DISBURSEMENTS RESULTING FROM THE GROSS NEGLIGENCE (BUT NOT ORDINARY NEGLIGENCE) OR WILLFUL MISCONDUCT OF THE AGENT OR ANY OF ITS DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS.

         Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder.

         Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving the Lenders and the Borrower at least thirty (30) days prior notice of such resignation and specifying the day on which such resignation will become effective, and the Agent may be removed at any time by the Required Lenders if it has breached its obligations under the Credit Documents. Upon the giving of such notice of resignation by the Agent or upon the removal of the Agent by the Required Lenders, the Required Lenders shall have the right to appoint a successor Agent; provided, that so long as no Default or Event of Default then exists the appointment of such successor Agent shall be subject to the approval of the Borrower, which approval shall not be withheld or delayed unreasonably. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent gives notice of its resignation or the removal of the Agent, then the retiring or removed Agent may, on behalf of the Required Lenders, appoint a successor Agent which shall be a Lender which is a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor bank, such successor shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent and the retiring or removed Agent shall be discharged from its duties and obligations hereunder. After any Agent's resignation or removal hereunder, the provisions of this Article shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

         The Lenders hereby acknowledge that the Agent shall be under no duty to take any discretionary action permitted to be taken by the Agent pursuant to the provisions of this Agreement or any other Credit Document unless it shall be requested in writing to do so by the Required Lenders.

ARTICLE IX.  MISCELLANEOUS

         SECTION 9.01. Notices. Except as otherwise expressly provided, notices, consents and other communications provided for herein shall be in writing and shall be delivered or mailed (or in the case of facsimile communication, delivered by graphic scanning, telecopier or other telecommunications equipment, with receipt confirmed) addressed to (or such other address as shall be designated by such party in a written notice to the other parties):

                  if to the Borrower:     ACE Cash Express, Inc.
                                          1231 Greenway Drive, Suite 800
                                          Irving, Texas 75038
                                          Attn.:   Mr. Jay B. Shipowitz
                                          Telephone:        (972) 550-5030
                                          Facsimile:        (972) 582-1430

                  with a copy to:         Gardere & Wynne, L.L.P.
                                          3000 Thanksgiving Tower
                                          Dallas, Texas 75201
                                          Attn.:   Richard A. Tulli, Esq.
                                          Telephone:        (214) 999-4676
                                          Facsimile:        (214) 999-3676

                  if to the Agent:  Wells Fargo Bank Texas, National Association
                                          4975 Preston Park Boulevard, Suite 280
                                          Plano, Texas 75093
                                          Attn.:   Mr. Jeffery S.A. Cook
                                          Telephone:        (972) 599-5333
                                          Facsimile:        (972) 867-5674
                  with a copy to:         Patton Boggs LLP
                                          2001 Ross Avenue, Suite 3000
                                          Dallas, Texas 75201
                                          Attn.:   Robert Jeffery Cole, Esq.
                                          Telephone:        (214) 758-1500
                                          Facsimile:        (214) 758-1550

                  if to any Lender:       At the address set forth below its
                                          name in Schedule 2.02(a) hereto.

         All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if hand delivered or three (3) Business Days after being sent by registered or certified mail, postage prepaid, return receipt requested, if by mail, or upon receipt if by any facsimile or other telecommunications equipment, in each case addressed to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party.

         SECTION 9.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrower or any of its Subsidiaries herein or in the other Credit Documents shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Loans and the execution and delivery to the Lenders of the Notes and shall continue in full force and effect as long as the principal of or any accrued interest on the Notes or any other fee or amount payable under or in connection with the Notes, this Agreement, any Letter of Credit or any other Credit Document is outstanding and unpaid and so long as the Total Commitment has not been terminated.

         SECTION 9.03.  Successors and Assigns; Participations.

         (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrower, its Subsidiaries, the Agent or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Without limiting the generality of the foregoing, the Borrower specifically confirms that any Lender may at any time and from time to time pledge or otherwise grant a security interest in any Loan or any Note (or any part thereof) to any entity as collateral security in accordance with applicable law, including without limitation, to any Federal Reserve Bank (and its transferees). The Borrower may not assign or transfer any of its rights or obligations hereunder without the written consent of all the Lenders.

         (b) Each Lender, without the consent of the Borrower, may sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement and the other Credit Documents (including, without limitation, all or a portion of its Revolving Credit Commitment or Reducing Revolver Commitment, the Loans owing to it and the Notes held by it); provided, that, (i) such Lender's obligations under this Agreement and the other Credit Documents (including, without limitation, its Revolving Credit Commitment and Reducing Revolver Commitment to the Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement; and provided, further, that each Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower and the Guarantors relating to the Loans and the Credit Documents, including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement or the other Credit Documents, other than amendments, modifications or waivers with respect to (A) any reduction in the principal amount, interest rate or fees payable hereunder, (B) any extension of the Final Maturity Date, an Interest Payment Date or the date on which any payment of principal is due, and (C) any release of any Guarantor from its Guarantee or of all or substantially all of the Collateral (other than in accordance with the terms of this Agreement or the other Credit Documents).

         (c) With the prior written  consent of (i) the Borrower  (which consent
(x) shall not be withheld or delayed unreasonably and (y) shall not be required if any Default or Event of Default has occurred and is continuing) and (ii) the Agent (which consent shall not be withheld or delayed unreasonably), each Lender may assign by novation, to any one or more banks or other entities, all or a portion of its interests, rights and obligations under this Agreement and the other Credit Documents (including, without limitation, all or a portion of its Revolving Credit Commitment or Reducing Revolver Commitment and the same portion of the Loans, the participations in outstanding Letters of Credit at the time held by it and the Note or Notes held by it), provided, that (A) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender's rights and obligations under this Agreement, which shall include the same percentage interest in the Loans, Letters of Credit and Notes,
(B) the amount of the Revolving Credit Commitment or Reducing Revolver Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent) shall be in a minimum principal amount equal to five million dollars ($5,000,000) in the aggregate for the Revolving Credit Commitment and Reducing Revolver Commitment of such Lender; provided, however, notwithstanding such minimum, such Lender may in any event assign all of the Revolving Credit Commitment and Reducing Revolver Commitment of such Lender, and (C) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Notes subject to such assignment and a processing and recordation fee of three thousand five hundred dollars ($3,500) paid by assignee or assignor. Upon such execution, delivery, acceptance and recording and after receipt of the written consent of the Agent, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (x) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender under the Credit Documents and (y) the Lender which is assignor thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

         (d) By executing and delivering an Assignment and Acceptance, the Lender which is assignor thereunder and the assignee thereunder confirm to, and agree with, each other and the other parties hereto as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereunder free and clear of any adverse claim, such Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, the other Credit Documents or the execution, legality, validity, enforceability, perfection, priority, genuineness, sufficiency or value of this Agreement or the other Credit Documents; (ii) such Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of the Guarantors or the performance or observance by the Borrower or any of the Guarantors of any of their respective obligations under this Agreement or the other Credit Documents;
(iii) such assignee confirms that it has received a copy of this Agreement and the other Credit Documents, together with copies of financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;
(iv) such assignee will, independently and without reliance upon the Agent, such Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement or the other Credit Documents;
(v) such assignee appoints and authorizes the Agent to take such action as the Agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

         (e) The Agent shall maintain at its address referred to in Section 9.01 hereof a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitment or Reducing Revolver Commitment, as the case may be, and principal amount of the Loans held by each Lender from time to time (the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (f) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee and consented to by the Borrower together with any Note or Notes subject to such assignment and the written consent to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is precisely in the form of Exhibit F hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Lenders and the Borrower. Within three (3) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent in exchange for each surrendered Note or Notes a new Note or Notes to the order of such assignee in an amount equal to its portion of the Reducing Revolver Commitment and/or Revolving Credit Commitment, as the case may be, assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained any Reducing Revolver Commitment or Revolving Credit Commitment hereunder, a new Note or Notes to the order of the assigning Lender in an amount equal to the Reducing Revolver Commitment and/or Revolving Credit Commitment, as the case may be, retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A and Exhibit B hereto, as the case may be. Notes surrendered to the Borrower shall be canceled by the Borrower.

         (g) Notwithstanding any other provision herein, any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.03, disclose to the assignee or participant or proposed assignee or participant, any information, including, without limitation, any Information, relating to the Borrower furnished to such Lender by or on behalf of the Borrower in connection with this Agreement; provided, however, that prior to any such disclosure, each such assignee or participant or proposed assignee or participant shall agree in writing to preserve the confidentiality of any confidential Information relating to the Borrower received from such Lender in accordance with the terms and conditions set forth in Section 9.14 hereof.

         SECTION 9.04.  Expenses; Indemnity.

         (a) The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Agent in connection with the preparation of this Agreement, the Notes and the other Credit Documents, or with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby contemplated shall be consummated) or incurred by the Agent or any of the

Lenders in connection with the enforcement or protection of its rights in connection with this Agreement, the other Credit Documents or with the Loans made or the Notes or Letters of Credit issued hereunder, or in connection with any pending or threatened action, proceeding, or investigation relating to the foregoing, including but not limited to the fees and disbursements of counsel for the Agent and ongoing field examination expenses and charges (subject to the limitations set forth in this Agreement) and, in connection with such enforcement or protection, the fees and disbursements of counsel for the Lenders. The Borrower further agrees that it shall indemnify the Lenders from and hold them harmless against any documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement or the Credit Documents.

         (b) THE BORROWER AGREES, TO THE FULLEST EXTENT PERMITTED BY LAW, TO INDEMNIFY THE AGENT AND EACH LENDER AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS (COLLECTIVELY, THE "INDEMNITEES") AGAINST, AND TO HOLD THE INDEMNITEES HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING REASONABLE COUNSEL FEES AND EXPENSES, INCURRED BY OR ASSERTED AGAINST ANY SUCH INDEMNITEE ARISING OUT OF, IN ANY WAY CONNECTED WITH, OR AS A RESULT OF (i) THE USE OF ANY OF THE PROCEEDS OF THE LOANS, (ii) THIS AGREEMENT, THE NOTES, THE LETTERS OF CREDIT OR THE OTHER CREDIT DOCUMENTS, INCLUDING SUCH LOSSES, CLAIMS, DAMAGES LIABILITIES AND EXPENSES CAUSED BY THE NEGLIGENCE OF ANY INDEMNITEE, BUT EXCLUDING ANY THAT RESULT FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY SUCH INDEMNITEE, AS THE CASE MAY BE,
(iii) THE PERFORMANCE BY THE PARTIES HERETO AND THERETO OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER AND THEREUNDER (INCLUDING BUT NOT LIMITED TO THE MAKING OF THE TOTAL COMMITMENT) AND CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, INCLUDING ANY THAT RESULT FROM THE NEGLIGENCE OF ANY INDEMNITEE, BUT EXCLUDING ANY THAT RESULT FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY SUCH INDEMNITEE, (iv) BREACH OF ANY REPRESENTATION OR WARRANTY BY THE BORROWER OR ANY OF ITS SUBSIDIARIES, OR (v) ANY CLAIM, LITIGATION, INVESTIGATION OR PROCEEDINGS RELATING TO ANY OF THE FOREGOING, WHETHER OR NOT THE AGENT, ANY LENDER OR ANY SUCH PERSON IS A PARTY THERETO. SUCH INDEMNITY SHALL, AS TO ANY SUCH INDEMNITEE, APPLY TO ANY SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES TO THE EXTENT THAT THEY RESULT FROM THE NEGLIGENCE OF SUCH INDEMNITEE, BUT NOT TO THE EXTENT THAT THEY RESULT FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE.

         (c) THE BORROWER AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE INDEMNITEES FROM AND AGAINST ANY LOSS, COST, DAMAGE, LIABILITY, LIEN, DEFICIENCY, FINE, PENALTY OR EXPENSE (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND EXPENSES FOR INVESTIGATION, REMOVAL, CLEANUP AND REMEDIAL COSTS AND MODIFICATION COSTS INCURRED TO PERMIT, CONTINUE OR RESUME NORMAL OPERATIONS OF ANY PROPERTY OR ASSETS OR BUSINESS OF THE BORROWER OR ANY SUBSIDIARY THEREOF) ARISING FROM A VIOLATION OF, OR FAILURE TO COMPLY WITH ANY ENVIRONMENTAL LEGISLATION AND TO REMOVE ANY LIEN ARISING THEREFROM, INCLUDING ANY THAT RESULT FROM THE NEGLIGENCE OF ANY INDEMNITEE, BUT EXCLUDING ANY LOSS, COST, DAMAGE, LIABILITY, LIEN, DEFICIENCY, FINE, PENALTY OR EXPENSE TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY INDEMNITEE, WHICH ANY OF THE INDEMNITEES MAY INCUR OR WHICH MAY BE CLAIMED OR RECORDED AGAINST ANY OF THE INDEMNITEES BY ANY PERSON.

         (d) The provisions of this Section 9.04 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Credit Document, or any investigation made by or on behalf of the Agent or any Lender. All amounts due under this
Section 9.04 shall be payable on written demand therefor.

         SECTION 9.05. Right of Setoff. If an Event of Default shall have occurred and be continuing, upon the request of the Required Lenders each Lender shall and is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower to the extent of amounts owed to such Lender by the Borrower. Upon such set off, each Lender shall remit such amounts to the Collateral Trustee for distribution pursuant to the terms of the Collateral Trust. Each Lender agrees to notify the Agent and the Borrower at the time of such setoff and transfer to the Collateral Trustee.

         SECTION 9.06.  Payments on Business Days.

         (a) Should the principal of or interest on the Notes or any fee or other amount payable hereunder become due and payable on a day other than a Business Day, payment in respect thereof may be made on the next succeeding Business Day (except as otherwise specified in the definition of "Interest Period"), and such extension of time shall in such case be included in computing interest, if any, in connection with such payment.

         (b) All payments by the Borrower hereunder and all Loans made by the Lenders hereunder shall be made in lawful money of the United States of America in immediately available funds at the office of the Agent set forth in Section
9.01 hereof.

         SECTION 9.07.  Waivers; Amendments.


         (a) No failure or delay of any Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Lenders hereunder are cumulative and not exclusive of any rights or remedies which they may otherwise have. No waiver of any provision of this Agreement or the Notes nor consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be authorized as provided in paragraph
(b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall entitle it to any other or further notice or demand in similar or other circumstances. Each holder of any of the Notes shall be bound by any amendment, modification, waiver or consent authorized as provided herein, whether or not such Note shall have been marked to indicate such amendment, modification, waiver or consent.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders, and then such waiver or modification shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such agreement shall, unless in writing and signed by all the Lenders, do any of the following:

(i) increase the Commitments of the Lenders or subject the Lenders to any additional obligations, (ii) reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (iii) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (iv) take action which requires the signing of all the Lenders pursuant to the terms of this Agreement, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Lenders which shall be required for the Lenders or any of them to take any action under this Agreement or any other Credit Document, (vi) release any Guarantor or otherwise change any obligation of any Guarantor to pay any amount payable by such Guarantor hereunder or under the other Credit Documents,
(vii) release all or substantially all of the Collateral (other than in accordance with the terms of this Agreement or the other Credit Documents),
(viii) amend this Section 9.07(b), or (ix) amend the definition of Borrowing Base; provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Agent under any Credit Document. Each Lender and holder of any Note shall be bound by any modification or amendment authorized by this Section 9.07 regardless of whether its Notes shall be marked to make reference thereto, and any consent by any Lender or holder of a Note pursuant to this Section 9.07 shall bind any Person subsequently acquiring a Note from it, whether or not such Note shall be so marked.

         SECTION 9.08.  Interest.

         (a) It is the intention of the parties hereto that the Agent and each Lender shall conform strictly to usury laws applicable to it, if any. Accordingly, if the transactions with the Agent or any Lender contemplated hereby would be usurious under applicable law, then, in that event, notwithstanding anything to the contrary in this Agreement, the Notes, or any other Credit Document, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received by the Agent or such Lender, as the case may be, under this Agreement, the Notes, or under any other Credit Document shall under no circumstances exceed the maximum amount allowed by such applicable law and any excess shall be canceled automatically and, if theretofore paid, shall at the option of the Agent or such Lender be credited by the Agent or such Lender on the principal amount of the obligations owed to the Agent or such Lender by the Borrower or refunded by the Agent or such Lender to the Borrower, and (ii) in the event that the maturity of any Note or other Obligation payable to the Agent or such Lender is accelerated or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Agent or such Lender may never include more than the maximum amount allowed by such applicable law and excess interest, if any, to the Agent or such Lender provided for in this Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall, at the option of the Agent or such Lender be credited by the Agent or such Lender on the principal amount of the obligations owed to the Agent or such Lender by the Borrower or refunded by the Agent or such Lender to the Borrower. It is further agreed that without limitation of the foregoing, that all calculations of the rate of interest contracted for, charged or received by any Lender under the Notes held by it, or under this Agreement, shall be made, to the extent permitted by usury laws applicable to such Lender (now or hereafter enacted) by amortizing, prorating and spreading in equal parts during the period of the full stated term of said Notes all interest at any time contracted for, taken, charged, reserved or received by such Lender in connection therewith.

         (b) In the event that at any time the interest rate applicable to any Loan made by any Lender would exceed the maximum non-usurious rate allowed by applicable law, the rate of interest to accrue on the Loans by such Lender shall be limited to the maximum non-usurious rate allowed by applicable law, but shall accrue, to the extent permitted by law, on the principal amount of the Loans made by such Lender from time to time outstanding, if any, at the maximum nonusurious rate allowed by applicable law until the total amount of interest accrued on the Loans made by such Lender equals the amount of interest which would have accrued if the interest rates applicable to the Loans pursuant to
Article II had at all times been in effect. In the event that upon the final payment of the Loans made by any Lender and termination of the Commitment of such Lender, the total amount of interest paid to such Lender hereunder and under the Notes is less than the total amount of interest which would have accrued if the interest rates applicable to such Loans pursuant to Article II had at all times been in effect, then the Borrower agrees to pay to such Lender, to the extent permitted by law, an amount equal to the excess of (i) the lesser of (x) the amount of interest which would have accrued on such Loans if the maximum nonusurious rate allowed by applicable law had at all times been in effect or (y) the amount of interest rates applicable to such Loans pursuant to
Article II had at all times been in effect over (ii) the amount of interest otherwise accrued on such Loans in accordance with this Agreement.

         SECTION 9.09. Severability. In the event any one or more of' the provisions contained in this Agreement or in any other Credit Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 9.10. APPLICABLE LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT, THE NOTES AND THE OTHER CREDIT DOCUMENTS AND ANY DISPUTE ARISING OUT OF THE RELATIONSHIP OF THE PARTIES HERETO, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF).

         SECTION 9.11.  Arbitration.

         (a) Arbitration. Upon the demand of any party, any Dispute shall be resolved by binding arbitration (except as set forth in (e) below) in accordance with the terms of this Agreement. A "Dispute" shall mean any action, dispute, claim or controversy of any kind, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, any of the Credit Documents, or any past, present or future extensions of credit and other activities, transactions or obligations of any kind related directly or indirectly to any of the Credit Documents, including without limitation, any of the foregoing arising in connection with the exercise of any self-help, ancillary or other remedies pursuant to any of the Credit Documents. Any party may by summary proceedings bring an action in court to compel arbitration of a Dispute. Any party who fails or refuses to submit to arbitration following a lawful demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any Dispute.

         (b) Governing Rules. Arbitration proceedings shall be administered by the American Arbitration Association ("AAA") or such other administrator as the parties shall mutually agree upon in accordance with the AAA Commercial Arbitration Rules. All Disputes submitted to arbitration shall be resolved in accordance with the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the Credit Documents. The arbitration shall be conducted at a location in Dallas County, Texas selected by the AAA or other administrator. If there is any inconsistency between the terms hereof and any such rules, the terms and procedures set forth herein shall control. All statutes of limitation applicable to any Dispute shall apply to any arbitration proceeding. All discovery activities shall be expressly limited to matters directly relevant to the Dispute being arbitrated. Judgment upon any award rendered in an arbitration may be entered in any court having jurisdiction; provided however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. ss.91 or any similar applicable state law.

         (c) No Waiver; Provisional Remedies, Self-Help and Foreclosure. No provision hereof shall limit the right of any party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies, including without limitation injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver, from a court of competent jurisdiction before, after or during the pendency of any arbitration or other proceeding. The exercise of any such remedy shall not waive the right of any party to compel arbitration hereunder.

         (d) Arbitrator Qualifications and Powers; Awards. Arbitrators must be active members of the Texas State Bar with expertise in the substantive laws applicable to the subject matter of the Dispute. Arbitrators are empowered to resolve Disputes by summary rulings in response to motions filed prior to the final arbitration hearing. Arbitrators (i) shall resolve all Disputes in accordance with the substantive law of the state of Texas, (ii) may grant any remedy or relief that a court of the state of Texas could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award, and (iii) shall have the power to award recovery of all costs and fees, to impose sanctions and to take such other actions as they deem necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the Texas Rules of Civil Procedure or other applicable law. Any Dispute in which the amount in controversy is $5,000,000 or less shall be decided by a single arbitrator who shall not render an award of greater than $5,000,000 (including damages, costs, fees and expenses). By submission to a single arbitrator, each party expressly waives any right or claim to recover more than $5,000,000. Any Dispute in which the amount in controversy exceeds $5,000,000 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations.

         (e) Judicial Review. Notwithstanding anything herein to the contrary, in any arbitration in which the amount in controversy exceeds $25,000,000, the arbitrators shall be required to make specific, written findings of fact and conclusions of law. In such arbitrations (i) the arbitrators shall not have the power to make any award which is not supported by substantial evidence or which is based on legal error, (ii) an award shall not be binding upon the parties unless the findings of fact are supported by substantial evidence and the conclusions of law are not erroneous under the substantive law of the state of Texas, and (iii) the parties shall have in addition to the grounds referred to in the Federal Arbitration Act for vacating, modifying or correcting an award the right to judicial review of (A) whether the findings of fact rendered by the arbitrators are supported by substantial evidence, and (B) whether the conclusions of law are erroneous under the substantive law of the state of Texas. Judgment confirming an award in such a proceeding may be entered only if a court determines the award is supported by substantial evidence and not based on legal error under the substantive law of the state of Texas.

         (f) Miscellaneous. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the Dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business, by applicable law or regulation, or to the extent necessary to exercise any judicial review rights set forth herein. If more than one agreement for arbitration by or between the parties potentially applies to a Dispute, the arbitration provision most directly related to the Credit Documents or the subject matter of the Dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the Credit Documents or any relationship between the parties.

         SECTION 9.12.  Waiver of Jury Trial, Etc.

         (a) EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         (b) THE AGENT AND THE LENDERS SHALL NOT HAVE ANY LIABILITY TO THE BORROWER OR ANY GUARANTOR (WHETHER IN TORT, CONTRACT, EQUITY OR OTHERWISE) FOR LOSSES SUFFERED BY THE BORROWER OR ANY GUARANTOR IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THE CREDIT TRANSACTIONS OR RELATIONSHIPS
CONTEMPLATED  BY THIS  AGREEMENT,  OR ANY ACT,  OMISSION OR EVENT  OCCURRING  IN

CONNECTION HEREWITH, UNLESS IT IS DETERMINED BY ARBITRATION REQUIRED HEREBY OR A FINAL AND NONAPPEALABLE JUDGMENT OR COURT ORDER BINDING ON SUCH PARTY, THAT THE LOSSES WERE THE RESULT OF ACTS OR OMISSIONS CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

         (c) EACH PARTY HERETO (I) CERTIFIES THAT NEITHER ANY REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (II) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, AND, IN THE CASE OF THE BORROWER, THE NOTES, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

         SECTION 9.13. Waiver of Notices. THE BORROWER HEREBY EXPRESSLY WAIVES DEMAND, PRESENTMENT, NOTICE OF INTENT TO ACCELERATE, NOTICE OF ACCELERATION, PROTEST AND NOTICE OF PROTEST AND NOTICE OF DISHONOR WITH RESPECT TO ANY AND ALL INSTRUMENTS AND COMMERCIAL PAPER, INCLUDED IN OR EVIDENCING ANY OF THE OBLIGATIONS OR THE COLLATERAL, AND ANY AND ALL OTHER DEMANDS AND NOTICES OF ANY KIND OR NATURE WHATSOEVER WITH RESPECT TO THE OBLIGATIONS, THE COLLATERAL AND THIS AGREEMENT, EXCEPT SUCH AS ARE EXPRESSLY PROVIDED FOR HEREIN. NO NOTICE TO OR DEMAND ON THE BORROWER WHICH THE AGENT OR ANY LENDER MAY ELECT TO GIVE SHALL ENTITLE THE BORROWER TO ANY OTHER OR FURTHER NOTICE OR DEMAND IN THE SAME, SIMILAR OR OTHER CIRCUMSTANCES.

         SECTION 9.14. Confidentiality. The Agent and the Lenders agree to keep confidential (and to cause their respective officers, directors, employees, affiliates, agents, representatives, accountants, attorneys and advisors to keep confidential) all information, materials and documents furnished by the Borrower to the Agent or any Lender (the "Information") and utilize such information only in connection with matters related to Borrower. Notwithstanding the foregoing, the Agent and each Lender shall be permitted to disclose Information (a) to such of its officers, directors, employees, affiliates, agents, representatives, accountants, attorneys and advisors as need to know such Information in connection with its participation in any of the Credit Transactions or the administration of this Agreement; (b) to the extent required by applicable laws and regulations or by any subpoena or similar legal process, or requested by any governmental agency or authority; (c) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Agreement, (ii) becomes available to the Agent or such Lender on a non-confidential basis prior to its disclosure to the Agent or such Lender by the Borrower or any of its Subsidiaries; (d) to the extent the Borrower or any of its Subsidiaries shall have consented to such disclosure in writing; (e) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section 9.14); or (f) pursuant to Section 9.03(g) hereof.

         SECTION 9.15.  SUBMISSION TO JURISDICTION.


         (a) SUBJECT TO THE REQUIREMENT FOR ARBITRATION PURSUANT TO SECTION 9.11 HEREOF, ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY LETTER OF CREDIT MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS SITUATED IN DALLAS COUNTY OR OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS.

         (b) THE BORROWER HEREBY IRREVOCABLY WAIVES, IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

         (c) THE BORROWER HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT, AT ITS ADDRESS SET FORTH IN SECTION 9.01 HEREOF.

         (d) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION.

         SECTION 9.16. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall be delivered to the Agent.

         SECTION 9.17. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

         SECTION 9.18. Nonapplicability Of Chapter 346 et seq. The Borrower, the Agent and the Lenders hereby agree that the provisions of Chapter 346 of the Texas Finance Code, which replaced Tex. Rev. Civ. Stat. Ann. art. 5069-15.01 et seq. (Vernon 1987)(regulating certain revolving credit loans and revolving tri-party accounts), shall not apply to this Agreement or any of the other Credit Documents.

         SECTION 9.19. Waiver Of Consumer Rights. THE BORROWER HEREBY WAIVES ITS RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SECTION
17.41 ET. SEQ. BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF ITS OWN
SELECTION, THE BORROWER VOLUNTARILY CONSENTS TO THIS WAIVER. THE BORROWER EXPRESSLY WARRANTS AND REPRESENTS THAT IT (a) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION RELATIVE TO THE AGENT AND THE LENDERS, AND (b) HAS BEEN REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

         SECTION 9.20. Entire Agreement. PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED IN THE LOAN AGREEMENT EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE LOAN AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR THAT PARTY'S AUTHORIZED REPRESENTATIVE.

         THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO THE PRECEDING PARAGRAPH SHALL BE DETERMINED SOLELY FROM THE WRITTEN LOAN AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES RELATED TO SUCH LOAN AGREEMENT ARE SUPERSEDED BY AND MERGED INTO THE LOAN AGREEMENT. THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                      Amended and Restated Credit Agreement

                                 Signature Page


         IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                           BORROWER:

                           ACE CASH EXPRESS, INC.


                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------

                           AGENT:

                           WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION,
                           (f/k/a WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION


                           By:
                              --------------------------------------------------
                           Richard A. Ziegner
                           Assistant Vice President

                           SYNDICATION AGENT:

                           BANK OF AMERICA, N.A.


                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------

                                                     MANAGING AGENTS:

                            THE CHASE MANHATTAN BANK

                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------


                            FIRST UNION NATIONAL BANK

                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------

                           LENDERS:

                           WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION


                           By:
                              --------------------------------------------------
                              Richard A. Ziegner
                              Assistant Vice President

                           BANK OF AMERICA, N.A.


                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------


                          THE CHASE MANHATTAN BANK

                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------


                          FIRST UNION NATIONAL BANK

                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------


                           NATIONAL CITY BANK


                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------

                             HIBERNIA NATIONAL BANK


                             By:
                                ------------------------------------------------
                             Name:
                                  ----------------------------------------------
                             Title:
                                   ---------------------------------------------


                             TEXAS CAPITAL BANK, NATIONAL ASSOCIATION


                             By:
                                ------------------------------------------------
                             Name:
                                  ----------------------------------------------
                             Title:
                                   ---------------------------------------------

                      AMENDED AND RESTATED CREDIT AGREEMENT

                         Dated as of November ___, 2000

                                  By and Among

                             ACE CASH EXPRESS, INC.,

                                   as Borrower

                  WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION,

                            as Agent and as a Lender,

                      BANK OF AMERICA, NATIONAL ASSOCIATION

                      as Syndication Agent and as a Lender

                                       and

                         The Other Lenders Party Hereto


                                TABLE OF CONTENTS
                                                                                                                 Page

ARTICLE I.  DEFINITIONS...........................................................................................2

    SECTION 1.01.  Certain Defined Terms..........................................................................2

    SECTION 1.02.  Accounting Terms..............................................................................20

    SECTION 1.03.  Miscellaneous.................................................................................20

ARTICLE II.  THE LOANS...........................................................................................21

    SECTION 2.01.  Reducing Revolver Commitments and Revolving Credit Commitments; Reallocation of Commitments...21

SECTION 2.02.  Loans.............................................................................................22

    SECTION 2.03.  Notice of Loans...............................................................................24

    SECTION 2.04.  Notes; Repayment of Loans.....................................................................25

    SECTION 2.05.  Interest on Loans.............................................................................26

    SECTION 2.06.  Fees..........................................................................................26

    SECTION 2.07.  Termination, Reduction of the Total Revolving Credit Commitment and Reduction of the
    Total Reducing Revolver Commitment...........................................................................27

    SECTION 2.08.  Interest on Overdue Amounts; Alternate Rate of Interest.......................................27

    SECTION 2.09.  Prepayment of Loans...........................................................................28

    SECTION 2.10.  Reserve Requirements; Change in Circumstances.................................................30

    SECTION 2.11.  Change in Legality............................................................................32

    SECTION 2.12.  Indemnity.....................................................................................33

    SECTION 2.13.  Pro Rata Treatment............................................................................34

    SECTION 2.14.  Sharing of Setoffs............................................................................35

    SECTION 2.15.  Taxes.........................................................................................35

    SECTION 2.16.  Payments and Computations.....................................................................37

    SECTION 2.17.  Swingline Loans...............................................................................38

    SECTION 2.18.  Issuance of Letters of Credit.................................................................38

    SECTION 2.19.  Payment of Letters of Credit; Reimbursement...................................................39

    SECTION 2.20.  Letter of Credit Fees.........................................................................40

ARTICLE III.  REPRESENTATIONS AND WARRANTIES.....................................................................40

    SECTION 3.01.  Organization; Legal Existence.................................................................40

    SECTION 3.02.  Authorization.................................................................................41

    SECTION 3.03.  Governmental Approvals........................................................................41

    SECTION 3.04.  Binding Effect................................................................................41

    SECTION 3.05.  Material Adverse Change.......................................................................41

    SECTION 3.06.  Litigation; Compliance With Laws; Etc.........................................................41

    SECTION 3.07.  Financial Statements..........................................................................42

    SECTION 3.08.  Federal Reserve Regulation....................................................................42

    SECTION 3.09.  Taxes.........................................................................................42

    SECTION 3.10.  Employee Benefit Plans........................................................................43

    SECTION 3.11.  No Material Misstatements.....................................................................45

    SECTION 3.12.  Investment Company Act; Public Utility Holding Company Act....................................45

    SECTION 3.13.  Use of Proceeds...............................................................................45

    SECTION 3.14.  Subsidiaries..................................................................................45

    SECTION 3.15.  Title to Properties; Possession Under Leases; Trademarks......................................45

    SECTION 3.16.  Solvency......................................................................................46

    SECTION 3.17.  Permits, Etc..................................................................................47

    SECTION 3.18.  Compliance with Environmental Laws............................................................47

    SECTION 3.19.  General.......................................................................................48

ARTICLE IV.  CONDITIONS OF CREDIT EVENTS.........................................................................48

    SECTION 4.01.  All Credit Events.............................................................................48

    SECTION 4.02.  First Credit Event............................................................................48

ARTICLE V.  AFFIRMATIVE COVENANTS................................................................................51

    SECTION 5.01.  Legal Existence...............................................................................51

    SECTION 5.02.  Businesses and Properties.....................................................................51

    SECTION 5.03.  Insurance.....................................................................................52

    SECTION 5.04.  Taxes.........................................................................................52

    SECTION 5.05.  Financial Statements, Reports, Etc............................................................52

    SECTION 5.06.  Litigation and Other Notices..................................................................54

    SECTION 5.07.  ERISA.........................................................................................55

    SECTION 5.08.  Maintaining Records; Access to Properties and Collateral; Inspections.........................56

    SECTION 5.09.  Use of Proceeds...............................................................................56

    SECTION 5.10.  Fiscal Year-End...............................................................................56

    SECTION 5.11.  Additional Guarantors and Pledge of Assets....................................................56

    SECTION 5.12.  Environmental Legislation.....................................................................57

    SECTION 5.13.  Pay Obligations to Lenders and Perform Other Covenants........................................58

    SECTION 5.14.  Assurances....................................................................................58

    SECTION 5.15.  Certain Changes...............................................................................58

    SECTION 5.16.  Assignment of Leases..........................................................................58

    SECTION 5.17. Consent Relating to Pledge of Shares of ePacific Incorporated..................................58

ARTICLE VI.  NEGATIVE COVENANTS..................................................................................59

    SECTION 6.01.  Liens.........................................................................................59

    SECTION 6.02.  Sale and Lease-Back Transactions..............................................................60

    SECTION 6.03.  Indebtedness for Borrowed Money and Guarantees................................................60

    SECTION 6.04.  Equity Interest in Subsidiaries...............................................................61

    SECTION 6.05.  Consolidations, Mergers and Sales of Assets...................................................61

    SECTION 6.06.  Loans and Advances............................................................................62

    SECTION 6.07.  Net Worth.....................................................................................62

    SECTION 6.08.  EBITDA........................................................................................62

    SECTION 6.09.  Debt to Cash Flow Ratio.......................................................................62

    SECTION 6.10.  Cash Flow Coverage Ratio......................................................................63

    SECTION 6.11.  Use of Proceeds...............................................................................63

    SECTION 6.12.  ERISA.........................................................................................63

    SECTION 6.13.  Modifications and Prepayments.................................................................63

    SECTION 6.14.  Transactions with Affiliates..................................................................63

    SECTION 6.15.  Other Agreements..............................................................................64

    SECTION 6.16.  Restricted Payments...........................................................................64

    SECTION 6.17.  Limitation on Investments.....................................................................64

    SECTION 6.18.  Change in Business............................................................................65

ARTICLE VII.  EVENTS OF DEFAULT..................................................................................65

ARTICLE VIII.  AGENT.............................................................................................69

ARTICLE IX.  MISCELLANEOUS.......................................................................................72

    SECTION 9.01.  Notices.......................................................................................72

    SECTION 9.02.  Survival of Agreement.........................................................................73

    SECTION 9.03.  Successors and Assigns; Participations........................................................73

    SECTION 9.04.  Expenses; Indemnity...........................................................................76

    SECTION 9.05.  Right of Setoff...............................................................................78

    SECTION 9.06.  Payments on Business Days.....................................................................78

    SECTION 9.07.  Waivers; Amendments...........................................................................79

    SECTION 9.08.  Interest......................................................................................80

    SECTION 9.09.  Severability..................................................................................81

    SECTION 9.10.  APPLICABLE LAW................................................................................81

    SECTION 9.11.  Arbitration...................................................................................81

    SECTION 9.12.  Waiver of Jury Trial, Etc.....................................................................83

    SECTION 9.13.  Waiver of Notices.............................................................................84

    SECTION 9.14.  Confidentiality...............................................................................84

    SECTION 9.15.  SUBMISSION TO JURISDICTION....................................................................85

    SECTION 9.16.  Counterparts..................................................................................85

    SECTION 9.17.  Headings......................................................................................86

    SECTION 9.18.  Nonapplicability Of Chapter 346 et seq........................................................86

    SECTION 9.19.  Waiver Of Consumer Rights.....................................................................86

    SECTION 9.20.  Entire Agreement..............................................................................86

EXHIBITS:

EXHIBIT A.........Form of Reducing Revolver Notes
EXHIBIT B.........Form of Revolving Credit Notes
EXHIBIT C.........Form of Borrowing Base Report
EXHIBIT D.........Form of Compliance Certificate
EXHIBIT E.........Form of Opinion of Counsel
EXHIBIT F.........Form of Assignment and Acceptance
EXHIBIT G.........Form of Consent and Ratification - Subsidiaries
EXHIBIT G-1.......Form of Consent and Ratification - Borrower
EXHIBIT H.........Form of Amended and Restated Stock Pledge Agreement
EXHIBIT I.........Form of Borrowing Notice
EXHIBIT J.........Form of Amendment to Collateral Trust Agreement
EXHIBIT K.........Form of Swingline Notes
EXHIBIT L.........Form of Consent of ePacific Incorporated Shareholders


SCHEDULES:

SCHEDULE 1.01.....Existing Letters of Credit
SCHEDULE 2.01(a)..Reducing Revolver Commitments
SCHEDULE 2.01(b)..Revolving Credit Commitments
SCHEDULE 2.02(a)..Domestic Lending Offices
SCHEDULE 2.02(b)..Eurodollar Lending Offices
SCHEDULE 3.06.....Litigation
SCHEDULE 3.09.....Taxes
SCHEDULE 3.10.....ERISA
SCHEDULE 3.14.....Subsidiaries
SCHEDULE 3.15.....Exceptions to Tradenames
SCHEDULE 3.18.....Environmental Law Compliance
SCHEDULE 5.03.....Insurance
SCHEDULE 6.01.....Existing Liens
SCHEDULE 6.02.....Sale and Lease-Back Transactions
SCHEDULE 6.03.....Existing Indebtedness
SCHEDULE 6.06.....Existing Loans and Advances
SCHEDULE 6.17.....Permitted Investments

                                    EXHIBIT A
                         FORM OF REDUCING REVOLVER NOTE


U.S. $_____________           Dallas, Texas               November       , 2000
                                                                   ------


         FOR VALUE RECEIVED, the undersigned, ACE CASH EXPRESS, INC., a Texas corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of __________________________________________, a ___________________ (the
"Lender"), for the account of its Applicable Lending Office (as defined in that certain Amended and Restated Credit Agreement, dated as of the date hereof, by and among the Borrower, the Lender, certain other lenders from time to time parties thereto (collectively, the "Lenders"), Wells Fargo Bank Texas, National Association, a national banking association, as Agent for the Lenders, Bank of America, N.A., a national banking association, as Syndication Agent, and First Union National Bank, a national banking association, and The Chase Manhattan Bank, a national banking association, both as Managing Agents (as amended, modified or supplemented from time to time, the "Credit Agreement") (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) or any other office designated by the Lender, the lesser of (i) the principal sum of _______________________ DOLLARS ($____________), or
(ii) the aggregate unpaid principal amount of all Reducing Revolver Loans made by the Lender to the Borrower pursuant to the Credit Agreement.

         The Borrower promises to pay interest on the unpaid principal amount of each Reducing Revolver Loan from the date of such Reducing Revolver Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to Wells Fargo Bank Texas, National Association, a national banking association, as Agent, at 4975 Preston Park Boulevard, Suite 280, Plano, Texas 75093, in same day funds. Each Reducing Revolver Loan made by the Lender to the Borrower and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Reducing Revolver Note (this "Note"), provided, however, that failure of the Lender to make such notation or any error therein shall not in any manner affect the obligation of the Borrower to repay such Reducing Revolver Loans in accordance with the terms of this Note.

         This Note is one of the Reducing Revolver Notes referred to in, and is subject to and entitled to the benefits of, the Credit Agreement. This Note is secured by the Collateral described in the Credit Documents. The Credit Agreement, among other things, (i) provides for the making of Reducing Revolver Loans by the Lender to the Borrower from time to time pursuant to Section 2.01 of the Credit Agreement in an aggregate outstanding amount not to exceed at any time the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Reducing Revolver Loan being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (EXCEPT THAT THE PROVISIONS OF CHAPTER 346 OF THE
TEXAS FINANCE CODE, WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS, SHALL NOT APPLY TO THIS NOTE).

                                     ACE CASH EXPRESS, INC.



                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                                           LOANS, MATURITIES
                                                AND PAYMENTS OF PRINCIPAL AND INTEREST
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
                                        Rate of        Amount of        Amount of
                     Amount and        Interest        Principal      Interest Paid       Unpaid
 Borrowing Date     Type of Loan     Applicable to      Paid or        or Prepaid        Principal     Notation Made
                                         Loan           Prepaid                           Balance            By
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
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------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
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------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
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------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
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------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
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------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
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------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
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

                                  EXHIBIT B
                          FORM OF REVOLVING CREDIT NOTE


U.S. $_____________              Dallas, Texas             November       , 2000
                                                                   ------


         FOR VALUE RECEIVED, the undersigned, ACE CASH EXPRESS, INC., a Texas corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of __________________________________________, a ___________________ (the
"Lender"), for the account of its Applicable Lending Office (as defined in that certain Amended and Restated Credit Agreement, dated as of the date hereof, by and among the Borrower, the Lender, certain other lenders from time to time parties thereto (collectively, the "Lenders"), Wells Fargo Bank Texas, National Association, a national banking association, as Agent for the Lenders, Bank of America, N.A., a national banking association, as Syndication Agent, and First Union National Bank, a national banking association, and The Chase Manhattan Bank, a national banking association, both as Managing Agents (as amended, modified or supplemented from time to time, the "Credit Agreement") (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) or any other office designated by the Lender, the lesser of (i) the principal sum of _______________________ DOLLARS ($____________), or
(ii) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to the Credit Agreement.

         The Borrower promises to pay interest on the unpaid principal amount of each Revolving Credit Loan from the date of such Revolving Credit Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to Wells Fargo Bank Texas, National Association, a national banking association, as Agent, at 4975 Preston Park Boulevard, Suite 280, Plano, Texas 75093, in same day funds. Each Revolving Credit Loan made by the Lender to the Borrower and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Revolving Credit Note (this "Note"), provided, however, that failure of the Lender to make such notation or any error therein shall not in any manner affect the obligation of the Borrower to repay such Revolving Credit Loans in accordance with the terms of this Note.

         This Note is one of the Revolving Credit Notes referred to in, and is subject to and entitled to the benefits of, the Credit Agreement. This Note is secured by the Collateral described in the Credit Documents. The Credit Agreement, among other things, (i) provides for the making of Revolving Credit Loans by the Lender to the Borrower from time to time pursuant to Section 2.01 of the Credit Agreement in an aggregate outstanding amount not to exceed at any time the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Revolving Credit Loan being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (EXCEPT THAT THE PROVISIONS OF CHAPTER 346 OF THE
TEXAS FINANCE CODE, WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS, SHALL NOT APPLY TO THIS NOTE).

                                      ACE CASH EXPRESS, INC.


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                LOANS, MATURITIES
                     AND PAYMENTS OF PRINCIPAL AND INTEREST

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
                                        Rate of        Amount of        Amount of
                     Amount and        Interest        Principal      Interest Paid       Unpaid
 Borrowing Date     Type of Loan     Applicable to      Paid or        or Prepaid        Principal     Notation Made
                                         Loan           Prepaid                           Balance            By
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
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------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
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------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
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------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
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------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
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------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
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------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
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

                                    EXHIBIT C

                          FORM OF BORROWING BASE REPORT

Borrowing Base Report for Week Beginning Sunday _________, 200__ and Ending Saturday __________, 200__ (the "Prior Week"):

All capitalized terms used herein, unless otherwise defined herein, shall have the meanings set forth in that certain Amended and Restated Credit Agreement, dated as of November ___, 2000, by and among ACE Cash Express, Inc., Wells Fargo Bank Texas, National Association, as Agent, Bank of America, N.A., a national banking association, as Syndication Agent, First Union National Bank, a national banking association, and The Chase Manhattan Bank, a national banking association, both as Managing Agents, and the other Lenders party thereto (as amended, modified or supplemented from time to time, the "Agreement").

1. Calculation of Cash Holdings and Subsidiaries' Cash Holdings as of the end of the Prior Week:

     a.  Cash in Borrower's and  Subsidiaries'  stores as of
         the end of the Prior Week                             $________
     b.  Cash in  Borrower's  and  Subsidiaries'  depository
         accounts with Agent as of the end of the Prior Week   $________
     c.  Cash in  Borrower's  and  Subsidiaries'  depository
         accounts with Other  Financial  Institutions  as of
         the end of the Prior Week                             $________
     d.  Items in clearing  at Agent and at Other  Financial
         Institutions  as of  the  end  of  the  Prior  Week   $________
     e.  Cash of Borrower and  Subsidiaries  in transit with
         armored  couriers  as of the end of the Prior  Week   $________
     f.  Total Cash Holdings and Subsidiaries' Cash Holdings
         as of the end of the Prior Week (sum of a.  through
         e. above)                                                     $________

2.  Less:   Aggregate  amount  owed  to  Travelers   Express
    Company, Inc. (the "Money Order Supplier") as of the end
    of the Prior Week                                                  $________

3.  Equals:  Amount Available for Borrowing,  subject to the terms of the  Agreement,  before taking into account the
    outstanding  principal  amount of all  Revolving  Credit
    Loans and Swingline Loans                                          $
                                                                        ========
4.  Less: Aggregate principal amount of all Revolving Credit
    Loans and Swingline  Loans  outstanding as of the end of
    the Prior Week                                                     $________

5.  Equals:  Net Amount Available for Borrowing,  subject to the terms of the Agreement,  if positive, or amount due,
    if negative                                                        $
                                                                        ========
The undersigned hereby certifies that the above information and computations are true and correct and not misleading as of the date hereof.


ACE CASH EXPRESS, INC.


By:________________________________
Name:______________________________
Title:_______________________________
Date:_______________________________

                                    EXHIBIT D

                         FORM OF COMPLIANCE CERTIFICATE

                  FINANCIAL COVENANT AND COMPLIANCE CERTIFICATE
         FOR CURRENT REPORTING PERIOD BEGINNING ___________, _______ AND
                  ENDING __________, _______ ("CURRENT PERIOD")



All capitalized terms used herein, unless otherwise defined herein, shall have the meanings set forth in that certain Amended and Restated Credit Agreement, dated as of November ___, 2000, by and among ACE Cash Express, Inc., Wells Fargo Bank Texas, National Association, as Agent, Bank of America, N.A., a national banking association, as Syndication Agent, First Union National Bank, a national banking association, and The Chase Manhattan Bank, a national banking association, both as Managing Agents, and the other Lenders parties thereto (as amended, modified, or supplemented, the "Agreement").

FINANCIAL COVENANTS.

                                                            Indicate  Compliance

1.   Net  Worth.  The  Borrower  will  not and will not
     cause or permit any of its  Subsidiaries  and,  in
     the case of Section 6.12 of the Credit  Agreement,
     any  ERISA   Affiliate  to,  either   directly  or
     indirectly,  at any time permit its Net Worth on a
     Consolidated  basis to be less than the sum of (a)
     fifty  million  dollars  ($50,000,000),  plus  (b)
     seventy-five  percent  (75%) of the Net  Income of
     Borrower and its  Subsidiaries  accruing  from and
     after the Closing  Date during any fiscal  quarter
     (excluding  the results of any fiscal  quarters in
     which  there was a net  loss),  plus (c) an amount
     equal  to  one  hundred   percent  (100%)  of  the
     proceeds of any equity  offering  (net of offering
     and   professional   fees  and  expenses)  by  the
     Borrower  or  any of  its  Subsidiaries  occurring
     after the Closing Date.                                     Yes     No

   Calculation                                            $50,000,000

         Plus:     75%  of  cumulative  Net  Income
                   accruing  after the Closing Date
                   (excluding the aggregate  amount
                   of any  losses  incurred  during
                   any calendar quarters  occurring
                   after the Closing Date)
         Plus:     Net proceeds of equity offerings   $ __________________
         Equals:   Minimum Net Worth
                                                      $ __________________

                                                      $
                                                        ==================



                                                               Actual
  Calculation      Total capital stock                  $ _________________
                   Plus:     Paid-in capital            $ __________________
                   Plus:     Retained Earnings          $ __________________
                   Minus:    Treasury Stock             $ __________________
                   Equals:   Net Worth                  $
                                                          ==================

2.   EBITDA.  The Borrower  will not and will not cause
     or permit any of its Subsidiaries and, in the case
     of Section 6.12 of the Credit Agreement, any ERISA
     Affiliate to, either directly or indirectly, as of
     the end of any fiscal  quarter,  permit its EBITDA
     on  a  Consolidated  basis  for  the  four-quarter
     period  ending  on the  last  day of  such  fiscal
     quarter  to be less  than 85% of its  EBITDA  on a
     Consolidated  basis  for the  four-quarter  period
     ending   on  the  last  day  of  the   immediately
     preceding fiscal quarter.
                                                                 Yes     No

                                               Required



  Calculations
               a. Consolidated EBITDA for four consecutive
               fiscal quarter period ending on immediately
               preceding Calculation Date*                 $____________________
               b.  Multiplied by                                      0.85
               c.  Required EBITDAs                        $
                                                            ====================

              Actual Consolidated EBITDA for four previous
              fiscal quarter period ending on Calculation
              Date**                                       $____________________

              *Calculation  of  Consolidated  EBITDA
              for four  consecutive  fiscal  quarter
              period ending on immediately preceding
              Calculation Date

              Net Income for such period                   $____________________
              Plus: Interest Expense for such period
                                                           $--------------------
              Plus:     Federal,  state and local income
                        taxes for such period              $____________________
              Plus:     Depreciation,  Amortization  and
                        other non-cash  charges for such
                        period                             $____________________
              Minus:    Extraordinary gains for such
                        period                             $____________________
              Equals:   EBITDA for such period             $
                                                            ====================

              **Calculation  of Consolidated  EBITDA
              for four fiscal  quarter period ending
              on Calculation Date.

              Net Income for such period                   $____________________
              Plus: Interest Expense for such period       $____________________
              Plus:  Federal,  state and local income
                     taxes for such period                 $____________________
              Plus:  Depreciation,  Amortization  and
                     other non-cash  charges for such
                     period                                $____________________
              Minus: Extraordinary gains for such
              period                                       $____________________
              Equals:   EBITDA for such period             $
                                                            ====================

3.   Debt to Cash Flow Ratio. The Borrower will not and
     will not cause or permit  any of its  Subsidiaries
     and,  in the case of  Section  6.12 of the  Credit
     Agreement, any ERISA Affiliate to, either directly
     or indirectly,  permit its Debt to Cash Flow Ratio
     on a  Consolidated  basis  to be  equal to or more
     than 2.00:1.00.                                             Yes     No


        Calculation      Funded Indebtedness                 $ _________________
                         EBITDA                              $ _________________

                         Funded Indebtedness/EBITDA
                         (Debt to Cash Flow Ratio)           = ________  to 1.00

4.   Cash Flow  Coverage  Ratio.  The Borrower will not
     and  will  not   cause  or   permit   any  of  its
     Subsidiaries,  and in the case of Section  6.12 of
     the  Credit  Agreement,  any ERISA  Affiliate  to,
     either  directly  or  indirectly,  permit its Cash
     Flow Coverage Ratio on a Consolidated  basis to be
     less than  __________:  1.00 as of  _____________.          Yes     No

Calculation:   Adjusted Cash Flow:  EBITDA for 12
               consecutive month period ending on such
               Calculation Date                                     $ __________
               Minus:    Nondiscretionary Capital
                         Expenditures for 12 consecutive
                         month period ending on such
                         Calculation Date                           $ __________
               Minus:    Federal, state and local taxes
                         paid for 12 consecutive month
                         period ending on such Calculation          $ __________
                         Date
               Minus:    Dividends for 12 consecutive month
                         period ending on such Calculation
                         Date                                       $ __________
               Minus:    Withdrawals for 12 consecutive
                         month period ending on such
                         Calculation Date                           $ __________
               Minus:    Treasury stock purchased during 12
                         consecutive month period ending on
                         such Calculation Date                      $ __________
              Plus:      Rent expense during 12 consecutive
                         month period ending on such
                         Calculation Date                           $ __________

               Equals:   Adjusted Cash Flow                         $
                                                                      ==========
              Adjusted Expenditures: Interest Expense for
              12 consecutive month period ending on such
              Calculation Date                                      $ __________

              Plus:      Current portion of Capitalized
                         Lease Obligations                          $ __________
              Plus:     Current portion of long term debt           $ __________
              Plus:     Rent expense                                $ __________
              Equals:   Adjusted Expenditures                       $ __________
              Adjusted Cash Flow/Adjusted Expenditures
              (Cash Flow Coverage Ratio)                         = ______to 1.00


FINANCIAL STATEMENTS AND REPORTS:

a.   Annual   CPA   audited   FYE    consolidated   and
     consolidating financial statements with Compliance
     Certificate  and SEC Form 10-K on or before ninety
     (90) days after FYE.                                        Yes     No


b.   Quarterly unaudited consolidated and consolidating
     financial  statements with Compliance  Certificate
     and SEC Form 10-Q within  forty-five  (45) days of
     each quarter end (except for fourth quarter).               Yes     No

The undersigned hereby certifies that the above information and computations are true and correct and not misleading as of the date hereof, and that since the date of the Borrower's most recent Compliance Certificate (if any):

                     No  Default  or Event of  Default  has  occurred  under the
                     Agreement  during the Current  Period,  or been  discovered from a prior period, and not
     _______         reported.

                     A Default  or Event of  Default  (as  described  below) has occurred  during the Current Period or has been  discovered from a prior period and is
     _______         being reported for the first time.

      Description of Default or Event of Default:_______________________________

ACE CASH EXPRESS, INC.

By:  ___________________________________________
Name:  _________________________________________
Title:  ________________________________________
Date:  _________________________________________

                                   EXHIBIT E

                           FORM OF OPINION OF COUNSEL

                                                                November 9, 2000


Wells Fargo Bank Texas,
National Association, for Itself
   and as Agent for Other Lenders
   Party to the Credit Agreement
4975 Preston Park Boulevard
Suite 280
Plano, Texas 75093


Ladies and Gentlemen:

         We have served as counsel to Ace Cash Express, Inc., a Texas corporation (the "Company"), in connection with the Amended and Restated Credit Agreement dated as of November 9, 2000, among the Company, Wells Fargo Bank Texas, National Association ("WFB"), as Agent for itself and other lenders party to the Amended and Restated Credit Agreement (WFB and such other lenders being referred to collectively as "Lenders"), Bank of America, N.A., as Syndication Agent and First Union National Bank and The Chase Manhattan Bank as Managing Agents, and Lenders (the "Credit Agreement"), amending and restating the Credit Agreement, dated as of July 31, 1998 (the "Original Credit Agreement"), among the Company, WFB as Agent for itself and the other lenders party to the Original Credit Agreement (WFB and such other lenders being referred to collectively as "Original Lenders"), and Original Lenders, as amended by the First Amendment to Credit Agreement dated as of December 16, 1998, among the Company, WFB as Agent for itself and the other Original Lenders, and Original Lenders and as amended by the Second Amendment to Credit Agreement dated as of November 18, 1999, but effective as of December 15, 1999. The Credit Agreement provides for, among other things, a Revolving Credit Commitment in an amount of up to $155,000,000, a Reducing Revolver Credit Commitment of up to $65,000,000, and a Swingline Loan facility of up to $25,000,000. This opinion letter is being delivered pursuant to Section 4.02(a) of the Credit Agreement. The capitalized terms used and not defined herein have the respective meanings specified by the Credit Agreement.


         In the course of our representation as such counsel, we have examined the following documents:

              (a) the Credit Agreement;

              (b) the Revolving Credit Notes, dated as of November 9, 2000, in substantially the form of Exhibit B to the Credit Agreement ("Revolving Credit Notes") and the Reducing Revolver Notes dated as of November 9, 2000, in substantially the form attached as Exhibit A to the Credit Agreement ("Reducing Revolver Notes," and collectively with the Revolving Credit Notes, the "Notes");

              (c) the Amendment to Amended and Restated Collateral Trust Agreement dated as of November 9, 2000, among the Company, Principal Life Insurance Company, Travelers Express Company, Inc., and the Collateral Trustee as required by the Credit Agreement (the "Collateral Trust Agreement Amendment");


              (d) the Consent and Ratification dated as of November 9, 2000, executed by the Company as required by the Credit Agreement ("the Company Consent");

              (e) the Consent and Ratification dated as of November 9, 2000, executed by the Company's direct and indirect wholly owned subsidiaries (collectively, "Subsidiaries"), other than Public Currency, Inc., a California corporation ("Public Currency"), as required by the Credit Agreement (the "Ratification Agreement");

              (f) the Additional Subsidiaries Supplement to Guaranty Agreement dated as of November 9, 2000, executed by Public Currency as required by the Credit Agreement (the "Supplement");

              (g) the Amended and Restated Stock Pledge Agreement dated as of November 9, 2000 executed by the Company as required by the Credit Agreement (the "Stock Pledge Agreement");

              (h) the Collateral Assignment of Purchase Agreement dated as of November 9, 2000 relating to the U.S. Money Order Purchase Agreement, executed by the Company and U.S. Money Order as required by the Credit Agreement (the "Collateral Assignment of Purchase Agreement");

              (i) the Company's Restated Articles of Incorporation, as in effect on the date hereof, the Company's Bylaws as in effect on the date hereof, and the minute books of the Company; and

              (j) originals, or copies certified or otherwise identified to our satisfaction, of such other documents, records, instruments and certificates of public officials as we have deemed necessary or appropriate to enable us to render the opinions expressed herein.

         The Credit Agreement, the Notes, the Collateral Trust Agreement Amendment, the Company Consent, the Collateral Assignment of Purchase Agreement, and the Stock Pledge Agreement are hereinafter referred to collectively as the "Financing Documents."

         In rendering our opinions herein, we have assumed that all signatures (other than signatures of officers of the Company on the Financing Documents, of the Subsidiaries other than Public Currency on the Ratification Agreement, and of Public Currency on the Supplement) are genuine, that all documents submitted to us as originals are genuine, that all copies submitted to us conform to the genuine originals, that all natural Persons have legal capacity, and, as to documents executed by or on behalf of Persons other than the Company or the
Subsidiaries:

              (a) that each such Person executing such documents had the power to enter into and perform its obligations under such documents; and

              (b) that such documents have been duly authorized, executed and delivered by, and are binding upon and enforceable against, such Persons.

We have no knowledge that our assumptions are incorrect.

         As to various questions of fact material to the opinions expressed herein, we have relied, without independently verifying the accuracy of the information contained therein, upon:

              (a) warranties and representations as to certain factual matters contained in the Financing Documents, the Ratification Agreement, and the Supplement; and

              (b) certificates of one or more officers of the Company and the Subsidiaries and other Persons.

         As used in this opinion letter, expressions (in any form) regarding our "knowledge" refer to what is in the actual current consciousness of the lawyers in this Firm who have, in the course of our representation described above, either reviewed to a significant extent the records and documents made available to this Firm by, or made significant inquiries of the officers of the Company, and are not based on any independent factual investigation solely for the purpose of rendering the opinions expressed herein. Further, as indicated below, one of the Company's shareholders (who is not involved in the management of the business of the Company and who was not involved in this representation) is a partner of this Firm; however, any information regarding the Company which may be imputed to such partner solely by virtue of his status as a shareholder of the Company shall not constitute actual knowledge of this Firm.

         Based on the foregoing, and subject to the exceptions, limitations and qualifications set forth below, we are of the following opinions:

         1. The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Texas and has all requisite corporate power and authority to conduct its business as now conducted and to own its property.

         2. Each of the Subsidiaries is a corporation validly existing and in good standing under the laws of its state of incorporation.

         3. (a) The Company has the requisite corporate power and authority to execute and deliver each of the Financing Documents and to perform its obligations set forth in each of the Financing Documents.

              (b) Each of the Subsidiaries, other than Public Currency, has the requisite corporate power and authority to execute and deliver the Ratification Agreement and to perform its obligations set forth in the Ratification Agreement.

              (c) Public Currency has the requisite corporate power and authority to execute and deliver the Supplement and to perform its obligations set forth in the Supplement.

         4. (a) Each of the Financing Documents has been duly authorized by all necessary corporate action on the part of the Company and has been executed and delivered by a duly authorized officer of the Company.

              (b) The Ratification Agreement has been duly authorized by all necessary corporate action on the part of each Subsidiary, other than Public Currency, and has been executed and delivered by a duly authorized officer of that Subsidiary.

              (c) The Supplement has been duly authorized by all necessary corporate action on the part of Public Currency and has been executed and delivered by a duly authorized officer of Public Currency.


         5. (a) Each of the Financing Documents is enforceable against the Company in accordance with its terms.

              (b) The Ratification Agreement is enforceable against each of the Subsidiaries, other than Public Currency, in accordance with its terms.

              (c) The Supplement is enforceable against Public Currency in accordance with its terms.

         6. To our knowledge, there is no judgment, action, suit, proceeding, inquiry, order or investigation, at law or in equity, before any court or federal or state agency, authority or regulatory body ("Governmental Authority"), arbitration board or tribunal (any such court, Governmental Authority, arbitration board or tribunal being herein referred to as a "Tribunal"), pending or overtly threatened (by written communication) against the Company or any one or more of the Subsidiaries which seeks to affect the enforceability of the Financing Documents, the Ratification Agreement, or the Supplement.

         7. The execution and delivery of each of the Financing Documents by the Company, the performance by the Company of each of its obligations under the Financing Documents, the execution and delivery of the Ratification Agreement or (in the case of Public Currency only) the Supplement by each Subsidiary and the performance by each Subsidiary of its obligations under the Ratification Agreement or (in the case of Public Currency) the Supplement will not constitute a violation of , result in a breach of any provision of, constitute a default under, or result in the creation or imposition of any Lien (other than Liens permitted by Section 6.01 of the Credit Agreement) upon any of the property of the Company or any Subsidiary pursuant to (a) the currently effective articles or certificate of incorporation and bylaws of the Company or the Subsidiaries,
(b) any applicable statute, rule or regulation of the United States of America or the State of Texas to which the Company or any Subsidiary is subject, (c) any agreement for borrowed money entered into by the Company or (assuming receipt of the consent described in Section 5.17 of the Credit Agreement) any other material agreement or instrument to which the Company is a party or by which any material part of its properties may be bound, or (d) to our knowledge, any order of any Tribunal addressed to and now binding on the Company.

         8. Except for any required filings of financing statements, all consents, approvals and authorizations of, and all designations, declarations, filings, registrations, qualifications and recordations with, Governmental Authorities of the United States of America or the State of Texas required on the part of the Company and the Subsidiaries in connection with their respective execution and delivery of each of the Financing Documents, the Ratification Agreement, and the Supplement have been obtained.

         9. The Company's intended use of the proceeds of the Notes will not violate any of Regulations G, T and X of the Federal Reserve Board.

         10. The Company:

              (a) is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

              (b) is not a "holding company" or an "affiliate" of a "holding company," or a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended; and

              (c) is not subject to regulation under the Transportation Acts of the United States or the Federal Power Act.

         The opinions expressed herein are subject to the following exceptions, limitations, and qualifications:

         A. We have assumed that the Financing Documents, the Ratification Agreement, and the Supplement have been duly authorized, executed, and delivered by or on behalf of each other Person (other than the Company and the Subsidiaries) that is or is to be a party thereto and are enforceable against each such other Person to the extent that they purport to be.

         B. The enforceability of the obligations of the Company under the Financing Documents and the enforceability of the respective obligations of the Subsidiaries under the Ratification Agreement and (regarding Public Currency only) the Supplement may be limited by (i) applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, or fraudulent conveyance or fraudulent transfer laws, including (without limitation) the Uniform Fraudulent Transfer Act as in effect in the State of Texas and the United States Bankruptcy Code, or similar laws affecting the enforcement of creditors' rights generally, and (ii) general principles of equity and the discretion of a court in granting equitable remedies (whether enforceability is considered in a proceeding at law or in equity). Further, certain of the remedial, waiver, and other provisions of the Financing Documents, the Ratification Agreement, and the Supplement, including (without limitation) those identified in Paragraph C, may not be enforceable, but such unenforceability will not, in our judgment, render the Financing Documents, the Ratification Agreement, or the Supplement invalid as a whole or substantially interfere with the realization of the principal legal benefits purported to be conferred by the Financing Documents, the Ratification Agreement, or the Supplement, except to the extent of any procedural delay that may result therefrom.

         C. We express no opinion as to the enforceability of provisions in the Financing Documents, the Ratification Agreement, or the Supplement (i) granting any security interest for future indebtedness or liabilities not now within the reasonable contemplation of the parties thereto, (ii) purporting to establish evidentiary standards, (iii) relating to delay or omission of enforcement of remedies, (iv) purporting to reserve the right to remove or exclude Persons from any property of the Company or to take possession of any property of the Company as a self-help remedy other than as permitted by Chapter 9 of the Texas UCC, (v) purporting to confer or restrict equitable remedies, (vi) purporting to grant a Person a power to take actions on behalf of the Company for such Person's benefit or protection to the extent such Person could not otherwise take such actions, (vii) purporting to prohibit or restrict transfer of title to, or further Liens on, any property of the Company, (viii) relating to waivers, (ix) purporting to specify or dictate any interpretation or standard of interpretation applicable to any of the Financing Documents, the Ratification Agreement, or the Supplement, (x) purporting to preserve the liability of any Person when the underlying obligation is unenforceable, (xi) relating to indemnification, exculpation, or release of any party with respect to such party's negligence or wrongful acts, (xii) pursuant to which the Company may purport to grant you or the Trustee rights with respect to property that is not owned by the Company, (xiii) relating to any items of Collateral subject to
Section 552 of the United States Bankruptcy Code, (xiv) purporting to dictate rights to attorneys' fees and other costs to the extent otherwise subject to the discretion of a court or arbitrator, (xv) purporting to specify governing law, jurisdiction, forum selection, and immunity from jurisdiction, or (xvi) purporting to waive any rights to jury trial.

         D. We have assumed that the terms of the Financing Documents, the Ratification Agreement, and the Supplement accurately express the intent of the Persons who are parties thereto and that all such parties will act in accordance with, and will refrain from taking any action that is prohibited by, the terms of the Financing Documents, the Ratification Agreement, or the Supplement.

         E. The opinion expressed in Paragraph 2 regarding the existence and good standing of each of the Subsidiaries is rendered solely on the basis of certificates, dated as of a recent date, of the appropriate agencies of the Subsidiaries' respective states of incorporation, and the opinion is limited to the meaning ascribed to those certificates by those agencies. The opinions expressed in Paragraphs 3(b), 3(c), 4(b), and 4(c) with respect to each Subsidiary (and in other Paragraphs of this opinion letter to the extent they include or comprehend the matters as to which our opinions are expressed in Paragraphs 3(b), 3(c), 4(b), and 4(c) with respect to each Subsidiary) are based solely on certificates received from the appropriate Governmental Authorities of the States of Arizona, Florida, California, and Washington and on a review of the Business Corporation Act of the State of Arizona, 1989 Business Corporation Act of the State of Florida, the General Corporation Law of the State of California, and the Business Corporation Act of the State of Washington published in the Aspen Law & Business compilation entitled Corporation (the "Other Corporate Statutes"). We have not reviewed any other laws or regulations of any of the States of Arizona, Florida, California, and Washington (including, without limitation, any interpretations of the Other Corporate Statutes) or retained or relied on any opinion or advice of local counsel in any of those States, and our opinions are limited to our review (as Texas lawyers) of the Other Corporate Statutes.

         F. We have not conducted any investigation of any indices, dockets, or other records of any Tribunal.

         G. To the extent pertinent to the opinions expressed herein, we have relied solely upon the judgment of the officers of the Company in determining materiality.

         H. We have assumed that you, the Collateral Trustee, and any representative acting for you or the Collateral Trustee in connection with the Financing Documents, the Ratification Agreement, and the Supplement have acted in good faith and without notice of any defense against the enforcement of any rights created by the Financing Documents, the Ratification Agreement, and the Supplement.

         I. We have assumed that (i) there have been no amendments, modifications, or waivers of the terms and provisions of the Collateral Trust Agreement, the Security Agreement, or any of the Guaranty Agreements since July 31, 1998, except as set forth in the Collateral Trust Agreement Amendment, the Company Consent, and the Supplement; (ii) all parties to the Collateral Trust Agreement, the Security Agreement, and the Guaranty Agreements (the "Prior Documents") have strictly complied with the terms and provisions thereof, as applicable, since July 31, 1998; and (iii) no attempt will be made to enforce against the Company or any Subsidiary any provision of the Prior Documents that has been superseded by amendment, waived, or extinguished by performance. We express no opinion herein as to, but have assumed in rendering the opinions expressed herein, the authorization, execution, delivery, and enforceability of the Prior Documents. Nevertheless, nothing in this opinion letter negates, withdraws, or modifies any opinions previously expressed by this Firm regarding any of the Prior Documents.

         J. We have made no examination or investigation to verify the accuracy of any financial, accounting, or statistical information furnished or to be furnished to you concerning the Company, the Subsidiaries, or any other Person, and we express no opinion with respect thereto. Further, we express no opinion as to the financial ability of the Company or the Subsidiaries to satisfy their respective obligations under the Financing Documents, the Ratification Agreement, or the Supplement.

         K. This opinion letter is limited to the matters expressly stated, and no opinion other than upon the matters so expressly stated is implied or may be inferred.

         L. Except as set forth in Paragraph E, the opinions expressed herein are specifically limited to the laws of the State of Texas and the laws of the United States of America applicable to transactions in the State of Texas, and we assume no responsibility as to the applicability or the effect of the laws of any other jurisdiction. No opinion is expressed herein with respect to any laws or regulations of any county, city, locality, or other political subdivision of the State of Texas.

M. Because the opinions expressed in Paragraph 5 may be understood to include an opinion that the Financing Documents are not usurious contracts under the usury laws of the State of Texas, the following exceptions and qualifications apply:

              (1) No opinion is expressed herein as to any compensation paid or to be paid (or any commitment to pay any compensation), directly or indirectly, to or for the benefit of the Lenders or any Affiliate of the Lenders, whether by the Company or any other Person, for the use, forbearance, or detention of money, other than as expressly provided for in the Credit Agreement and the Notes; nor is any opinion expressed herein as to the effect that the payment of such compensation may have upon any of the opinions expressed herein. Further, in rendering the opinions expressed herein, we have assumed that the proceeds of any extension of credit pursuant to the Credit Agreement and the Notes are and will be free of any requirements not contained in the Credit Agreement and the Notes for reserves, restricted accounts, or similar restrictions affecting the principal balance for interest-calculation purposes.

              (2) Because the usury laws of the State of Texas prohibit charging and receiving, as well as contracting for, interest in excess of applicable legal ceilings, in administering the Credit Agreement and the Notes, Lenders should at all times comply strictly with all applicable laws and the usury savings provisions in the Credit Agreement relating to the calculation, charging, taking, receiving, and reserving of compensation for the use, forbearance, or detention of money, taking into account all amounts that constitute interest or are required to be deducted from the principal amount of any extension of credit to determine the principal balance for interest calculation purposes. To insure no violation of the Texas usury laws, in the event of an acceleration of the Notes and payment thereof prior to the date on which interest at the rate of 18% per annum accrues on the outstanding principal balance of the Notes equals or exceeds the sum of interest accrued on the Notes plus the amount of initial discount thereof, Lenders should comply with the usury savings provisions in the Credit Agreement.

         We wish to call to your attention that one of the shareholders of the Company, Larry Schoenbrun, is a partner of this Firm.

         The opinions expressed herein are given as of the date hereof, and we disclaim any obligation to advise you or any other Person of any change in any matter set forth herein. This opinion letter is delivered only to you in connection with the Financing Documents, the Ratification Agreement, and the Supplement, and it may not be used or relied upon by you for any other purpose. This opinion letter may be relied upon by you and Lenders, but may not be relied upon, quoted in whole or in part, or otherwise referred to in any report or document by any other Person, nor may it be furnished to any other Person, without our prior written consent, except that you may furnish copies hereof (a) to any regulatory authority having jurisdiction over you upon demand of any such authority, (b) pursuant to a valid order or legal process of any Tribunal, or
(c) in connection with any legal action to which you are a party arising out of the Financing Documents, the Ratification Agreement, or the Supplement.

                                  Respectfully submitted,

                                  GARDERE WYNNE SEWELL LLP


                                  By: _____________________________________
                                           Robert W. Bramlette, Partner

                                   EXHIBIT F

                        FORM OF ASSIGNMENT AND ACCEPTANCE


Reference is made to the Amended and Restated Credit Agreement, dated as of November , 2000 (as amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among ACE Cash Express, Inc., a Texas corporation (the "Borrower"), the lenders named in Schedules 2.01(a) and 2.01(b) thereto (the "Lenders"), Wells Fargo Bank Texas, National Association (f/k/a Wells Fargo Bank (Texas), National Association), as Agent (in such capacity, the "Agent"), Bank of America, N.A., a national banking association, as Syndication Agent, and First Union National Bank, a national banking association, and The Chase Manhattan Bank, a national banking association, both as Managing Agents.

         Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         The Assignor named on Schedule I (the "Assignor") and the Assignee named on Schedule I (the "Assignee") agree as follows:

         1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Transfer Effective Date (as defined in Section 4 below), an interest (the "Assigned Interest") as specified in Schedule I in and to the Assignor's rights and obligations under the Credit Agreement and the other Credit Documents with respect to those credit facilities provided for in the Credit Agreement as are set forth on Schedule I (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on Schedule I.

         2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document or the execution, legality, validity, enforceability, perfection, priority, genuiness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned thereunder free and clear of any adverse claim upon the interest being assigned by it hereunder; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of the Guarantors or any other obligor or the performance or observance by the Borrower, any of the Guarantors or any other obligor of any of their respective obligations under the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches the Note(s), if any, held by it evidencing the Assigned Facilities and requests that the Borrower exchange such Note(s) for a new Note or Notes payable to the Assignee and (if the Assignor has retained any interest in the Assigned Facilities) a new Note or Notes payable to the Assignor in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Transfer Effective
Date).

         3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; (f) specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lending Office the offices set forth beneath its name on Schedule I; (g) attaches the forms prescribed by the Internal Revenue Service of the United States of America certifying as to the Assignee's status for purposes of determining exemption from United States of America withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and its Note(s) or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty, and (h) agrees that it will keep confidential all information with respect to the Borrower furnished to it by the Borrower or the Assignor (other than information generally available to the public or otherwise available to the Assignor on a non-confidential basis) as provided in Section 9.14 of the Credit Agreement.

         4. The Transfer Effective Date of this Assignment and Acceptance shall be as specified on Schedule I. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance by it and recording by the Agent pursuant to Section 9.03 of the Credit Agreement, and it shall be effective as of the Transfer Effective Date (which shall not, unless otherwise agreed to by the Agent, be earlier than five (5) Business Days after the date of such acceptance and recording by the Agent). The Agent shall give prompt notice of any such Assignment and Acceptance to the Borrower and the Lenders.

         5. Upon such acceptance and recording, from and after the Transfer Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Transfer Effective Date or accrue subsequent to the Transfer Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Transfer Effective Date or with respect to the making of this assignment directly between themselves.

         6. From and after the Transfer Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Credit Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement, (and, in case of an Assignment and Acceptance covering all or the remaining portion of an Assignor's rights and obligations under this Agreement, such Lender shall cease to be a party to the Credit Documents), but shall nevertheless continue to be entitled to the benefits of Sections 2.10, 2.11, 2.12, 2.15 and 9.04 thereof.

         7. Notwithstanding any other provision hereof, if the consents of the Borrower and the Agent hereto are required under Section 9.03 of the Credit Agreement, this Assignment and Acceptance shall not be effective unless such consents shall have been obtained as evidenced by Schedule I attached hereto.

         8. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of Texas without regard to the principles of conflict of laws thereof.

         9. This Assignment and Acceptance may be executed by one or more of the parties to this Assignment and Acceptance on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date indicated by the signatures of their respective duly authorized officers on Schedule I hereto.

                                SCHEDULE I to the
                            Assignment and Acceptance

         Re: Amended and Restated Credit Agreement, dated as of November , ----- 2000, among ACE Cash Express, Inc., the Lenders named in Schedule
         2.01(a) and Schedule 2.01(b) thereto, and Wells Fargo Bank Texas, National Association, as Agent

Name of Assignor:
                   -------------------------------------------------------------

Name of Assignee:
                   -------------------------------------------------------------

Transfer Effective Date of Assignment:
                                        ----------------------------------------

    Credit                          Principal                     Commitment
Facility Assigned                Amount Assigned             Percentage Assigned
-----------------               -----------------           --------------------

Reducing Revolving
Credit Commitment                   $                                         %
                                     --------------              -------------

Revolving Credit Commitment         $                                         %
                                     --------------              -------------


[NAME OF ASSIGNEE]                                        [NAME OF ASSIGNOR]



By:                                     By:
     ----------------------------           ------------------------------------
Name:                                   Name:
       --------------------------              ---------------------------------
Title:                                  Title:
        -------------------------               --------------------------------
Date:                                   Date:
       --------------------------              ---------------------------------


Domestic Lending Office:                Eurodollar Lending Office:


-----------------------------           ---------------------------------------

-----------------------------           ---------------------------------------

-----------------------------           ---------------------------------------

Accepted for recording in the Register:   Consented to:

WELLS FARGO BANK TEXAS,                   ACE CASH EXPRESS, INC.
NATIONAL ASSOCIATION,
as Agent



By:                                       By:
     ------------------------------            ---------------------------------
Name:                                     Name:
       ----------------------------              -------------------------------
Title:                                    Title:
        ---------------------------               ------------------------------
Date:                                     Date:
       ----------------------------              -------------------------------

                                   EXHIBIT G

                            CONSENT AND RATIFICATION

Reference is made to that certain Amended and Restated Credit Agreement, dated as of November 9, 2000 (as amended, increased, restated, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among ACE Cash Express, Inc., a Texas corporation (the "Borrower"), the lenders named in Schedules 2.01(a) and 2.01(b) thereto (the "Lenders"), Wells Fargo Bank Texas, National Association (f/k/a Wells Fargo Bank (Texas), National Association), as Agent for the Lenders (in such capacity, the "Agent"), Bank of America, N.A., a national banking association, as Syndication Agent, and First Union National Bank, a national banking association, and The Chase Manhattan Bank, a national banking association, both as Managing Agents.

         Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Each of the undersigned hereby consents to the terms of the Credit Agreement, confirms and ratifies the terms of that certain Unconditional Guaranty Agreement dated as of December 16, 1998 executed by each of the undersigned (the "Guaranty"), and acknowledges that its Guaranty is in full force and effect, that it has no defense, counterclaim, set-off or any other claim to diminish its liability under its Guaranty, that its consent is not required to the effectiveness of the Credit Agreement, and that no consent by it is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loans, the Collateral, or any of the Credit Documents. Furthermore, Check Express, Inc. confirms and ratifies the terms of that certain Stock Pledge Agreement dated as of December 16, 1998 executed by Check Express, Inc. in favor of Wilmington Trust Company (the "Stock Pledge"), and acknowledges that the Stock Pledge is in full force and effect, that it has no defense, counterclaim, set-off or any other claim to diminish its liability under the Stock Pledge.

         Executed as of November 9, 2000.

                                   GUARANTORS:

                                        Q.C. & G. FINANCIAL, INC.
                                        CHECK EXPRESS, INC.
                                        CHECK EXPRESS FLORIDA, INC.
                                        CHECK EXPRESS FINANCE, INC.
                                        CHECK-X-CHANGE CORPORATION
                                        CHECK EXPRESS SOUTH CAROLINA, INC.
                                        PETERLYN, INC.
                                        CHECK EXPRESS USA, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   EXHIBIT GI

                            CONSENT AND RATIFICATION

Reference is made to that certain Amended and Restated Credit Agreement, dated as of November 9, 2000 (as amended, increased, restated, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among ACE Cash Express, Inc., a Texas corporation (the "Borrower"), the lenders named in Schedules 2.01(a) and 2.01(b) thereto (the "Lenders"), and Wells Fargo Bank Texas, National Association (f/k/a Wells Fargo Bank (Texas), National Association), as Agent for the Lenders (in such capacity, the "Agent"), Bank of America, N.A., a national banking association, as Syndication Agent, and First Union National Bank, a national banking association, and The Chase Manhattan Bank, a national banking association, both as Managing Agents.

         Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. The Borrower hereby confirms and ratifies the terms of that certain Amended and Restated Assignment of Deposit Accounts and Security Agreement dated as of July 31, 1998 but effective as of December 16, 1998 executed by the Borrower and the Collateral Trustee (the "Security Agreement"), and acknowledges that the Security
         Agreement is in full force and effect, that it has no defense, counterclaim, set-off or any other claim to diminish its liability under the Security Agreement.

         Executed as of November 9, 2000.

                                    BORROWER:

                                     ACE CASH EXPRESS, INC.



                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                   EXHIBIT H

              FORM OF AMENDED AND RESTATED STOCK PLEDGE AGREEMENT


         THIS AMENDED AND RESTATED STOCK PLEDGE AGREEMENT (this "Agreement") is executed as of the 9th day of November, 2000 by ACE CASH EXPRESS, INC., a Texas corporation ("Pledgor"), in favor of WILMINGTON TRUST COMPANY, a Delaware banking corporation ("Pledgee"), not in its individual capacity but solely as Trustee for the ratable benefit of the Beneficiaries from time to time a party to the Collateral Trust Agreement (as hereafter defined).


                                    RECITALS:


         A. Pursuant to that certain Stock Pledge  Agreement  dated December 16,
1998 executed by Pledgor in favor of Pledgee (the "Original Pledge"), Pledgor pledged all of the issued and outstanding shares of common stock of Check Express, Inc., a Florida corporation ("CEI") and Q.C. & G. FINANCIAL, INC., an Arizona corporation ("QC&G") to Pledgee. Pursuant to the Credit Agreement (defined below), the parties desire to amend, restate and modify, but not extinguish the Original Pledge, as hereinafter set forth.


         B. Pledgor is also the legal, record and beneficial owner of all of the issued and outstanding common stock of PUBLIC CURRENCY, INC. ("PC") and of a certain number of Series A Preferred Shares of EPACIFIC INCORPORATED ("ePacific") (collectively and individually, CEI, QC&G, PC and ePacific are referred to as the "Issuer"), set forth on Schedule I attached hereto and incorporated herein by reference, all of which is evidenced by the stock certificates attached hereto as Schedule II (collectively, the shares of CEI, QC&G, PC and ePacific set forth on Schedule I attached hereto are referred to as the "Initial Pledged Stock").


         C. Pursuant to that certain Amended and Restated Credit Agreement (as the same may in the future be amended, restated, increased, modified or supplemented, the "Credit Agreement") dated as of the date hereof among Pledgor, Wells Fargo Bank Texas, National Association, as Agent ("Agent"), Bank of America, N.A., a national banking association, as Syndication Agent, First Union National Bank, a national banking association, and The Chase Manhattan Bank, a national banking association, both as Managing Agents and the lenders named in Schedules 2.01(a) and 2.01(b) thereto (the "Lenders"), it is a condition precedent to the obligations of Agent and the Lenders under the Credit Agreement that Pledgor shall have executed and delivered this Agreement in favor of Pledgee.


         D. Pledgor, by virtue of its ownership of the Initial Pledged Stock, deems it to be in its best interest, based on sound judgment, in that valuable benefits will be derived by the Pledgor by virtue of the Obligations, to execute and deliver to Pledgee, this Agreement.

         E. Previously, Pledgor entered into that certain Amended and Restated Collateral Trust Agreement (as the same has been or may in the future be amended, restated, increased, modified or supplemented the "Collateral Trust Agreement") among Pledgor, Pledgee, Agent, Principal Life Insurance Company ("Principal") and Travelers Express Company, Inc. ("Travelers"), which establishes the respective rights of the parties thereto to repayment of loans and to Pledgor's assets which serve as collateral security for the extensions of credit contemplated by the Credit Agreement and for other extensions of credit to Pledgor by Principal pursuant to that certain Note Purchase Agreement dated November 15, 1996 ("Note Purchase Agreement") and by Travelers pursuant to that certain Money Order Agreement dated April 16, 1998 ("Money Order Agreement").


         F. In consideration of these premises and in order to induce the Beneficiaries to extend the credit represented by the Obligations, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:


                                   AGREEMENTS:


         1. Defined Terms. Unless otherwise defined herein, terms defined in the Collateral Trust Agreement shall have such defined meanings when used herein. For purposes of this Agreement, the following terms shall have the respective meanings assigned thereto below:


         "Credit   Documents"   as  used  herein  shall  mean  the   Beneficiary
Agreements, the Debt Instruments and the Security Documents, as such terms are defined in the Collateral Trust Agreement.


         2. Pledge. The Pledgor hereby pledges, assigns, hypothecates, transfers and delivers to the Pledgee, and hereby grants to Pledgee, a first lien on, a security interest in and control (as defined in the Code (as defined in Section 10 hereof)) of, (a) the Initial Pledged Stock, (b) all shares of stock, common or preferred, certificate or uncertificated securities (as defined in the Code (as defined in Section 10 hereof)), options, interests, participations, and other equivalents, warrants, convertible debentures and all agreements, instruments and documents convertible, in whole or part, into any one or more of the foregoing (collectively, "Stock") of the Issuer which Pledgor shall, from time to time, become entitled to receive or shall receive as set forth in
Section 3 hereof (together with any Stock options or rights received pursuant to Section 3 hereof, the "Additional Pledged Stock"; the Additional Pledged Stock and the Initial Pledged Stock being sometimes hereinafter referred to as the "Pledged Stock"), (c) all other Collateral (as defined in Section 4 hereto as may be pledged to Pledgee, at any time and from time to time hereunder, (d) all proceeds thereof, and, in any event, (e) all investment property (as defined in the Code (as defined in Section 10 hereof) comprised of any of the foregoing, together with appropriate undated stock powers duly executed in blank, as collateral security for (i) the due and punctual payment and performance by Pledgor of its obligations, covenants, agreements and liabilities, absolute or contingent, liquidated or unliquidated, now existing or hereinafter incurred under, arising out of or in connection with this Agreement, (ii) the prompt and complete payment when due (whether at the stated due date, by acceleration or otherwise) of the unpaid principal of and interest on the Obligations as well as collection costs therefor, absolute or contingent, liquidated or unliquidated, now existing or hereinafter incurred (all the foregoing being hereinafter called the "Obligations").


        3. Stock Dividends, Distributions, etc. If, while this Agreement is in effect, the Pledgor shall become entitled to receive or shall receive any Stock (including, without limitation, any Stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any shares of any Pledged Stock, or otherwise, the Pledgor agrees (a) to cause the same to be certificated, and (b) to accept the same as Pledgee's agent and to hold the same in trust on behalf of and for the benefit of the Pledgee segregated from the other assets of the Pledgor and to deliver the same forthwith to the Pledgee, in the exact form received, with the endorsement of the Pledgor, when necessary and/or appropriate, to execute undated stock powers, duly executed in blank, to be held by the Pledgee, subject to the terms hereof, as additional collateral security for the Obligations, and such other documents as the Pledgee shall reasonably request in order to perfect the Pledgee's security interest therein and grant Pledgee control thereof. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of Issuer shall be paid over to the Pledgee, to be held by it in trust as additional collateral security for the Obligations; and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Pledgee, to be held by it as additional collateral security for the Obligations. All sums of money and property so paid or distributed in respect of the Pledged Stock which are received by the Pledgor shall, until paid or delivered to the Pledgee, be held by the Pledgor in trust, segregated from the other assets of the Pledgor, as additional collateral security for the Obligations.

         4. Collateral. The Pledged Stock and all other property at any time and from time to time pledged to Pledgee hereunder (whether described in Schedule I hereof or not) and all income therefrom and proceeds thereof, are herein collectively sometimes called the "Collateral".

        5. Record Ownership of Pledged Stock. Whether or not an Actionable Default has occurred and is continuing, Pledgee at any time may have the Pledged Stock registered in its name, or in the name of its nominee or nominees, as pledgee, and, as to any Pledged Stock so registered, Pledgee shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, powers of attorney, dividend coupons or orders, and other documents as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting rights and powers which it is entitled to exercise under this Agreement and to receive the dividends and other payments in respect of the Pledged Stock which it is authorized to receive and retain under this Agreement and the Credit Documents.

         6. Voting of Pledged Stock. As long as an Actionable Default has not occurred and is not continuing, Pledgor shall be entitled to exercise all voting rights pertaining to the Pledged Stock; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken which would impair the Collateral or violate any provision of this Agreement or the Credit Documents, including, without limitation, any act which would increase the authorized issued or outstanding shares of capital Stock of Issuer. After the occurrence and during the continuance of an Actionable Default, the right to vote the Pledged Stock and all other corporate rights pertaining to the Pledged Stock shall be vested exclusively in Pledgee, including any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Stock as if Pledgee were the absolute owner thereof, including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of Issuer or upon the exercise by Issuer or the Pledgee of any right, privilege or option pertaining to any shares of the Pledged Stock, and in connection therewith, to deposit and deliver any and all of the Pledged Stock with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options or be responsible for any failure to do so or delay in so doing. To this end, Pledgor hereby irrevocably constitutes and appoints Pledgee the proxy and attorney-in-fact of Pledgor, with full power of substitution, to vote, and to act with respect to, the Pledged Stock standing in the name of Pledgor or with respect to which Pledgor is entitled to vote and act, subject to the understanding that such proxy may not be exercised unless an Actionable Default has occurred and is continuing. The proxy herein granted is coupled with an interest, is irrevocable, and shall continue until all commitments of any Beneficiary to extend credit to Pledgor have been terminated and the Obligations have been paid and performed in full.


         7. Limitations on Pledgee's Obligations. The Pledgee shall not be liable for failure to collect or realize upon the Obligations or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing nor shall the Pledgee be under any obligation to take any action whatsoever with regard thereto.

         8. The Pledgee's Appointment as Attorney-in-Fact. (a) In addition to, and without limiting the scope of any other provision in this Agreement, the Pledgor hereby irrevocably constitutes and appoints the Pledgee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, from time to time in the Pledgee's discretion, for the purpose of carrying out the actions and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Pledgee, the power and right, on behalf of the Pledgor, without notice to or assent by the Pledgor following the occurrence and during the continuance of an Actionable Default, but with notice to and assent by Assignor prior to the occurrence and continuation of an Actionable Default, to do the following: (i) to ask, demand, collect, receive and give acquittances and receipts for any and all monies due and to become due under the Collateral; (ii) in the name of the Pledgor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under the Collateral; (iii) to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Pledgee for the purpose of collecting any and all such moneys due under the Collateral whenever payable; (iv) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral; (v) to direct any party liable for any payment under the Collateral to make payment of any and all moneys due and to become due thereunder directly to the Pledgee, or as the Pledgee shall direct; (vi) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (vii) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of the Collateral; (viii) to defend any suit, action or proceeding brought against the Pledgor with respect to any Collateral;
(ix) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Pledgee may deem appropriate; (x) exercise voting rights attributable to the Pledged Stock pursuant to Section 6 hereof; and (xi) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Pledgee were the absolute owner thereof for all purposes, and to do, at the Pledgee's option and the Pledgor's expense, at any time, or from time to time, all acts and things which the Pledgee deems necessary to protect, preserve or realize upon the Collateral and the Pledgee's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Pledgor might do.


         The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by with, and shall be irrevocable.

                  (b) The powers conferred on the Pledgee, hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Pledgee shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Pledgor for any act or failure to act.

                  (c) The Pledgor also authorizes the Pledgee, at any time and from time to time, to execute, in connection with any sale of the Collateral, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

         9. Performance by the Pledgee of the Pledgor's Obligations. If the Pledgor fails to perform or comply with any of its agreements contained herein and the Pledgee, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, then the expenses of the Pledgee incurred in connection with such performance or compliance, together with interest thereon to accrue at a rate of interest equal to the rate of interest set forth in Section 2.08(a) of the Credit Agreement from the date five days after notice from Pledgee that such expenses are incurred, shall be payable by the Pledgor to the Pledgee, on demand and shall constitute Obligations secured hereby.


         10. Remedies. (a) Upon the occurrence and during the continuance of any Actionable Default and following the receipt by Pledgee of a Notice of Actionable Default, and at any time thereafter, the Pledgee may declare all of the Obligations or any part thereof immediately due and payable and, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver said Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at the Pledgee's offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Pledgee upon any such sale or sales, public or private, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived or released. The Pledgee shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, in accordance with the terms of the Collateral Trust Agreement, the Pledgor remaining liable for any deficiency remaining unpaid after such application, and only after so applying such net proceeds and after the payment by the Pledgee of any amount required by any provision of law, including, without limitation,
Section 9-504 (a) (3) of the Uniform Commercial Code of the State of Texas (the "Code"), need the Pledgee account for the surplus, if any, to the Pledgor. The

Pledgor agrees that, to the extent permitted by law, the Pledgee need not give more than ten (10) days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to the Pledgor if it has signed after default a statement renouncing or modifying any right to notification of sale or other intended disposition. IN ADDITION TO THE RIGHTS AND REMEDIES GRANTED TO IT IN THIS AGREEMENT AND IN ANY OTHER INSTRUMENT OR AGREEMENT SECURING, EVIDENCING OR RELATING TO ANY OF THE OBLIGATIONS, PLEDGEE SHALL HAVE ALL THE RIGHTS AND REMEDIES OF A SECURED PARTY UNDER THE CODE. All waivers by the Pledgor of rights (including rights to notice) and all rights and remedies afforded the Pledgor herein, and all other provisions of this Agreement, are expressly made subject to any applicable mandatory provisions of law limiting, or imposing conditions
(including conditions as to reasonableness) upon such waivers of the effectiveness thereof or any such rights and remedies. Any sale or other disposition of the Collateral shall be in compliance with all provisions of law (including applicable securities laws, and regulations and applicable provisions of the Code).


                  (b) The Pledgor recognizes that the Pledgee may be unable to effect a public sale of any or all the Pledged Stock by reason of certain prohibitions contained in the Securities Act of 1933 (as amended, the "Securities Act") and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Pledgee shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer of such securities to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Issuer would agree to do so.


                  (c) The Pledgor further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales of any portion of all of the Pledged Stock valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense. The Pledgor further agrees that a breach of any of the covenants contained in this Section 10 will cause irreparable injury to Pledgee, that Pledgee has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this paragraph shall be specifically enforceable against the Pledgor and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default of the covenants, terms or conditions of the Credit Documents has occurred. The Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by Pledgee by reason of a breach of any such covenants and, consequently, agrees that, if Pledgee, shall sue for damages for breach, Pledgor shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Stock on the date Pledgee shall demand compliance with this paragraph.


         11. Waiver of Subrogation. Notwithstanding anything to the contrary in this Agreement, unless and until all commitments of any Beneficiary to extend credit to Pledgor have terminated and the Obligations have been indefeasibly paid and performed in full, the Pledgor hereby irrevocably waives all rights Pledgor may have at law or in equity (including, without limitation, any law subrogating the Pledgor to the rights of the Pledgee) to seek contribution, indemnification, or any other form of reimbursement from the Issuer, any other guarantor or pledgor, or any other Person now or hereafter primarily or secondarily liable for any obligations of the Issuer to the Pledgee, for any disbursement made by the Pledgor under or in connection with this Agreement or otherwise. The Pledgor further agrees that, to the extent that the waiver of any such subrogation, contribution, reimbursement, indemnity or otherwise is found to be void or voidable for any reason, any such rights which the Pledgor may have shall be junior and subordinate in all respects to the rights of the Pledgee against the Issuer.


         12. Actions by Pledgee. No action that any Beneficiary may take or omit to take in connection with any of the Credit Documents, any indebtedness owing by Pledgor to such Beneficiary (including, without limitation, renewals, extensions, modifications and increases thereof), or any security for the payment of any indebtedness of Pledgor to any Beneficiary, or for the performance of any obligation or undertaking of Pledgor, nor any course of dealing with Pledgor or any other Person, shall release the Pledgor from his obligations hereunder, affect this Agreement in any way, or afford the Pledgor any recourse against any Beneficiary. By way of example, but not in limitation of the foregoing, the Pledgor hereby expressly agrees that the Trustee and any Beneficiary may, from time to time, without notice to the Pledgor:


              (a)  sell,  assign,   transfer  or  grant  participations  in  any
Obligation and/or any right held by any Beneficiary pursuant to or in connection with the Credit Documents;


              (b) amend,  change,  or modify, in whole or in part, any documents
or  instruments  evidencing,   securing  or  relating  to  any  indebtedness  or
undertaking of Pledgor to any Beneficiary;


              (c) accelerate, change, extend, or renew the time for payment of the Obligations or any other indebtedness arising under any documents or instruments evidencing, securing or relating to any indebtedness or undertaking of Pledgor to any Beneficiary;

              (d) compromise or settle any amount due or owing, or claimed to be due or owing, under the Obligations or under any documents or instruments evidencing, securing or relating to any indebtedness or undertaking of Pledgor to any Beneficiary;


              (e) surrender, release, or subordinate any or all security for any indebtedness or undertaking of Pledgor to the Pledgee or accept additional or substituted security therefor;


              (f) release any guarantor or pledgor of any indebtedness or undertaking of the Pledgor to the Pledgee, or substitute or add additional guarantors or pledgors; and


         (g) apply collateral securing the Obligations to other indebtedness also secured by such collateral.


         The provisions of this Agreement shall extend and be applicable to all renewals, increases, amendments, extensions, modifications of and substitutions for the Credit Documents, and all references herein to the Credit Documents shall be deemed to include any renewal, increase, extension, amendment or modification thereof or substitution therefor.


         13. No Impairment. The obligations, guaranties, undertakings, covenants, agreements and duties of the Pledgor under this Agreement shall not be affected or impaired by any of the following, although without notice to or consent of the Pledgor:


              (a) any failure,  omission or delay on the part of any Beneficiary
(i) to enforce, assert or exercise any right, power or remedy conferred by the provisions of the Credit Documents or otherwise inuring to the holders of the rights of any Beneficiary under the Credit Documents, or (ii) to make demand first upon Pledgor or to proceed against Pledgor;


              (b) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all assets, marshaling of assets or liabilities, receivership, conservatorship, assignment for the benefit of creditors, insolvency, bankruptcy, reorganization, arrangement, composition or other proceedings under laws for the protection of debtors affecting Issuer or any of the assets of Issuer, or any discharge from liability or rejection of burdensome contracts or obligations in the course of or resulting from any such proceedings;


              (c) the release, by operation of law or otherwise, of any guarantor from any obligation under any of the Credit Documents;


              (d) the invalidity, deficiency, illegality or unenforceability of any of the Credit Documents, in whole or in part, or of any of the provisions thereof, or failure to perfect or maintain perfection of any security, or any defense or excuse for failure to perform on account of force majeure, act of God, casualty, impossibility, impracticability, or other defense or excuse whatsoever; or

              (e) without limiting the foregoing, any fact or event (whether or not similar to any of the foregoing) which in the absence of this provision would or might constitute or afford a legal or equitable discharge or release of or defense to a guarantor or surety.


         None of the foregoing shall be a defense to this Agreement, and this Agreement is a primary obligation of the Pledgor.


         14. Other Pledgors or Guarantors. The liabilities and obligations of the Pledgor hereunder shall not be reduced or limited by reason of any guaranty or pledge executed in favor of any Beneficiary by any other Person, and this Agreement shall be enforceable against the Pledgor without regard to any such guaranty or pledge.


         15. Representations, Warranties and Covenants of the Pledgor. The Pledgor represents and warrants that (a) it is the legal, record and beneficial owner of, and has good and, subject to applicable securities laws described in
Section 10 hereof, marketable title to, the Initial Pledged Stock, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option, voting proxy or other encumbrance whatsoever, except the existing lien and security interest created by this Agreement; (b) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has full power, authority and legal right to pledge the Initial Pledged Stock pursuant to this Agreement; (c) this Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of the Pledgor, and is enforceable in accordance with its terms; (d) no consent of any other party (including, without limitation, the stockholders or creditors of the Pledgor) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority, domestic or foreign, is required to be obtained by the Pledgor or the Pledgee in connection with the execution, delivery or performance of this Agreement or the pledge of such shares hereunder, in each case which has not been obtained or made, as the case may be, and is not in full force and effect; (e) to its best knowledge after due investigation, the execution, delivery and performance of this Agreement will not violate any provision of any applicable law, or of any material mortgage, indenture, lease, contract, or other agreement, instrument or undertaking to which Pledgor is a party or which purports to be binding upon Pledgor or upon any of its assets and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Pledgor except as contemplated by this Agreement or the Credit Documents; (f) all the shares of the Initial Pledged Stock have been duly and validly issued, are fully paid and non-assessable and have not been issued in violation of any preemptive or other rights of any Person; (g) the Pledgor has not created any options, warrants, rights, calls, commitments, plans, contracts or other agreements of any character, which provide for the purchase, issuance, transfer or control of any shares of capital stock of Issuer pledged hereby; and (h) the pledge, assignment and delivery of such Initial Pledged Stock pursuant to this Agreement constitutes and, provided Pledgee retains possession of the Initial Pledged Stock, at all times (disregarding, however the effects of the change in any law relating to the pledge of stock generally) will constitute a valid first lien on and a first perfected security interest in such shares of the Initial Pledged Stock, and the proceeds thereof, subject to no prior lien, or to any agreement purporting to grant to any third party other than Pledgee a security interest in or control of the property or assets of the Pledgor which would include the Initial Pledged Stock. Pledgor covenants and agrees that at its expense it will defend the right, title and security interest of the Pledgee in and to the Pledged Stock and the proceeds thereof against the claims and demands of all Persons whomsoever; and covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee, as Collateral hereunder and will likewise defend the right of the Pledgee and the Beneficiaries thereto and security interest therein.


         16. No Disposition, etc. Except in accordance with the Credit Documents, Pledgor agrees that it will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, any of the Collateral, nor will it create, incur or permit to exist any pledge, lien,
mortgage,  hypothecation,   security  interest,  charge,  option  or  any  other
encumbrance with respect to, or transfer or grant control of any of the Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest and control provided for by this Agreement and except as permitted by this Agreement or by the Credit Documents. Without the prior written consent of the Pledgee, the Pledgor agrees that it will not vote to enable Issuer to issue or sell any stock or other securities of any nature in addition to or in exchange or substitution for the Pledged Stock or grant or issue any options, warrants, or rights of any kind to acquire, or securities convertible into, shares of Issuer's stock.


         17. Further Assurances. Pledgor agrees that at any time and from time to time upon the written request of the Pledgee, the Pledgor will, or will cause Issuer to, execute and deliver such further documents and do such further acts and things which are necessary in the reasonable judgment of the Pledgee to effect the purpose of this Agreement or to obtain, maintain and perfect the security interest and control granted under this Agreement in any applicable jurisdiction, and any expense of Pledgee so incurred shall be a part of the Obligations.


         18. Financing Statement. Pledgee shall be entitled at any time to file this Agreement or a carbon, photographic, or other reproduction of this Agreement, as a financing statement, but the failure of Pledgee to do so shall not impair the validity or enforceability of this Agreement. Pledgor shall pay all fees associated with such filing.

         19. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


         20. No Waiver; Cumulative Remedies. Pledgee shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Pledgee, and then only to the extent therein set forth. A waiver by the Pledgee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Pledgee would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Pledgee, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.


         21. Waivers, Amendments. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Pledgee. This Agreement and all obligations of the Pledgor hereunder shall be binding upon the successors and assigns of the Pledgor, and shall, together with the rights and remedies of Pledgee hereunder, inure to the benefit of Pledgee, the Beneficiaries and their respective successors and assigns.


         22. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE CHOICE OF LAWS RULES THEREOF. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE DEBTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURT.


         23. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         24. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Pledgor or Issuer for liquidation or reorganization, should the Pledgor or Issuer become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Pledgor's assets or the assets of Issuer and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount and not so rescinded, reduced, restored or returned.


         25. ENTIRETY. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES, THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


         26. Amendment and Restatement. This Agreement amends, modifies and restates, but does not extinguish or constitute a novation of Pledgor's obligations under the Original Pledge.


               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                  PLEDGOR:


                                  ACE CASH EXPRESS, INC.





                                  By:
                                     -------------------------------------------


                                  Name:
                                       -----------------------------------------


                                  Title:
                                        ----------------------------------------





                                  PLEDGEE:


                                  WILMINGTON TRUST COMPANY





                                  By:
                                     -------------------------------------------


                                  Name:
                                       -----------------------------------------


                                  Title:
                                        ----------------------------------------


                                   SCHEDULE I

                                  Pledged Stock


--------------------------------------- ------------------------------------ ---------------- ------------------------
                                                                                   PAR                 STOCK
                ENTITY                           NUMBER OF SHARES                 VALUE         CERTIFICATE NUMBER
                                                                                (if any)
--------------------------------------- ------------------------------------ ---------------- ------------------------

         Check Express, Inc.                           1,000                     $0.004        PM2 (dated September
                                                                                                     24, 1998)
--------------------------------------- ------------------------------------ ---------------- ------------------------

      Q.C. & G. Financial, Inc.                        1,600                  No par value    5 (dated June 16, 1997)
--------------------------------------- ------------------------------------ ---------------- ------------------------

        Public Currency, Inc.                         -------                     ----                 -----
--------------------------------------- ------------------------------------ ---------------- ------------------------

        ePacific Incorporated             257,142.96 (Series A Preferred)
--------------------------------------- ------------------------------------ ---------------- ------------------------

--------------------------------------- ------------------------------------ ---------------- ------------------------

--------------------------------------- ------------------------------------ ---------------- ------------------------

--------------------------------------- ------------------------------------ ---------------- ------------------------

--------------------------------------- ------------------------------------ ---------------- ------------------------

--------------------------------------- ------------------------------------ ---------------- ------------------------

--------------------------------------- ------------------------------------ ---------------- ------------------------

--------------------------------------- ------------------------------------ ---------------- ------------------------

                                   SCHEDULE II





                         [Copies of Stock Certificates]

                                    EXHIBIT I

                            FORM OF BORROWING NOTICE

                              _____________ , 200__

Wells Fargo Bank Texas, National Association, as Agent for the Lenders parties to the Credit Agreement referred to below
4975 Preston Park Blvd, Suite 280
Plano, Texas 75093

         Attention:  Mr. Jeffrey S.A. Cook

Ladies and Gentlemen:

The undersigned, ACE Cash Express, Inc., a Texas corporation (the "Borrower"), refers to the Amended and Restated Credit Agreement, dated as of November , 2000 (as amended from time to time in accordance with its terms, the "Credit Agreement"; capitalized terms defined therein and not defined herein being used herein as therein defined), among the undersigned, certain Lenders parties thereto, Wells Fargo Bank Texas, National Association, a national banking association, as Agent for such Lenders, Bank of America, N.A., a national banking association, as Syndication Agent, and First Union National Bank, a national banking association, and The Chase Manhattan Bank, a national banking association, both as Managing Agents, and hereby gives you notice, irrevocably pursuant to Section 2.03 of the Credit Agreement, that the undersigned hereby requests a borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such a borrowing (the "Proposed Borrowing") as required by Section 2.03 of the Credit Agreement:
(A)  Borrowing Date of a Proposed Borrowing
     (which is a Business Day)                         _________________________
(B)  Aggregate Principal Amount of Proposed
     Borrowing                                         _________________________
(C)  Reducing   Revolver  Loan,   Revolving  Credit
     Loan or Swingline Loan                            _________________________
(D)  Eurodollar, Reference Rate or Alternate Base Loan _________________________
(E)  Interest Period and the last
     day thereof if a Eurodollar Loan                  _________________________

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

         (a) the representations and warranties contained in Article III of the Credit Agreement are correct in all material respects on and as of the date of the Proposed Borrowing, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

         (b) no event has occurred and is continuing, or would result from the Proposed Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default or a Default;

         (c) after giving effect to the Proposed Borrowing and all other borrowings which have been requested on or prior to the date of the Proposed Borrowing but which have not been made prior to such date, the aggregate principal amount of Revolving Credit Loans will not exceed the lesser of the Borrowing Base and the Total Revolving Credit Commitment; and

         (d) after giving effect to the Reducing Revolving Credit Loans requested on the date hereof, the Borrower will be in compliance with each of the financial covenants set forth in Sections 6.07, 6.08, 6.09, and 6.10 of the Credit Agreement. Attached hereto are calculations demonstrating the Borrower's compliance with the aforementioned financial covenants.

                                   Sincerely,

                                   ACE CASH EXPRESS, INC.



                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   EXHIBIT J

                                  AMENDMENT TO
                 AMENDED AND RESTATED COLLATERAL TRUST AGREEMENT

         This AMENDMENT TO AMENDED AND RESTATED COLLATERAL TRUST AGREEMENT (this "Amendment") dated as of November ___, 2000, is by and among ACE CASH EXPRESS, INC., a Texas corporation (the "Debtor"), WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION (f/k/a WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION), a national banking association ("WFB"), as Agent (WFB in such capacity, the "Agent") for the lenders from time to time a party to the Credit Agreement (as hereinafter defined), TRAVELERS EXPRESS COMPANY, INC., a Minnesota corporation ("Travelers"), PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation ("Principal"), WILMINGTON TRUST COMPANY, a Delaware banking corporation (the "Trustee"), and such other beneficiaries who may become a party to this Agreement from time to time.

                                    RECITALS

         A. WHEREAS, pursuant to that certain Credit Agreement, dated as of July 31, 1998, as amended by that certain First Amendment to Credit Agreement, dated as of December 16, 1998, as further amended by that certain Second Amendment to Credit Agreement effective as of December 15, 1999 (the "Existing Credit Agreement"), by and among Debtor, Agent and the other lenders party thereto, such lenders provided Debtor with a $165,000,000 credit facility pursuant to which such lenders made to Borrower: (i) Advance Term Loan Commitments (as defined in the Existing Credit Agreement) in the maximum aggregate principal amount of $35,000,000 and (ii) Revolving Credit Commitments (as defined in the Existing Credit Agreement) in the maximum aggregate principal amount of $130,000,000 (including the ability to issue Letters of Credit [as defined in the Existing Credit Agreement] in an aggregate amount not to exceed $1,500,000 and to make Swingline Loans [as defined in the Existing Credit Agreement] in an aggregate amount not to exceed $25,000,000);

         B. WHEREAS, pursuant to the Existing Credit Agreement, the Debtor, the Agent, Travelers, Principal and the Trustee entered into that certain Amended and Restated Collateral Trust Agreement dated as of July 31, 1998 (the "Collateral Trust Agreement");


         C. WHEREAS, pursuant to that certain Amended and Restated Credit Agreement of even date herewith (as amended, modified or restated from time to time, the "Credit Agreement") among the Debtor, the Agent and the lenders party thereto (the "Lenders"), Debtor, Agent and the Lenders are amending, restating and modifying, but not extinguishing, the Existing Credit Agreement to, among other things, refinance the outstanding obligations under the Existing Credit Agreement pursuant to which Lenders will provide the Debtor with a $220,000,000 credit facility (the "Credit Facility"), and Lenders will make to Debtor: (i) Reducing Revolver Commitments (as defined in the Credit Agreement) in the maximum aggregate principal amount of $65,000,000, such Reducing Revolver
Commitments  to  be in  replacement  and  increase  of  the  Advance  Term  Loan
Commitments (as defined in the Existing Credit Agreement) and (ii) Revolving Credit Commitments (as defined in the Credit Agreement) in the maximum aggregate principal amount of $155,000,000 (including the ability to issue Letters of Credit (as defined in the Credit Agreement) in an aggregate amount not to exceed $1,500,000 and to make Swingline Loans (as defined in the Credit Agreement) in an aggregate amount not to exceed $25,000,000);

         D. WHEREAS, due to the changes to the Credit Facility, it is necessary to amend the Collateral Trust Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.01 Certain Defined Terms. Capitalized terms used in this Amendment are defined in the Collateral Trust Agreement, as amend hereby, unless otherwise stated.

                                   ARTICLE II
                                   AMENDMENTS

         SECTION 2.01 Amendment to Item (A) in Section Entitled "Declaration of Trust". Effective as of the date hereof, item (A) of the section entitled "Declaration of Trust" of the Collateral Trust Agreement is hereby amended by restating such item (A) to read in its entirety as follows:

"(A) the Security Agreement and the security interests granted to the Trustee thereunder;"

         SECTION 2.02 Amendment to Definition of "Advance Term Loans". Effective as of the date hereof, the definition of "Advance Term Loans" contained in
Section 1 of the Collateral Trust Agreement is hereby amended by restating such definition to read in its entirety as follows:

" `Advance Term Loans' shall mean the Reducing Revolver Loans (as defined in the Credit Agreement) and shall include advances, repayments, and readvances of such loans as contemplated by Section 2.01(c) of the Credit Agreement."

         SECTION 2.03 Amendment to Definition of "Beneficiary Obligations". Effective as of the date hereof, the definition of "Beneficiary Obligations" contained in Section 1 of the Collateral Trust Agreement is hereby amended by deleting the reference to "$35 million" and inserting in its place "$65 million".

         SECTION 2.04 Amendment to Definition of "Revolving Credit Loans". Effective as of the date hereof, the definition of "Revolving Credit Loans" contained in Section 1 of the Collateral Trust Agreement is hereby amended by restating such definition to read in its entirety as follows:

" `Revolving Credit Loans' shall have the meaning set forth in Section 1.01 of the Credit Agreement, and shall include the revolving credit loans to be made by Lenders to Debtor pursuant to Section 2.01 of the Credit Agreement not to exceed, at any time, when combined with the Swingline Loans, the Maximum Advances."

         SECTION 2.05 Amendment to Definition of "Swingline Loans". Effective as of the date hereof, the definition of "Swingline Loans" contained in Section 1 of the Collateral Trust Agreement is hereby amended by restating such definition to read in its entirety as follows:

" `Swingline Loans' shall have the meaning set forth in Section 1.01 of the Credit Agreement, and shall include the multiple advance swingline loans to be made by the Swingline Lenders to Debtor pursuant to Section 2.17 of the Credit Agreement not to exceed, at any time, when combined with the Revolving Credit Loans, the Maximum Advances."

         SECTION 2.06 Amendment to Section 8.5 - Cap on Advance Term Loans. Effective as of the date hereof, Section 8.5 - Cap on Advance Term Loans of the Collateral Trust Agreement is hereby amended by deleting the reference to "$35 million" and inserting in its place "$65 million".

         SECTION 2.07 Amendment to Section 9.2(c) - Notices. Effective as of the date hereof, Section 9.2(c) - Notices of the Collateral Trust Agreement is hereby amended by restating such section to read in its entirety as follows:

"If to Agent, to Wells Fargo Bank Texas, National Association, 4975 Preston Park Boulevard, Suite 280, Plano, Texas 75093, Attention: Mr. Jeffrey S.A. Cook, or at such other address as shall be designated by it in a written notice to the Trustee (a copy of which the Trustee shall send to all other Beneficiaries), with a copy thereof to Patton Boggs LLP, 2001 Ross Avenue, Suite 3000, Dallas, Texas 75201, Attention: Robert J. Cole, Esq.; provided, however, that the failure to provide a copy of such communications to Patton Boggs LLP shall not affect the validity or effectiveness of such communications."

                                   ARTICLE III
                            MISCELLANEOUS PROVISIONS

         SECTION 3.01 Ratification of Collateral Trust Agreement. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Collateral Trust Agreement, but except as expressly modified and superseded by this Amendment, the terms and provisions of the Collateral Trust Agreement are ratified and confirmed and shall continue in full force and effect, the parties hereby agreeing that the Collateral Trust Agreement is and shall continue to be outstanding, validly existing and enforceable in accordance with its terms.

         SECTION 3.02 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above written.

                                    ACE CASH EXPRESS, INC.



                                    By:
                                         ---------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                          --------------------------------------


                                    WELLS FARGO BANK TEXAS,
                                    NATIONAL ASSOCIATION, as Agent



                                    By:
                                         ---------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                            ------------------------------------


                                    PRINCIPAL LIFE INSURANCE COMPANY



                                    By:
                                         ---------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                            ------------------------------------


                                    By:
                                         ---------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                            ------------------------------------


                                    TRAVELERS EXPRESS COMPANY, INC.



                                    By:
                                         ---------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                            ------------------------------------

                                    WILMINGTON  TRUST  COMPANY,
                                    not   in   its   individual
                                    capacity     (except     as
                                    otherwise         expressly
                                    provided in this Agreement)
                                    but solely as Trustee



                                    By:
                                         ---------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                            ------------------------------------

                                   EXHIBIT K
                             FORM OF SWINGLINE NOTE


U.S. $_______________          Dallas, Texas              _______________, 200__


     FOR VALUE RECEIVED, the undersigned, ACE CASH EXPRESS, INC., a Texas corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of __________________________________________, a ____________________________ (the
"Lender"), for the account of its Applicable Lending Office (as defined in that certain Amended and Restated Credit Agreement, dated as of November , 2000 by and among the Borrower, the Lender, certain other lenders from time to time parties thereto (collectively, the "Lenders") Wells Fargo Bank Texas, National Association, a national banking association, as Agent for the Lenders, Bank of America, N.A., a national banking association, as Syndication Agent, and First Union National Bank, a national banking association, and The Chase Manhattan Bank, a national banking association, both as Managing Agents (as amended, modified or supplemented from time to time, the "Credit Agreement") (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) or any other office designated by the Lender, the principal amount of ______________________________________________ DOLLARS
($_________________).

         The Borrower promises to pay the entire unpaid principal balance hereof at such time as specified in the Credit Agreement. In addition, the Borrower promises to pay interest on the unpaid principal balance hereof from and after the date hereof until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to Wells Fargo Bank Texas, National Association, a national banking association, as Agent, at 4975 Preston Park Boulevard, Suite 280, Plano, Texas 75093, in same day funds. All payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Swingline Note, provided, however, that failure of the Lender to make such notation or any error therein shall not in any manner affect the obligation of the Borrower to repay such Swingline Loans in accordance with the terms of this Swingline Note.

         This Swingline Note is one of the Swingline Notes referred to in, and is subject to and entitled to the benefits of, the Credit Agreement. This Swingline Note is secured by the Collateral described in the Credit Documents. The Credit Agreement, among other things, (i) provides for the making of Swingline Loans by the Lender to the Borrower from time to time pursuant to
Section 2.17 of the Credit Agreement, the indebtedness of the Borrower resulting from each such Swingline Loan being evidenced by this Swingline Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

         The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

         THIS SWINGLINE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (EXCEPT THAT THE PROVISIONS OF CHAPTER 346 OF THE TEXAS FINANCE CODE, WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS, SHALL NOT APPLY TO THIS SWINGLINE NOTE).

                        ACE CASH EXPRESS, INC.



                        By:
                           -----------------------------------------------------
                        Name:
                             ---------------------------------------------------
                        Title:
                              --------------------------------------------------


                                LOANS, MATURITIES
                     AND PAYMENTS OF PRINCIPAL AND INTEREST

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
                                        Rate of        Amount of        Amount of
                     Amount and        Interest        Principal      Interest Paid       Unpaid
 Borrowing Date     Type of Loan     Applicable to      Paid or        or Prepaid        Principal     Notation Made
                                         Loan           Prepaid                           Balance            By
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
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------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
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------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
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------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
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------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
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------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
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------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

                                    EXHIBIT L

                               CONSENT AND WAIVER

Reference is hereby made to the Stockholders' Agreement dated as of March 30, 2000, among ePacific Incorporated, a Delaware corporation, and the persons identified on Exhibit A thereto (the "Stockholders' Agreement"). Capitalized terms not otherwise defined in this Consent and Waiver are used as defined in the Stockholders' Agreement.

The Stockholders' Agreement provides, among other things, that no Stockholder may effect certain sales (as defined in Section 4.1(b) of the Stockholders' Agreement) of Securities without affording the other Stockholders a right to participate in each such sale and that no party to the Stockholders' Agreement may assign its rights thereunder without the consent of the other parties thereto. The undersigned have been informed that one of the Stockholders, Ace, proposes to enter into an amended and restated credit agreement with a syndicate of bank lenders. That agreement provides that Ace must pledge or hypothecate all of its rights to and interest in the Securities that it owns and its rights under the Stockholders' Agreement (collectively, the "Ace Securities") to Wilmington Trust Company, as collateral trustee for the benefit of those lenders and Ace's other secured creditors (the "Collateral Trustee"), to secure Ace's payment and performance of its obligations to those lenders and those other secured creditors.

The undersigned hereby consent to, and waive their respective rights to participate or effect a sale of any of their respective Securities in, Ace's pledge or hypothecation to the Collateral Trustee and any sale and assignment of rights resulting from the Collateral Trustee's exercise of any of the rights or remedies it may have under applicable security agreements and applicable law regarding the Ace Securities, so long as any transferee of any of the Ace Securities from Ace or the Collateral Trustee agrees to become a party to the Stockholders' Agreement and, among other things, to comply with Section 4 of the Stockholders' Agreement as to any transfer by it of the Ace Securities.

This Consent and Waiver shall be binding upon, and shall inure to the benefit of and be enforceable by, the respective personal representatives, successors, and assigns of the undersigned. This Consent and Waiver may be signed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one, and the same, document.



ePACIFIC INCORPORATED                  MASSEY BURCH VENTURE FUND II, L.P.

                                       By: MB-Partners II, L.P., General Partner
By: _______________________

COMMUNITY WEST BANCSHARES              By:  _______________________


By: _______________________            JOHN N. KAPOOR TRUST, DTD. 9/20/89

                                       By: _______________________
_______________________
DOUGLAS W. KING


_______________________
VICTORIA ZINOVIEVA

                                                SCHEDULE 2.01(a)
                                           REDUCING REVOLVER COMMITMENTS

    Lender        Commitment   Commitment     Commitment   Commitment    Commitment
                   during        during        during        during        during
                   Period        Period        Period        Period        Period
                    from          from          from          from          from
                  Closing      10/1/01 -      1/1/02 -      4/1/02 -      7/1/02 -
                   Date -       12/31/01       3/31/02      6/30/02       9/30/02
Wells Fargo
    ..........
Bank Texas, ..   $21,609,849   $20,157,813   $18,703,125   $17,248,437   $15,793,750
National
Association

Bank of ......   $14,583,333   $13,598,187   $12,616,875   $11,635,563   $10,654,250
America, N.A .

First Union ..   $11,079,545   $10,336,562   $ 9,590,625   $ 8,844,688   $ 8,098,750
National Bank

The Chase ....   $11,079,545   $10,336,562   $ 9,590,625   $ 8,844,688   $ 8,098,750
Manhattan Bank

National City    $ 3,693,182   $ 3,443,500   $ 3,195,000   $ 2,946,500   $ 2,698,000
Bank

Hibernia .....   $ 1,477,273   $ 1,376,188   $ 1,276,875   $ 1,177,562   $ 1,078,250
National Bank

Texas Capital
Bank, ........   $ 1,477,273   $ 1,376,188   $ 1,276,875   $ 1,177,562   $ 1,078,250
National
Association

Total ........   $65,000,000   $60,625,000   $56,250,000   $ 51,875,000  $47,500,000
Reducing
Revolver
Commitment



                 Commitment    Commitment   Commitment    Commitment     Commitment     Percentage
                   during        during       during        during       from 10/1/03        of
Lender             Period        Period       Period        Period        Reducing      Commitment
                    from          from        from           from         Revolver
                  10/1/02 -     1/1/03 -     4/1/03 -       7/1/03 -        Term.
                  12/31/02      3/31/03      6/30/03        9/30/03

Wells Fargo
    ..........
Bank Texas, ..   $14,339,062   $12,884,375   $11,429,687   $ 9,975,000   $ 8,520,312        33.25%
National
Association

Bank of ......   $ 9,672,936   $ 8,691,625   $ 7,710,313   $ 6,729,000   $ 5,747,687        22.43%
America, N.A .

First Union ..   $ 7,352,813   $ 6,606,875   $ 5,860,938   $ 5,115,000   $ 4,369,062        17.05%
National Bank

The Chase ....   $ 7,352,813   $ 6,606,875   $ 5,860,938   $ 5,115,000   $ 4,369,063        17.05%
Manhattan Bank

National City    $ 2,449,500   $ 2,201,000   $ 1,952,500   $ 1,704,000   $ 1,455,500         5.68%
Bank

Hibernia .....   $   978,938   $   879,625   $   780,312   $   681,000   $   581,688         2.27%
National Bank

Texas Capital
Bank, ........   $   978,938   $   879,625   $   780,312   $   681,000   $   581,688         2.27%
National
Association

Total ........   $43,125,000   $38,750,000   $34,375,000   $30,000,000   $25,625,000       100.00%
Reducing
Revolver
Commitment



                                                 SCHEDULE 2.01(b)

                                           REVOLVING CREDIT COMMITMENTS

                                                                                      Percentage of
Lender                                                          Commitment             Commitment
------                                                          ----------            -------------

Wells Fargo Bank Texas, National Association                   $45,890,151               29.61%

Bank of America, N.A.                                          $40,416,667               26.08%

First Union National Bank                                      $26,420,455               17.05%

The Chase Manhattan Bank                                       $26,420,455               17.05%

National City Bank                                              $8,806,818                5.68%

Hibernia National Bank                                          $3,522,727                2.27%

Texas Capital Bank, National Assocation                         $3,522,727                2.27%

Total Revolving Credit Commitments                         $155,000,000.00              100.00%
                                                           ===============              =======